                Lincoln Variable Insurance Products Trust

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Growth Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Growth Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP S&P 500 Index Fund

LVIP Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Value Opportunities Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                Standard Class

                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus April 30, 2007

Each fund is a series of the Lincoln Variable Insurance Products Trust (referred to as "fund") that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

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Fund Overview -
LVIP Capital Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Capital Growth Fund (fund), formerly the JPVF Capital Growth Portfolio, is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of large U.S. companies. The equity securities in which the fund may invest include common stock, convertible securities, rights, warrants and exchange traded funds (ETF's). When evaluating the fund's performance, the Russell 1000 (Reg. TM) Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests in stocks of successful, large, growing companies. The fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry the sub-adviser ranks each stock based on its estimated upside return potential relative to its down side risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into opportunities believed to be more promising.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund may invest up to 25% of its total assets in foreign securities denominated in foreign currencies. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

                                                                            CG-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
----                 ----     ----     ----      ----      ----      ----     ----    ----    ----
29.41                38.47%   44.66%   -13.46%   -25.19%   -31.12%   26.97%   9.47%   4.77%   4.80%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 30.98%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (26.15)%.

Average Annual Total Return

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
    LVIP Capital Growth Fund   4.80%    1.01%     5.84%
  Russell 1000 Growth Index*   9.07%    2.69%     5.44%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization

CG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                      N/A
 Deferred Sales Charge (Load)                                                  N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A
 Redemption Fee                                                                N/A
 Exchange Fee                                                                  N/A
 Account Maintenance Fee                                                       N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                0.73%
 Distribution and/or Service (12b-1) fees                                      None
 Other Expenses1                                                               0.09%
 Annual Fund Operating Expenses                                                0.82%
 Less Fee Waiver and Expense Reimbursement2                                   (0.01%)
 Net Expenses                                                                  0.81%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Capital Growth Portfolio into the LVIP Capital Growth Fund.

2 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $83      $261      $454    $1,013

                                                                            CG-3

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Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. When evaluating the fund's performance, the FTSE EPRA/NAREIT Global Real Estate Index is used as the benchmark. The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

                                                                          CGRE-1

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

How has the fund performed?

The fund commenced operations on April 30, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                      N/A
 Deferred Sales Charge (Load)                                                  N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A
 Redemption Fee                                                                N/A
 Exchange Fee                                                                  N/A
 Account Maintenance Fee                                                       N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                0.95%
 Distribution and/or Service (12b-1) fees                                      None
 Other Expenses1                                                               0.15%
 Total Annual Fund Operating Expenses                                          1.10%
 Less Fee Waiver and Expense Reimbursement2,3                                 (0.25%)
 Net Expenses                                                                  0.85%

1 Other Expenses have been estimated for the current fiscal year.

2 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.85% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

3 The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250,000,000 of average net assets of the fund and 0.32% of the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2008, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waiver for the one year contractual period and the total operating expenses without waivers for the years two and three. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years1   10 years1
-------- --------- ---------- ----------
   $87      $325   N/A        N/A

1 Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

CGRE-2

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or LIA.

The following chart does not show you the performance of the LVIP Cohen & Steers Global Real Estate Fund - it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen & Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31, 2006, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has performed or will perform. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                              For periods ended
                                                                   12/31/06
                                                              ------------------
                                                                                    Since
                                                               1 year   3 years   Inception*
                                                              -------- --------- -----------
  Cohen & Steers Global Real Estate Securities composite1,2   47.37%   32.90%    38.53%
                 FTSE EPRA/NAREIT Global Real Estate Index3   42.33%   31.33%    36.25%
           S&P/Citigroup World Property Broad Market Index4   40.27%   30.05%    35.40%

* Inception date is April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate Securities composite that was managed by both Cohen & Steers Capital Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, the management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only the management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                                                                          CGRE-3

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Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund), formerly the Bond Fund, is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of the Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve

                                                                            DB-1

exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 397% in 2006. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

DB-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999     2000     2001    2002     2003    2004    2005    2006
----                 ----    ----     ----     ----    ----     ----    ----    ----    ----
9.31%                9.56%   -3.27%   10.89%   9.18%   10.13%   7.28%   5.30%   2.64%   4.71%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 1998 at: 5.03%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.04%).

Average Annual Total Return

                                           For periods ended 12/31/06
                                          ----------------------------
                                           1 year   5 years   10 years
                                          -------- --------- ---------
                LVIP Delaware Bond Fund   4.71%    5.99%     6.49%
  Lehman Brothers Aggregate Bond Index*   3.78%    5.06%     6.24%

* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                      N/A
 Deferred Sales Charge (Load)                                                  N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A
 Redemption Fee                                                                N/A
 Exchange Fee                                                                  N/A
 Account Maintenance Fee                                                       N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                0.34%
 Distribution and/or Service (12b-1) fees                                      None
 Other Expenses1                                                               0.07%
 Annual Fund Operating Expenses                                                0.41%

1 The fees and expenses shown in the table above have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                            DB-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $42      $132      $230      $518

DB-4

Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Growth and Income Fund (fund), formerly the Growth and Income Fund, is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 29% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

                                                                           DGI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001      2002      2003     2004     2005    2006
----                 ----     ----     ----     ----      ----      ----     ----     ----    ----
30.93%               20.34%   17.54%   -9.63%   -11.21%   -22.07%   29.71%   11.99%   5.54%   12.36%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

Average Annual Total Return

                                          For periods ended 12/31/06
                                         ----------------------------
                                          1 year   5 years   10 years
                                         -------- --------- ---------
  LVIP Delaware Growth and Income Fund   12.36%   6.07%     7.15%
                   Russell 1000 Index*   15.46%   6.82%     8.64%

* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                      N/A
 Deferred Sales Charge (Load)                                                  N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A
 Redemption Fee                                                                N/A
 Exchange Fee                                                                  N/A
 Account Maintenance Fee                                                       N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                0.33%
 Distribution and/or Service (12b-1) fees                                      None
 Other Expenses1                                                               0.07%
 Annual Fund Operating Expenses                                                0.40%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

DGI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $41      $128      $224      $505

                                                                           DGI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund), formerly the Managed Fund, is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The hypothetical benchmark is constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $25.5 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have market capitalizations between $1 billion and $4 billion. The stock category may also include investment in small-sized companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

                                                                            DM-1

Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

DM-2

Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligation securities as part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 143% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

                                                                            DM-3

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These

DM-4

actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999    2000     2001     2002      2003     2004     2005    2006
----                 ----     ----    ----     ----     ----      ----     ----     ----    ----
21.83%               12.72%   7.72%   -1.41%   -1.58%   -11.08%   22.90%   10.00%   4.49%   10.57%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.

Average Annual Total Return

                                            For periods ended 12/31/06
                                          ------------------------------
                                            1 year    5 years   10 years
                                          ---------- --------- ---------
             LVIP Delaware Managed Fund      10.57%     6.80%     7.15%
  Lehman Brothers Aggregate Bond Index*       4.33%     5.06%     6.24%
                   Russell 1000 Index**      15.46%     6.82%     8.64%
                  Russell 2000 Index***      18.37%    11.39%     9.44%
      Citigroup 90-Day T-Bill Index****       4.76%     2.35%     3.67%

* The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization.

*** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization.

**** The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.

                                                                            DM-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                      N/A
 Deferred Sales Charge (Load)                                                  N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A
 Redemption Fee                                                                N/A
 Exchange Fee                                                                  N/A
 Account Maintenance Fee                                                       N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                0.41%
 Distribution and/or Service (12b-1) fees                                      None
 Other Expenses1                                                               0.09%
 Annual Fund Operating Expenses                                                0.50%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $51      $160      $280      $628

DM-6

Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund), formerly the Social Awareness Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                           DSA-1

Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions);
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

DSA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001     2002      2003     2004     2005     2006
----                 ----     ----     ----     ----     ----      ----     ----     ----     ----
37.53%               19.89%   15.44%   -8.33%   -9.50%   -22.14%   31.86%   12.70%   12.03%   12.31%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.

Average Annual Total Return

                                         For periods ended 12/31/06
                                        ----------------------------
                                         1 year   5 years   10 years
                                        -------- --------- ---------
  LVIP Delaware Social Awareness Fund   12.31%   7.80%     8.68%
                  Russell 1000 Index*   15.46%   6.82%     8.64%

* The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.35%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.42%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           DSA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $43      $135      $235      $530

DSA-4

Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund
(fund), formerly the Special Opportunities Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of domestic stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $8.8 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 11% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

                                                                           DSO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999     2000     2001    2002      2003     2004     2005     2006
----                 ----    ----     ----     ----    ----      ----     ----     ----     ----
28.15%               6.79%   -4.48%   16.04%   2.16%   -11.75%   33.99%   22.76%   15.65%   16.05%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

Average Annual Total Return

                                              For periods ended 12/31/06
                                             ----------------------------
                                              1 year   5 years   10 years
                                             -------- --------- ---------
  LVIP Delaware Special Opportunities Fund   16.05%   14.27%    11.68%
               Russell Midcap Value Index*   20.22%   15.88%    13.65%

* The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

DSO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.37%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.45%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $46      $144      $252      $567

                                                                           DSO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund), formerly the Equity-Income Fund, is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income-producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $104.6 billion. The smallest company in this index had a market cap of $863.0 million and the largest company in this index had a market cap of $410.7 billion as of February 28, 2007.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 199% in 2006.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

                                                                           FEI-1

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

FEI-2

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999    2000     2001     2002      2003     2004    2005    2006
----                 ----     ----    ----     ----     ----      ----     ----    ----    ----
30.68%               12.73%   6.27%   10.62%   -7.34%   -15.67%   32.35%   9.77%   4.49%   11.27%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.

The Funds lowest return for a quarter occurred in the third quarter of 2002 at:
(16.94%).

Average Annual Total Return

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP FI Equity-Income Fund   11.27%      7.33%     8.62%
   Russell 1000 Value Index*   22.25%     10.86%    11.00%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

                                                                           FEI-3

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.81%
 Less Fee Waiver and Expense Reimbursements2                                     (0.06)
 Net Expenses                                                                     0.75%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; 0.13% of average daily net assets of the fund in excess of $750,000,000. Prior to Sepetember 1, 2006, the waiver amount was 0.00% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; and 0.10% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $253      $444      $996

FEI-4

Fund Overview -
LVIP Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Growth Opportunities Fund (fund), formerly the Growth Opportunities Fund, is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Index and the S&P Small Cap 600 Index included companies with capitalizations up to $3.7 billion as of February 28, 2007 and up to $3.7 billion, as of December 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of the those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 269% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.

                                                                            GO-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance for one year; and (b) how the Standard Class' average annual returns for one year and lifetime compare with those of a broad measure of market performance. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.

Average Annual Total Return
[GRAPHIC OMITTED]

[Chart]
Average Annual Total Return
2006
----
10.17

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 16.34%.

The fund's lowest return for the quarter occurred in the second quarter of 2006 (7.73%).

                                    For periods ended 12/31/06
                                   -----------------------------
                                    1 year   5 years   Lifetime*
                                   -------- --------- ----------
  LVIP Growth Opportunities Fund   10.17%   N/A       21.26%
     Russell 2000 Growth Index**   13.35%   N/A       19.90%

* The fund's lifetime began on May 3, 2005. Lifetime index performance however, began on May 1, 2005.

** Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

GO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.99%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  3.62%
 Total Annual Fund Operating Expenses                                             4.61%
 Less Fee Waiver and Expense Reimbursement2                                      (3.43%)
 Net Expenses                                                                     1.18%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 1.18% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $120   $1,081    $2,050    $4,504

                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund), formerly the Capital Appreciation Fund, is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 99% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is

                                                                           JCA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
----                 ----     ----     ----      ----      ----      ----     ----    ----    ----
25.28%               37.95%   45.45%   -15.85%   -25.88%   -26.96%   32.45%   5.28%   4.20%   9.67%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.

Average Annual Total Returns

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
   Capital Appreciation Fund   9.67%    3.08%     6.20%
  Russell 1000 Growth Index*   9.07%    2.69%     5.44%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

JCA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.75%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.09%
 Annual Fund Operating Expenses                                                   0.84%
 Less Fee Waiver and Expense Reimbursements2                                     (0.14%)
 Net Expenses                                                                     0.70%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been adjusted to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30. 2008. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily nets assets of the fund; and 0.20% excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $72      $254      $452    $1,024

                                                                           JCA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Marsico International Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Marsico International Growth Fund (fund), formerly the JPVF International Equity Portfolio, is long-term capital appreciation. The fund will be "non-diversified" as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts) of companies from at least three countries located outside Cof the United States. Some issuers or securities in the fund may be based in or economically tied to the United States. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

The fund invests mainly in established growth companies, but may also invest in more aggressive growth companies, such as companies operating in emerging markets, or companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The investment policy of the fund is to be non-diversified as to individual issuers. The fund normally maintains a core position of between 35 and 50 common stocks, and may hold large positions in some stocks. The fund may hold a limited number of additional securities at times when the sub-adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the fund, the sub-adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, the sub-adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the sub-adviser has observed.

The sub-adviser's "bottom-up" stock selection looks for individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

The sub-adviser may reduce or sell investments in portfolio companies if, in the opinion of the sub-adviser, a company's fundamentals change, its stock price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.

The fund's active trading approach will increase trading costs. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Marsico Capital Management, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Since the fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund, the fund's value may decrease because of a single investment or a small number of investments.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

                                                                           MIG-1

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the rights of investing in foreign securities are heightened when investing in emerging market countries.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000     2001     2002     2003     2004     2005     2006
----                 ----     ----     ----     ----     ----     ----     ----     ----
21.66%               32.54%   23.69%   22.98%   22.79%   31.38%   17.02%   19.46%   23.97%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 20.42%.

The funds lowest return for a quarter occurred in the third quarter of 2001 at:
(21.82%).

MIG-2

Average Annual Total Return

                                             For periods ended 12/31/06
                                           ------------------------------
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
  LVIP Marsico International Growth Fund   23.97%   11.95%    5.84%
                        MSCI EAFE Index*   26.34%   14.98%    8.39%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

** Return calculated from inception date, 1/1/98.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.97%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.16%
 Annual Fund Operating Expenses                                                   1.13%
 Less FeeWaiver and Expense Reimbursement2                                       (0.01%)
 Net Expenses                                                                     1.12%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF International Equity Portfolio into the LVIP Marsico International Growth Fund.

2 The adviser has contractually agreed to reimburse the fund to the extent that the fund's total annual operating expenses exceed 1.12% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $114     $358      $621    $1,374

                                                                           MIG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP MFS Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP MFS Value Fund (fund), formerly the JPVF Value Portfolio, is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stocks. The fund pursues its objectives primarily by investing in equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book value and debt-to-equity ratios. The sub-adviser determines value based upon research and analysis, taking all relevant factors into account. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark.

The fund intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the fund may invest in securities not currently paying dividends where the sub-adviser anticipates that they will increase in value, and the fund's dividend distribution will vary and may be low. The fund may invest up to 10% of its assets in fixed income securities; and up to an additional 10% of its assets in convertible securities rated below investment-grade (also known as junk bonds) at the time of purchase.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Massachusetts Financial Services Company (referred to as MFS). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Value stocks may never reach what the subadviser believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

The fund may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

                                                                            MV-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999    2000    2001    2002      2003     2004     2005    2006
----                 ----     ----    ----    ----    ----      ----     ----     ----    ----
28.92%               12.63%   5.75%   9.25%   1.54%   -21.36%   28.18%   11.85%   7.98%   19.66%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 16.14%.

The funds lowest return for a quarter occurred in the third quarter of 2002 at:
(19.26%).

Average Annual Total Return

                               For periods ended 12/31/06
                              ----------------------------
                               1 year   5 years   10 years
                              -------- --------- ---------
        LVIP MFS Value Fund   19.66%      7.82%     9.52%
  Russell 1000 Value Index*   22.25%     10.86%    11.00%

* The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.74%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.10%
 Total Annual Fund Operating Expenses                                             0.84%
 Less Fee Waiver and Expense Reimbursement2                                      (0.02%)
 Net Expenses                                                                     0.82%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Value Portfolio into the LVIP MFS Value Fund.

2 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

MV-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $84      $266      $464    $1,035

                                                                            MV-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Growth Fund (fund), formerly the JPVF Mid-Cap Growth Portfolio, is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The fund attempts to invest in companies that are diversified across economic sectors.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap (Reg. TM) Growth Index. As of February 28, 2007, the smallest company in the index had a market cap of $1.3 billion and the largest company in the index had a market cap of $20.7 billion. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The sub-adviser utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:
 o Security Screening: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.
 o Fundamental Analysis: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.
 o Technical Analysis: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund's active trading approach will increase trading costs. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Turner Investment Partners, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in small volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

                                                                           MCG-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006
----                 ----     ----     ----     ----
-31.62%              49.59%   11.84%   12.27%   6.72%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.61%.

The fund's lowest return for a quarter occurred in the second quarter of 2002 at: (19.44%).

Average Annual Total Return

                                    For periods ended 12/31/06
                                 --------------------------------
                                   1 year    5 years   Lifetime**
                                 ---------- --------- -----------
      LVIP Mid-Cap Growth Fund       6.72%  6.51%     2.91%
  Russell Midcap Growth Index*      10.66%  8.22%     5.52%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

** Return calculated from inception date, 5/1/01.

MCG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.90%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.23%
 Annual Fund Operating Expenses                                                   1.13%
 Less Fee Waiver and Expense Reimbursements2,3                                   (0.10%)
 Net Expenses                                                                     1.03%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Mid-Cap Growth Portfolio into the LVIP Mid-Cap Growth Fund.

2 The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the Fund.

3 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $105     $349      $613    $1,366

                                                                           MCG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Value Fund (fund), formerly the JPVF Mid-Cap Value Portfolio, is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. These companies are generally established companies that may not be well-known "household" names. The fund may invest up to 20% of its net assets in securities of foreign issuers (including Depositary Receipts). The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund focuses on those stocks within the Russell 2500TM Index which fall within the bottom half of the price-to-earnings distribution. As of February 28, 2007, the smallest company in the index had a market cap of $74.0 million and the largest company in the index had a market cap of $10.2 billion. The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions. When evaluating the fund's performance, the Russell 2500 Value Index is used as the benchmark.

The fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the sub-adviser's estimate of their relative return/appreciation potential.

The fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty in closing out positions at prevailing market prices.

                                                                           MCV-1

Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006
----                 ----     ----     ----     ----
-13.66%              43.14%   15.81%   10.01%   17.69%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 21.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (20.09%).

Average Annual Total Return

                                For periods ended 12/31/06
                              ------------------------------
                               1 year   5 years   Lifetime**
                              -------- --------- -----------
    LVIP Mid-Cap Value Fund   17.69%   13.14%    11.35%
  Russell 2500 Value Index*   20.18%   15.51%    14.72%

* The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

MCV-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.99%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.14%
 Annual Fund Operating Expenses                                                   1.13%
 Less Fee Waiver and Expense Reimbursements2                                     (0.02%)
 Net Expenses                                                                     1.11%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Mid-Cap Value Portfolio into the LVIP Mid-Cap Value Fund.

2 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent the the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $113     $357      $620    $1,373

                                                                           MCV-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund), formerly the International Fund, is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the

                                                                           MIV-1

currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

MIV-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000    2001     2002      2003     2004     2005     2006
----                 ----     ----     ----    ----     ----      ----     ----     ----     ----
6.00%                14.66%   17.20%   0.11%   -9.96%   -10.78%   41.62%   20.94%   12.54%   30.01%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.

Average Annual Total Return

                                            For periods ended 12/31/06
                                           ----------------------------
                                            1 year   5 years   10 years
                                           -------- --------- ---------
  LVIP Mondrian International Value Fund   30.01%   17.46%      11.12%
                        MSCI EAFE Index*   26.86%   15.43%       8.06%

* The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.71%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.14%
 Annual Fund Operating Expenses                                                   0.85%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in the expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           MIV-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $87      $271      $471    $1,049

MIV-4

Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund), formerly the Money Market Fund, is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999    2000    2001    2002    2003    2004    2005    2006
----                 ----    ----    ----    ----    ----    ----    ----    ----    ----
5.14%                5.12%   4.74%   6.06%   4.06%   1.36%   0.68%   0.88%   2.79%   4.68%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

The fund's lowest return for a quarter occurred in the third quarter of 2003 at: 0.14%.

The fund's 7-day yield ending December 31, 2006 was 4.94%.

Average Annual Total Return

                                    For periods ended 12/31/06
                                   ----------------------------
                                    1 year   5 years   10 years
                                   -------- --------- ---------
                MoneyMarket Fund   4.68%    2.07%     3.53%
  Citigroup 90 day T-Bill Index*   4.76%    2.35%     3.67%

* Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                   0.42%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.50%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $51      $160      $280      $628

                                                                            MM-3

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Fund Overview -
LVIP S&P 500 Index Fund1
What are the fund's goals and main investment strategies?
The investment objective of the LVIP S&P 500 Index Fund (fund), formerly the JPVF S&P 500 Index Portfolio, is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing in all the securities that make up the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). Under normal market conditions, the fund will invest at least 90% of its assets in the securities of issuers included in the S&P 500 Index. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500 Index consists of the common stocks of 500 major corporations selected according to:
 o size;
 o frequency and ease by which their stocks trade; and
 o range and diversity of the American economy.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The fund may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mellon Capital Management Corporation. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

An index futures contract is considered a derivative because it derives its value from the price of the index. The use of index futures contracts entails certain risks, including but not limited to the following: no assurance that a liquid market will exist for a particular futures contract at any specific time; imperfect correlation in the price of futures contracts and movements in the price of the underlying securities within the index; and potential losses in excess of the amount invested in the futures contracts themselves. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

1 "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
  (Reg. TM)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

                                                                           SPI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2001                 2002      2003     2004     2005    2006
----                 ----      ----     ----     ----    ----
-12.18%              -22.34%   28.30%   10.56%   4.69%   15.52%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.28%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.26 %).

Average Annual Total Return

                              For periods ended 12/31/06
                            ------------------------------
                             1 year   5 years   Lifetime**
                            -------- --------- -----------
  LVIP S&P 500 Index Fund   15.52%   5.91      1.02%
           S&P 500 Index*   15.79%   6.19%     1.30%

* The S&P 500 Index consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade; and range and diversity of the American economy.

** Return calculated from inception date, 5/1/00.

SPI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.24%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.11%
 Total Annual Fund Operating Expenses                                             0.35%
 Less Fee Waiver and Expense Reimbursement2                                      (0.07%)
 Net Expenses                                                                     0.28%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF S&P 500 Index Portfolio into the LVIP S&P 500 Index Fund.

2 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets. The Agreement will continue at least through April 30, 2008 and will renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $29      $105      $189      $436

                                                                           SPI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Small-Cap Index Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Small-Cap Index Fund (fund), formerly the JPVF Small Company Portfolio, is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index1, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objectives by investing primarily in the securities that make up the Russell 2000 Index, although the fund reserves the right not to invest in every security in the Russell 2000 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the fund's performance, the Russell 2000 Index is used as the benchmark. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index. Stocks in the Russell 2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000 Index is a widely used measure of small U.S. company stock performance.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

The fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mellon Capital Management Corporation. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000 (Reg. TM) is a trademark of Russell Investment Group.

                                                                           SCI-1

How has the fund performed?

The performance in the bar chart and table below reflects returns prior to the investment objective change and name change to the fund, which became effective April 30, 2007. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower. [GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998      1999     2000      2001     2002      2003     2004    2005     2006
----                 ----      ----     ----      ----     ----      ----     ----    ----     ----
23.60%               -11.78%   14.20%   -17.87%   -7.18%   -28.96%   40.32%   6.21%   11.96%   13.08%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 25.43%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (23.28%).

Average Annual Total Return

                                 For periods ended 12/31/06
                                ----------------------------
                                 1 year   5 years   10 years
                                -------- --------- ---------
    LVIP Small-Cap Index Fund   13.08%      6.04%     2.44%
          Russell 2000 Index*   18.37%     11.39%     9.44%
  Russell 2000 Growth Index**   13.35%      6.93%     4.88%

* Effective April 30, 2007, the perfomance benchmark of the fund has changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Russell 2000 Index better represents the investment objective of the funds which changed effective April 30, 2007. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index which represent approximately 8% of the market capitalization of the Russell 3000 Index.

** The Russell 2000 Growth Index measurers the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of ther smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

SCI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                  0.32%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses2                                                                  0.14%
 Total Annual Fund Operating Expenses                                             0.46%
 Less Fee Waiver and Expense Reimbursement3                                       0.00%
 Net Expenses                                                                     0.46%

1 The Mangement Fee has been restated to reflect a new management fee agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Small Company Portfolio into the LVIP Small-Cap Index Fund.

3 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $47      $148      $258      $579

                                                                           SCI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Growth Stock Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (fund), formerly the JPVF Strategic Growth Portfolio, is to provide long-term growth of capital. Dividend and interest income from the fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. When evaluating the fund's performance, the Russell 1000 (Reg. TM) Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with one or more of the following:
 o An above-average growth rate: Superior growth in earnings and cash flow.
 o Operations in "fertile fields": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.
 o A profitable niche: A lucrative niche in the economy that enables the company to expand even during times of slow growth.

The fund may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and subadviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investments in futures and options, if any, are subject to additional volatility and potential losses.

                                                                         TRPGS-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
----                 ----     ----     ----      ----      ----      ----     ----    ----    ----
20.47%               32.93%   76.51%   -19.17%   -35.16%   -33.84%   32.00%   9.66%   6.29%   13.33%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 55.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (28.13%).

Average Annual Total Return

                                           For periods ended 12/31/06
                                         ------------------------------
                                           1 year    5 years   10 years
                                         ---------- --------- ---------
  LVIP T. Rowe Price Growth Stock Fund      13.33%  2.90%     5.50%
            Russell 1000 Growth Index*       9.07%  2.69%     5.44%

* The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.78%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.12%
 Annual Fund Operating Expenses                                                   0.90%
 Less Fee Waiver and Expense Reimbursement2                                      (0.02%)
 Net Expenses                                                                     0.88%

1 The fees and expenses shown in the table have been adjusted to reflect a new administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Strategic Growth Portfolio into the LVIP T. Rowe Price Growth Stock Fund.

2 The adviser has contractually agreed to reimburse the fund to the extent that the fund's total annual fund operating expense exceed 0.88% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

TRPGS-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $90      $285      $497    $1,106

                                                                         TRPGS-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (fund), formerly the Aggressive Growth Fund, is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.3 billion to $20.7 billion as of February 28, 2007 while the range of the S&P MidCap 400 Index was $500.0 million to $10.6 billion as of December 31, 2006.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have one or more of the following:
  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 41% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                       TRPSMCG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001      2002      2003     2004     2005    2006
----                 ----     ----     ----     ----      ----      ----     ----     ----    ----
23.09%               -6.20%   42.43%   -2.69%   -33.29%   -30.22%   32.62%   13.66%   9.81%   9.28%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

TRPSMCG-2

Average Annual Total Return

                                                        For periods ended 12/31/06
                                                      ------------------------------
                                                        1 year    5 years   10 years
                                                      ---------- --------- ---------
  LVIP T. Rowe Price Structured Mid-Cap Growth Fund       9.28%  4.77%     3.03%
                       Russell Midcap Growth Index*      10.66%  8.22%     8.62%

* The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.12%
 Annual Fund Operating Expenses                                                   0.85%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $87      $271      $471    $1,049

                                                                       TRPSMCG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Templeton Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Templeton Growth Fund (fund), formerly the JPVF World Growth Stock Portfolio, is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in stocks issued by companies of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The fund will generally be composed of investments from among many different industries. As a general matter, the fund will be invested in a minimum of five different foreign countries. When evaluating the fund's performance, the MSCI World Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $455.6 billion.

The sub-adviser emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. The sub-adviser employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

The fund may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. These securities will be delivered to the fund at a future date usually beyond customary settlement time. In general, the fund will not pay for the securities until received and will not earn interest until the contractual settlement date.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Templeton Investment Counsel, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to

                                                                            TG-1

other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

The fund is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

Securities purchased on a "when-issued" or on a "forward delivery" basis are delivered to the fund at a future date usually beyond customary settlement time. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999     2000    2001     2002      2003     2004     2005    2006
----                 ----    ----     ----    ----     ----      ----     ----     ----    ----
15.33%               2.85%   20.86%   1.54%   -6.42%   -16.67%   34.09%   18.56%   8.88%   26.13%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 18.01%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (18.38%).

Average Annual Total Return

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP Templeton Growth Fund   26.13%     12.72%     9.50%
           MSCI World Index*   20.07%      9.97%     7.64%

* The MSCI World Index is a broad-based securities Index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes.

TG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.75%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.11%
 Annual Fund Operating Expenses                                                   0.86%
 Less Fee Waiver and Expense Reimbursement2                                      (0.00%)
 Net Expenses                                                                     0.86%

1 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF World Growth Stock Portfolio into the LVIP Templeton Growth Fund.

2 The adviser has contractually agreed to reimburse the fund to the extent that the fund's total annual fund operating expense exceed 0.86% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $88      $274      $477    $1,061

                                                                            TG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP UBS Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP UBS Global Asset Allocation Fund (fund), formerly the Global Asset Allocation Fund, is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The sub-adviser uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

Equity Asset Class

Within the equity portion of the fund, the sub-adviser selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The sub-adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class

In selecting fixed income securities, the sub-adviser uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the sub-adviser considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's, or

                                                                          UGAA-1

if unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield (lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The sub-adviser may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 78% in 2006.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

UGAA-2

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade

                                                                          UGAA-3

statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000     2001     2002      2003     2004     2005    2006
----                 ----     ----     ----     ----     ----      ----     ----     ----    ----
19.47%               13.50%   11.33%   -5.44%   -7.88%   -11.89%   20.40%   13.54%   6.80%   14.51%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

UGAA-4

Average Annual Total Return

                                   For periods ended 12/31/06
                                 ------------------------------
                                   1 year    5 years   10 years
                                 ---------- --------- ---------
  Global Asset Allocation Fund      14.51%     8.06%     6.84%
           Russell 3000 Index*      15.72%     7.17%     8.64%
            MSCI World Index**      26.86%    15.43%     8.06%
       Citigroup WGBI Index***       6.12%     8.41%     5.24%
                      GSMI****      14.93%     9.95%     8.07%

* The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

**The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

***The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

****The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses1                                                                  0.18
 Annual Fund Operating Expenses                                                   0.91%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                          UGAA-5

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $93      $290      $504    $1,120

UGAA-6

Fund Overview-LVIP Value Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Value Opportunities Fund (fund), formerly the JPVF Small-Cap Value Portfolio, is to seek long-term capital appreciation by investing securities of small-cap companies. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the fund will invest at least 80% of its assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000 (Reg. TM) Index. As of February 28, 2007, the capitalization of the stocks within the Russell 2000 Index ranged from $74.0 million to $3.7 billion. When evaluating the fund's performance, the Russell 2000 Value Index is used as the benchmark.

The fund focuses on securities the sub-adviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. The sub-adviser uses a proprietary valuation model to screen over 3000 small-cap companies. This model attempts to identify small-cap companies with below-average valuation and above-average profitability. The most attractive 20% of these companies are then identified for further research.

The sub-adviser performs in-depth due diligence on those individual companies deemed from its model to be most attractive. The sub-adviser looks for companies with the following characteristics:
  o Market leader with strong position in its business
  o Stable to improving industry fundamentals
  o Above average profitability characteristics
  o Free cash flow generation
  o Strong balance sheet
  o Proven management team acting in shareholders best interests
  o High insider ownership/Insiders buying

Stocks may also be identified for investment based upon certain catalysts that may drive the valuation higher, such as an earnings surprise, restructuring/spin-offs, management change, or an acquisition. The fund typically sells a stock when according to the sub-adviser's valuation model the company's stock is considered fully valued. Securities may also be sold based upon deteriorating fundamentals.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Dalton, Greiner, Hartman, Maher & Co. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

                                                                            VO-1

Value stocks may never reach what the sub-adviser believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations and economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005    2006
----                 ----     ----     ----    ----
-12.64%              35.79%   19.77%   5.10%   10.28%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.62%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.25%).

Average Annual Total Return

                                    For periods ended 12/31/06
                                  ------------------------------
                                   1 year   5 years   Lifetime**
                                  -------- --------- -----------
  LVIP Value Opportunities Fund   10.28%   10.50%    11.30%
      Russell 2000 Value Index*   23.48%   15.37%    14.99%

* The Russell 2000 Value Index measures the performance of those companies in the Russll 2000 with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

VO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                  1.05%
 Distribution and/or Service (12b-1) fees                                         None
 Other Expenses2                                                                  0.13%
 Annual Fund Operating Expenses                                                   1.18%
 Less Fee Waiver and Expense Reimbursement3                                      (0.00%)
 Net Expenses                                                                     1.18%

1 The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement, which took effect on April 30, 2007 as a result of the reorganization of the JPVF Small-Cap Value Portfolio into the LVIP Small-Cap Value Fund.

3 The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $120     $375      $649    $1,432

                                                                            VO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive Profile Funds (each a Profile Fund) operate under a fund of funds structure. Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities.

As a matter of investment policy, the following is the allocation between stocks and bonds under normal circumstances:

Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                     Investment Strategies
---------------------------- -----------------------------------------------------------------------------
LVIP Wilshire Conservative   The Profile Fund invests approximately 60% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Profile Fund invests approximately 40% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Profile Fund invests approximately 20% of its assets in underlying funds
Aggressive Profile Fund      which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Profile Fund invests approximately 100% of its assets in underlying
Profile Fund                 funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

                                                                            WP-1

When evaluating the performance of the Profile Funds, each Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:

Fund                                             Hypothetical Benchmark
------------------------------------------------ ---------------------------------------------------------------------------
LVIP Wilshire Conservative Profile Fund          35% Dow Jones Wilshire 5000 Index, 60% Lehman Brothers Aggregate Index, 5%
                                                 MSCI EAFE Index
LVIP Wilshire Moderate Profile Fund              45% Dow Jones Wilshire 5000 Index, 40% Lehman Brothers Aggregate Index,
                                                 10% MSCI EAFE Index, 5% MSCI Emerging Markets Index
LVIP Wilshire Moderate Aggressive Profile Fund   60% Dow Jones Wilshire 5000 Index, 20% Lehman Brothers Aggregate Index,
                                                 15% MSCI EAFE Index, 5% MSCI Emerging Markets Index
LVIP Wilshire Aggressive Profile Fund            70% Dow Jones Wilshire 5000 Index, 20% MSCI EAFE Index, 10% MSCI Emerging
                                                 Markets Index

The Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Profile Fund. Wilshire Associates Incorporated, each Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Profile Fund in the various underlying funds will vary over time, and the Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciaton
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund

WP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth of capital
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Profile Funds invest in the shares of the underlying funds, the Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Profile Funds are subject to asset allocation risk, which is the risk that the Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

                                                                            WP-3

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

WP-4

How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Standard Class. The information shows (a) Standard Class performance for one year; and (b) how the Standard Class' average annual returns for one year and lifetime periods compare with those of a broad meansure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     ----
                     9.34%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.21%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.04%)

                                              Average Annual Total Return
                                            -------------------------------
                                              For periods ended 12/31/06
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       9.34%  N/A           9.21%
          Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
       Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                      MSCI EAFE Index****      26.86%  N/A          26.57%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-5

                      LVIP Wilshire Moderate Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     ----
                     12.04%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.92%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.68%)

                                          Average Annual Total Return
                                        -------------------------------
                                          For periods ended 12/31/06
                                        -------------------------------
                                          1 year    5 years   Lifetime*
                                        ---------- --------- ----------
  LVIP Wilshire Moderate Profile Fund      12.04%  N/A          12.53%
      Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
   Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                  MSCI EAFE Index****      26.86%  N/A          26.57%
     MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-6

                LVIP Wilshire Moderately Aggressive Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     ----
                     14.14%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.22%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.17%)

                                                       Average Annual Total Return
                                                     -------------------------------
                                                       For periods ended 12/31/06
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund      14.14%  N/A          15.26%
                   Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
                Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                               MSCI EAFE Index****      26.86%  N/A          26.57%
                  MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-7

                     LVIP Wilshire Aggressive Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     ----
                     16.54%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.62%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.96%)

                                            Average Annual Total Return
                                          -------------------------------
                                            For periods ended 12/31/06
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      16.54%  N/A          18.55%
        Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
     Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                    MSCI EAFE Index****      26.86%  N/A          26.57%
       MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings in these categories, see the fund's goals and investment strategies for a description of the corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-8

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............      None            None                 None                None
Other Expenses1 .....................................       0.16%           0.06%                0.08%                0.19%
Acquired Fund Fees and Expenses (AFFE)2 .............       0.72%           0.81%                0.82%                0.91%
Total Annual Fund Operating Expenses ................       1.13%           1.12%                1.15%                1.35%
Less Fee Waiver and Expense Reimbursement3 ..........      (0.16%)         (0.06%)              (0.08%)              (0.19%)
Net Expenses (including AFFE) .......................       0.97%           1.06%                1.07%                1.16%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each Profile Fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The advisor, has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. This examples reflect the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than these examples. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $ 99      $342      $605    $1,356
                 LVIP Wilshire Moderate Profile Fund   $108      $349      $610    $1,355
               LVIP Wilshire Moderately Aggressive Profile$110   $359      $628    $1,395
     LVIP Wilshire Aggressive Profile Fund                $118   $408      $720    $1,604

                                                                            WP-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030 and 2040 Profile Funds (each a Target Maturity Profile Fund) operate under a fund of funds structure. Each Target Maturity Profile Fund invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and fixed income (bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of April 30, 2007:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- -----------------------------
LVIP Wilshire 2010   The highest total return over time with an     Fixed Income 51%, Equity 49%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 58%, Fixed Income 42%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 73%. Fixed Income 27%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

* This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile Fund to the current target allocation model. In general, however, the sub-adviser does

                                                                          WTMP-1

not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

The Target Maturity Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciaton
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund

WTMP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Target Maturity Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity Profile Funds are subject to asset allocation risk, which is the risk that the Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

                                                                          WTMP-3

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Profile Funds commenced operations on April 30, 2007. Once the Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

WTMP-4

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Standard Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire 2010
                                                          Profile Fund
                                                      --------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A
Deferred Sales Charge (Load) ........................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A
Redemption Fee ......................................         N/A
Exchange Fee ........................................         N/A
Account Maintenance Fee .............................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%
Distribution and/or Service (12b-1 fees) ............        None
Other Expenses1 .....................................          0.27%
Acquired Fund Fees and Expenses (AFFE)2 .............          0.72%
Total Annual Fund Operating Expenses ................          1.24%
Less Fee Waiver and Expense Reimbursement3 ..........         (0.27%)
Net Expenses (including AFFE) .......................          0.97%

                                                       LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                          Profile Fund         Profile Fund         Profile Fund
                                                      -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ........................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................         N/A                  N/A                 N/A
Redemption Fee ......................................         N/A                  N/A                 N/A
Exchange Fee ........................................         N/A                  N/A                 N/A
Account Maintenance Fee .............................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ............        None                 None                 None
Other Expenses1 .....................................          0.17%                0.15%               0.22%
Acquired Fund Fees and Expenses (AFFE)2 .............          0.81%                0.82%               0.91%
Total Annual Fund Operating Expenses ................          1.23%                1.22%               1.38%
Less Fee Waiver and Expense Reimbursement3 ..........         (0.17%)              (0.15%)             (0.22%)
Net Expenses (including AFFE) .......................          1.06%                1.07%               1.16%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are provided to show you an estimate of the underlying fund fees and expenses attributable to each Target Maturity Profile Fund. Each Fund's expense ratio will vary based on the actual allocations to the underlying funds that occur through the year.

3 The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.25% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflects the net operating expenses with expense waivers for the Target Maturity Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity Profile Funds and the underlying funds for the years two through three. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years1   10 years1
                                    -------- --------- ---------- ----------
  LVIP Wilshire 2010 Profile Fund     $ 99      $366   N/A        N/A
  LVIP Wilshire 2020 Profile Fund     $108      $373   N/A        N/A
  LVIP Wilshire 2030 Profile Fund     $110      $374   N/A        N/A
  LVIP Wilshire 2040 Profile Fund     $118      $414   N/A        N/A

1Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                          WTMP-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                                                                           GPD-1

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee is estimated at 0.95% of the fund's average net assets).
Estate Fund
                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager: Joseph Harvey, president, has been the global chief investment officer of
                                  Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  James Corl, executive vice president, has been chief investment officer of real estate securities
                                  for Cohen & Steers since August 2004. Prior to that, he served as senior vice president and director of investment strategy. Before joining the firm in 1997, Mr. Corl was a vice president
                                  and co-portfolio manager with Heitman/PRA Securities Advisors, a REIT fund manager. Previ-
                                  ously, he was an associate in the real estate investment banking group of Credit Suisse First
                                  Boston. Mr. Corl has also worked in the real estate consulting group of Arthur Andersen & Co.
                                  and as an office-leasing agent for Iliff, Thorn & Company, a West Coast commercial real estate
                                  brokerage firm. Mr. Corl has a BA degree from Stanford University and an MBA degree from the Wharton School. Mr. Harvey and Mr. Corl lead a team of investment professionals located in New York, London, Brussels and Hong Kong.
LVIP Delaware Bond Fund           Adviser: LIA (aggregate advisory fee paid to DMC, fund's former adviser, for fiscal year ended
                                  December 31, 2006 was 0.34% of the fund's average net assets).

                                  Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                  As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                  DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                  mate control, of LNC.

                                  Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                  Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                  ing Delaware Investments, Mr. Brist was senior trader and corporate specialist for Conseco
                                  Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in
                                  finance from Indiana University and is a CFA charterholder.

GPD-2

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.

                                                                           GPD-3

Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ===============================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.41% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                             Income, is responsible for the management of the fund's debt obligations category. Prior to joining Delaware Investments, Mr. Brist was Senior Trader and Corporate Specialist for
                             Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corpo-
                             rate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana University and is a CFA Charterholder.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.

GPD-4

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                               ended December 31, 2006 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                   Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2006 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                   Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.

                                                                           GPD-5

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager: Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Growth Opportunities Fund    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.99% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager: Ronald Baron serves as portfolio manager of the fund. Mr. Baron is the founder, chief executive officer and chairman of BAMCO, Inc. and the Baron Capital Group,
                                  Inc. and, with his family, is the principal owner of BCG and is responsible for day-to-day man-
                                  agement of the fund. Mr. Baron has been the portfolio manager of the Baron Capital Asset
                                  Fund since its inception.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.75% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                  Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 38 years.

                                  Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                  aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                  dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                  Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                  Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                  cial Analyst and has 18 years of professional investment experience.

GPD-6

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Mondrian International Value    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.71% of the fund's average net assets).

                                     Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                     EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                     ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                     Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                     Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                     ting the overall investment strategy for the fund. Ms. Lewis also has responsibility for ensur-
                                     ing that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr. Gillmore, Deputy Managing Director and Senior
                                     Port-
                                     folio Manager for Mondrian, was a founding member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms. Desmond, Joint Investment Officer and Senior Portfolio Man-
                                     ager, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a mas-
                                     ters degree from Stanford University and is a CFA Charterholder. Ms. Lewis, Senior
                                     Portfolio
                                     Manager, joined Mondrian in 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK Society of Investment Professionals.
LVIP Money Market Fund               Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
                                     ended December 31, 2006 was 0.42% of the fund's average net assets).

                                     Sub-Adviser: DMC.

                                     Portfolio Manager: Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities
                                     industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                     degree from Vassar College.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the
                                     chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                                     tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in
                                     economics from Tulane University and an MBA from the Wharton School, University of Penn-
                                     sylvania. Effective October 1, 2007, P. Robert Bartolo will become Committee chairman and will be responsible for the day-to-day management of the fund. Mr. Bartolo, CFA, currently serves as a member of the Committee. Mr. Bartolo joined the firm in 2002, and previously was
                                     director of finance for MGM Mirage, Inc. Mr. Bartolo received a B.S. in accounting from the
                                     University of Southern California, and received an M.B.A. from the Wharton School.

                                                                           GPD-7

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP UBS Global Asset Allocation     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                     Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                     January 2004.

                                     Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                     manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                     ties investment management teams, each of whom is allocated a specified portion of the fund
                                     over which he or she has independent responsibility for research, security selection and port-
                                     folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                     manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                     compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                     1990.
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Profile Funds, aggregate advisory fee paid to DMC, the fund's former
Fund                                 adviser, for fiscal year ended December 31, 2006 was 0.25% of each fund's average net
LVIP Wilshire Moderate Profile       assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager: Mr. Victor Zhang is a Vice President, member of the Wilshire Funds Man-
LVIP Wilshire 2010 Profile Fund      agement Investment Committee and serves as portfolio manager of the funds. Mr. Zhang
LVIP Wilshire 2020 Profile Fund      joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was
LVIP Wilshire 2030 Profile Fund      the director responsible for portfolio structure and implementation since 2001. From 1996 to
LVIP Wilshire 2040 Profile Fund      2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment Advisory
                                     Ser-
                                     vices in Los Angeles. He holds a bachelor's degree in Business Economics from the
                                     University
                                     of California, Los Angeles.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2006 or the semi-annual report to shareholders for the six month period ended June 30, 2006.

GPD-8

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit a funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished all information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. All sub-advisers to the funds are paid out of the fees paid to the adviser.

The following chart lists each fund's investment adviser, sub-adviser, and portfolio manager. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

Fund                  Investment Adviser, Sub-Adviser and Portfolio Manager(s)
===================== ==============================================================================================
LVIP Capital Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                      0.73% of the fund's average net assets).

                      Sub-Adviser: Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts
                      02109, a registered investment adviser and Massachusetts limited liability partnership.
                      Wellington Management is one of America's oldest and largest independent investment coun-
                      seling firms. As of December 31, 2006 Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

                      Portfolio Managers: Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Man-
                      ager of Wellington Management, has served as the Portfolio Manager for the fund since 2004.
                      Mr. Shilling joined Wellington Management as an investment professional in 1994. John A.
                      Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management,
                      joined Wellington Management as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2004. Mr. Boselli is employed by Wellington Management International Limited, which is a wholly-owned sub-
                      sidiary of Wellington Management. Prior to joining Wellington Management, Mr. Boselli was an investment professional at Putnam Investments, Inc. (1996-2002).

                                                                           GPD-9

Fund                                Investment Adviser, Sub-Adviser and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Marsico International Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.97% of the fund's average net assets).

                                    Sub-Adviser: Marsico Capital Management, LLC ("Marsico"), 1200 17th Street Suite 1600,
                                    Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability com-
                                    pany. Marsico was formed in 1997, and became a wholly-owned indirect subsidiary of Bank of
                                    America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of September 30, 2006, had approximately
                                    $73.7 billion under management.

                                    Portfolio Manager: James G. Gendelman is the portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He
                                    holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to
                                    1985.
LVIP MFS Value                      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Bos-
                                    ton, Massachusetts, 02116, commonly known as MFS Investment Management, together with its subsidiary, MFS Institutional Advisors, Inc. ("MFSI"), act as the investment adviser to investment companies, separate accounts and other clients. MFS and MFSI share personnel and resources in performing their investment advisory and administrative functions. MFS is
                                    a
                                    majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc.,
                                    which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified
                                    financial services organization). MFS has been a subsidiary of Sun Life since 1982.

                                    Portfolio Manager: The fund is managed by portfolio managers Steven Gorham and Nevin
                                    Chitkara. Steven R. Gorham is a Senior Vice President and portfolio manager at MFS. Mr.
                                    Gorham joined MFS in 1989. He became a research analyst in 1993 and a portfolio manager in
                                    2000. He is a graduate of the University of New Hampshire and has a M.B.A. from Boston Col-
                                    lege. Nevin P. Chitkara is a Vice President and portfolio manager at MFS. Mr. Chitkara joined
                                    MFS in 1997. Mr. Chitkara was an equity research analyst prior to being named portfolio man-
                                    ager in 2006. Prior to joining MFS, he served on the Corporate Audit and Business Develop-
                                    ment staffs of General Electric Co. Mr. Chitkara is a graduate of Boston University and has
                                    a
                                    M.B.A. from the MIT Sloan School of Management.
LVIP Mid-Cap Growth                 Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.90% of the fund's average net assets).

                                    Sub-Adviser: Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100,
                                    Berwyn, Pennsylvania 19312, is a registered investment adviser. As of December 31, 2006,
                                    Turner had over $22.8 billion in assets under management.

                                    Portfolio Manager: The fund is managed by a committee comprised of Christopher McHugh
                                    (Lead Manager), Jason D. Schrotberger (Co-manager) and Tara R. Hedlund (Co-manager).
                                    Christopher McHugh, Vice President/Senior Portfolio Manager, joined Turner in 1990. Prior to
                                    1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has
                                    21 years of investment experience. Jason D. Schrotberger, Security Analyst/Portfolio
                                    Manager,
                                    joined Turner in 2001. Prior to 2001, he was an investment analyst at BlackRock Financial
                                    Management. Mr. Schrotberger has 13 years of investment experience. Tara R. Hedlund, Secu-
                                    rity Analyst/Portfolio Manager, joined Turner Investments in 2000. Prior to 2000, she was an
                                    audit engagement senior at Arthur Andersen LLP. Ms. Hedlund has 12 years of investment experience. Mr. Schrotberger and Ms. Hedlund are CFA charterholders.

GPD-10

Fund                 Investment Adviser, Sub-Adviser and Portfolio Manager(s)
==================== ===============================================================================================
LVIP Mid-Cap Value   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                     0.99% of the fund's average net assets).

                     Sub-Adviser: Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts
                     02109, is a registered investment adviser and Massachusetts limited liability partnership.
                     Wellington Management is one of America's oldest and largest independent investment coun-
                     seling firms. As of December 31, 2006 Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

                     Portfolio Manager: James N. Mordy, Senior Vice President and Equity Portfolio Manager of
                     Wellington Management, has served as Portfolio Manager of the fund since 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.
LVIP S&P 500 Index   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                     0.24% of the fund's average net assets).

                     Sub-Adviser: Mellon Capital Management Corporation (Mellon Capital), 595 Market Street,
                     Suite 3000, San Francisco, California 94105. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institu-
                     tional and private investors. As of September 30, 2006, Mellon Capital had assets under man-
                     agement totaling approximately $158 billion (AUM includes assets managed in overlay strate-
                     gies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.)

                     Portfolio Manager(s): Mellon Capital supervises and manages the investment portfolio of the
                     Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Susan Ellison, Richard A. Brown, and
                     Karen Q. Wong. Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Manage-
                     ment at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio
                     Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Man-
                     agement and is responsible for the management of all U.S. and international equity portfolios.
                     Ms. Ellison received her B.S. degree from San Francisco State University and is a member of the CFA Institute and the CFA Society of San Francisco. She has 18 years of investment experi-
                     ence. Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon
                     Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has
                     11 years of investment experience. Mr. Brown is a member of the CFA Institute and the CFA
                     Society of San Francisco. Karen Q. Wong, CFA is a Vice President, Equity Portfolio Manage-
                     ment at Mellon Capital. Karen Q. Wong joined Mellon Capital in 2000 as an associate portfolio manager. Currently, she co-manages a team of portfolio managers for domestic and interna-
                     tional equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco University. Ms.
                     Wong has 6 years of investment experience. Ms Wong is a member of the CFA Institute and the CFA Society of San Francisco.

                                                                          GPD-11

Fund                              Investment Adviser, Sub-Adviser and Portfolio Manager(s)
================================= ===============================================================================================
LVIP Small-Cap Index              Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                  0.75% of the fund's average net assets; the aggregate advisory fee rate effective April 30,
                                  2007 is 0.32% of the fund's average net assets).

                                  Sub-Adviser: Mellon Capital Management Corporation (Mellon Capital), 595 Market Street,
                                  Suite 3000, San Francisco, California 94105 is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of September 30, 2006, Mellon Capital had assets under management totaling approximately $158 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon
                                  Bank and Dreyfus Corp.)

                                  Portfolio Manager(s): Mellon Capital Management Corporation employs a team approach to managing the fund. The Management Team includes Susan Ellison, Richard Brown, and Karen
                                  Wong. The members of the Mangement Team are jointly and primarily responsible for the day-
                                  to-day management of the fund. The Management Team members play equal roles with respect to the management of the fund, and there are no limits on such roles.

                                  Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon
                                  Capital since 2000. Ms. Ellison joined Mellon Capital in 1988, and since 1991 she has been acting as head of the Equity Portfolio Management Group. Ms. Ellison received her B.S.
                                  degree from San Francisco State University and is a member of the CFA Institute and the Soci-
                                  ety of Investment Analysts of San Francisco. Richard A. Brown, CFA, has been a Director,
                                  Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in
                                  1995. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward.
                                  Mr. Brown is a member of the CFA Institute and the Society of Investment Analysts of San
                                  Francisco. Karen Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capi-
                                  tal. Ms. Wong joined Mellon Capital in 2000. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A.
                                  from San Francisco University. Ms Wong is a member of the CFA Institute and the Society of
                                  Investment Analysts of San Francisco.
LVIP T. Rowe Price Growth Stock   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                  0.78% of the fund's average net assets).

                                  Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Balti-
                                  more, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe
                                  Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory ser-
                                  vices to individual and institutional investor accounts and managed approximately $334.7 bil-
                                  lion as of December 31, 2006. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price
                                  Group, Inc., a publicly traded financial services holding company.

                                  Portfolio Manager: The fund is managed by an investment advisory committee. Robert W.
                                  Smith, Vice President of T. Rowe Price, serves as Committee chairman and is responsible for the day-to day management of the fund. Bob works with the Committee in developing and executing the fund's investment program. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an analyst for Massachusetts Financial Services. Bob earned his B.S. in Finance and Economics from the U. of Delaware and an M.B.A. from the U.
                                  of Virginia.

GPD-12

Fund                       Investment Adviser, Sub-Adviser and Portfolio Manager(s)
========================== ==================================================================================================
LVIP Templeton Growth      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                           0.75% of the fund's average net assets).

                           Sub-Adviser: Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard,
                           Suite 2100, Fort Lauderdale, Florida 33394, is a registered investment adviser and a Delaware
                           Limited Liability Company. TICL is an indirect wholly-owned subsidiary of Franklin Resources,
                           Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $511.3 billion as of September 30, 2006.

                           Portfolio Manager: The fund is managed by a team, with Peter Nori as the lead portfolio man-
                           ager. The other team members are Cindy Sweeting and Tina Hellmer. Prior to August 1, 2003,
                           Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of
                           Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been a member of the global equity research team since 1994. Ms. Sweeting is Executive Vice Presi-
                           dent and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Hellmer is Vice President and Portfolio Manager-Research Analyst
                           with Templeton. She joined the firm in 1997 and holds a CFA.
LVIP Value Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                           1.25% of the fund's average net assets; the aggregate advisory fee rate effective April 30,
                           2007 is 1.05% of the fund's average net assets).

                           Sub-Adviser: Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), 565 Fifth Avenue,
                           Suite 2101, New York, New York 10017, is a registered investment adviser and partnership.
                           Dalton Greiner was organized in 1982 as Dillon Read Capital, the money management subsid-
                           iary of the investment bank, Dillon Read. Dalton Greiner is currently 80% owned by Boston
                           Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20%
                           interest is held by 12 Dalton Greiner employees.As of September 30, 2006, Dalton Greiner had approximately $2.8 billion in assets under management. Dalton Greiner will be owned 80% by
                           Boston Private and 20% by Dalton Greiner professionals.

                           Portfolio Manager: Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the fund. The five individuals with the most significant respon-
                           sibility for the day-to-day management of the fund are Kenneth Greiner, Timothy Dalton,
                           Stephen Bruno, Bruce Geller and Jeffrey Baker. All five individuals carry the Certified Financial
                           Analyst (CFA) designation. Kenneth Greiner has served as Dalton Greiner's President since
                           1990. Timothy Dalton, CFA, has served as the Chief Executive Officer of Dalton Greiner since
                           1990 and as the Chief Investment Officer since 1997. Stephen Bruno, Executive Vice Presi-
                           dent, joined Dalton Greiner in 1990. Bruce Geller, Senior Vice President, joined Dalton Greiner in 1992. Jeffrey Baker, Vice President, joined Dalton Greiner in 2000. Prior to 2000, Mr. Baker was an Analyst for Prudential Investments and Merrill Lynch. Each of the aforementioned indi-
                           viduals serve as sector analysts and are responsible for stock selection within their defined sectors.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory and sub-advisory contract for the funds will be available in the semi-annual report to shareholders for the six month period ended June 30, 2007.

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. The fund determines its NAV by:

                                                                          GPD-13

  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the fund's board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY), and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial

GPD-14

intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity. As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

                                                                          GPD-15

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations
The funds' policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The funds may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds' are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Funds as Profile Fund Investments
The funds' may accept investments from the Profile Funds and Target Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Profile Funds and Target Maturity Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

GPD-16

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years or for such shorter period of time as the fund has been in operation. With respect to certain noted funds included in the table, the information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap Growth Fund)3,4
12/31/2006       $10.824           -           1.004          1.004            -             -               -       $11.828
12/31/2005       $ 9.857      (0.026)          0.993          0.967            -             -               -       $10.824
12/31/20041      $ 8.672      (0.039)          1.224          1.185            -             -               -       $ 9.857
12/31/20032      $ 6.539      (0.029)          2.162          2.133            -             -               -       $ 8.672
12/31/2002       $ 9.371      (0.036)         (2.796)        (2.832)           -             -               -       $ 6.539
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)3,5
12/31/2006       $12.620       0.619          (0.028)         0.591       (0.571)            -          (0.571)      $12.640
12/31/2005       $12.966       0.520          (0.188)         0.332       (0.546)       (0.132)         (0.678)      $12.620
12/31/2004       $13.223       0.566           0.103          0.669       (0.534)       (0.392)         (0.926)      $12.966
12/31/20036      $12.989       0.549           0.382          0.931       (0.578)       (0.119)         (0.697)      $13.223
12/31/2002       $12.382       0.675           0.560          1.235       (0.627)       (0.001)         (0.628)      $12.989
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)3,5
12/31/2006       $18.376       0.051           1.725          1.776       (0.036)            -          (0.036)      $20.116
12/31/2005       $17.680       0.038           0.704          0.742       (0.046)            -          (0.046)      $18.376
12/31/2004       $16.793      (0.009)          0.896          0.887            -             -               -       $17.680
12/31/20037      $12.678      (0.014)          4.129          4.115            -             -               -       $16.793
12/31/2002       $17.358      (0.032)         (4.648)        (4.680)           -             -               -       $12.678
Lincoln VIP Core Fund3,5
12/31/20068      $10.407       0.128           1.322          1.450       (0.084)            -          (0.084)      $11.773
12/31/20059      $10.000       0.078           0.366          0.444       (0.037)            -          (0.037)      $10.407
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)3,5
12/31/200611     $17.994       0.221           1.720          1.941       (0.205)       (1.499)         (1.704)      $18.231
12/31/2005       $18.020       0.217           0.540          0.757       (0.204)       (0.579)         (0.783)      $17.994
12/31/2004       $16.595       0.247           1.366          1.613       (0.188)            -          (0.188)      $18.020
12/31/200312     $12.653       0.163           3.921          4.084       (0.142)            -          (0.142)      $16.595
12/31/2002       $15.339       0.162          (2.544)        (2.382)      (0.148)       (0.156)         (0.304)      $12.653
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation Fund)3,4
12/31/2006       $14.535       0.273           1.767          2.040       (0.197)       (0.732)         (0.929)      $15.646
12/31/2005       $14.186       0.187           0.729          0.916       (0.177)       (0.390)         (0.567)      $14.535
12/31/200413     $12.704       0.190           1.515          1.705       (0.223)            -          (0.223)      $14.186
12/31/200314     $10.890       0.134           2.045          2.179       (0.365)            -          (0.365)      $12.704
12/31/2002       $12.563       0.221          (1.708)        (1.487)      (0.186)            -          (0.186)      $10.890
Lincoln VIP Growth Fund3,5
12/31/200615     $11.704       0.011           0.712          0.723            -             -               -       $12.427
12/31/20059      $10.000      (0.004)          1.708          1.704            -             -               -       $11.704
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)3,5
12/31/2006       $31.673       0.450           3.454          3.904       (0.420)            -          (0.420)      $35.157
12/31/2005       $30.407       0.427           1.253          1.680       (0.414)            -          (0.414)      $31.673
12/31/2004       $27.502       0.458           2.821          3.279       (0.374)            -          (0.374)      $30.407
12/31/200316     $21.438       0.304           6.047          6.351       (0.287)            -          (0.287)      $27.502
12/31/200217     $27.849       0.275          (6.422)        (6.147)      (0.264)            -          (0.264)      $21.438
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)3,5
12/31/200618     $12.513      (0.015)          1.288          1.273            -             -               -       $13.786
12/31/20059      $10.000      (0.067)          2.580          2.513            -             -               -       $12.513
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)3,4
12/31/2006       $17.966       0.569           4.778          5.347       (0.610)            -          (0.610)      $22.703

                                            Ratio of Net                   Net
                                Ratio of     Investment                 Assets At
                              Expenses to      Income                     End of
                                Average       (Loss) to    Portfolio      Period
                   Total          Net        Average Net    Turnover      (000's
Period Ended       Return        Assets        Assets         Rate       omitted)
-------------- ------------- ------------- -------------- ----------- -------------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap
Growth Fund)3,4
12/31/2006        9.28%         0.85%       (0.00%)            41%     $  282,397
12/31/2005        9.81%         0.87%       (0.26%)            38%     $  272,838
12/31/20041      13.66%         0.91%       (0.44%)           106%     $  269,192
12/31/20032      32.62%         0.90%       (0.39%)            94%     $  267,451
12/31/2002      (30.22%)        0.87%       (0.47%)            77%     $  213,893
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)3,5
12/31/2006        4.71%         0.40%        4.89%            397%     $  943,819
12/31/2005        2.64%         0.41%        4.02%            270%     $  921,661
12/31/2004        5.30%         0.42%        4.31%            329%     $  898,105
12/31/20036       7.28%         0.44%        4.13%            652%     $  855,329
12/31/2002       10.13%        0.44%46       5.29%            612%     $  770,020
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)3,5
12/31/2006        9.67%        0.70%29       0.27%             99%     $  488,232
12/31/2005        4.20%        0.73%28       0.22%             85%     $  544,301
12/31/2004        5.28%        0.80%27      (0.06%)            33%     $  659,385
12/31/20037      32.45%         0.82%       (0.10%)            21%     $  789,544
12/31/2002      (26.96%)        0.80%       (0.21%)            27%     $  678,243
Lincoln VIP Core Fund3,5
12/31/20068      13.95%        0.84%31       1.16%             46%     $   49,273
12/31/20059       4.44%       0.84%10,30     1.14%             43%     $   14,612
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)3,5
12/31/200611     11.27%        0.69%33       1.24%            199%     $  738,199
12/31/2005        4.49%        0.78%32       1.23%            151%     $  765,796
12/31/2004        9.77%         0.80%        1.47%            120%     $  830,276
12/31/200312     32.35%         0.82%        1.15%            134%     $  810,728
12/31/2002      (15.67%)        0.82%        1.16%            130%     $  618,330
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation
Fund)3,4
12/31/2006       14.51%         0.91%        1.83%             78%     $  291,846
12/31/2005        6.80%         0.93%        1.33%             91%     $  273,272
12/31/200413     13.54%         1.03%        1.46%            139%     $  268,263
12/31/200314     20.40%         1.06%        1.16%            191%     $  257,804
12/31/2002      (11.89%)        1.00%        1.88%            133%     $  242,101
Lincoln VIP Growth Fund3,5
12/31/200615      6.18%        0.86%35       0.09%            182%     $   40,028
12/31/20059      17.04%       0.86%10,34    (0.06%)           251%     $   12,619
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)3,5
12/31/2006       12.36%         0.38%        1.37%             29%     $1,989,459
12/31/2005        5.54%         0.38%        1.39%             20%     $2,076,169
12/31/2004       11.99%         0.37%        1.63%             38%     $2,245,431
12/31/200316     29.71%         0.38%        1.28%             72%     $2,242,161
12/31/200217    (22.07%)       0.36%46       1.13%             68%     $1,911,558
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)3,5
12/31/200618     10.17%        1.18%37      (0.11%)           269%     $    1,920
12/31/20059      25.13%       1.18%19,36    (0.86%)           376%     $    1,165
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)3,4
12/31/2006       30.01%         0.84%        2.80%             14%     $  796,037

                                                                          GPD-17

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)        Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
12/31/2005       $16.304      0.436            1.587          2.023       (0.361)            -          (0.361)      $17.966
12/31/200420     $13.620      0.332            2.509          2.841       (0.157)            -          (0.157)      $16.304
12/31/200321     $ 9.797      0.311            3.745          4.056       (0.233)            -          (0.233)      $13.620
12/31/2002       $11.155      0.199           (1.403)        (1.204)      (0.154)            -          (0.154)      $ 9.797
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)3,5
12/31/2006       $15.708      0.366            1.285          1.651       (0.402)            -          (0.402)      $16.957
12/31/2005       $15.391      0.305            0.384          0.689       (0.372)            -          (0.372)      $15.708
12/31/2004       $14.299      0.306            1.108          1.414       (0.322)            -          (0.322)      $15.391
12/31/200322     $11.881      0.245            2.458          2.703       (0.285)            -          (0.285)      $14.299
12/31/2002       $13.825      0.347           (1.878)        (1.531)      (0.413)            -          (0.413)      $11.881
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)5
12/31/2006       $10.000      0.457                -          0.457       (0.457)            -          (0.457)      $10.000
12/31/2005       $10.000      0.278                -          0.278       (0.278)            -          (0.278)      $10.000
12/31/2004       $10.000      0.087                -          0.087       (0.087)            -          (0.087)      $10.000
12/31/200323     $10.000      0.068                -          0.068       (0.068)            -          (0.068)      $10.000
12/31/2002       $10.003      0.136                -          0.136       (0.139)            -          (0.139)      $10.000
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)3,5
12/31/2006       $32.259      0.326            3.637          3.963       (0.302)            -          (0.302)      $35.920
12/31/2005       $29.034      0.297            3.189          3.486       (0.261)            -          (0.261)      $32.259
12/31/2004       $26.001      0.368            2.921          3.289       (0.256)            -          (0.256)      $29.034
12/31/200324     $19.875      0.222            6.099          6.321       (0.195)            -          (0.195)      $26.001
12/31/2002       $25.810      0.233           (5.951)        (5.718)      (0.217)            -          (0.217)      $19.875
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities Fund)3,5
12/31/2006       $39.849      0.583            5.688          6.271       (0.537)       (1.534)         (2.071)      $44.049
12/31/2005       $36.112      0.581            4.839          5.420       (0.436)       (1.247)         (1.683)      $39.849
12/31/2004       $29.753      0.452            6.292          6.744       (0.385)            -          (0.385)      $36.112
12/31/200325     $22.471      0.390            7.227          7.617       (0.335)            -          (0.335)      $29.753
12/31/2002       $26.006      0.418           (3.467)        (3.049)      (0.365)       (0.121)         (0.486)      $22.471
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile Fund)3,5
12/31/2006       $10.591      0.187            0.797          0.984       (0.178)       (0.005)         (0.183)      $11.392
12/31/20059      $10.000      0.131            0.460          0.591            -             -               -       $10.591
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)3,5
12/31/2006       $10.866      0.132            1.171          1.303       (0.121)       (0.001)         (0.122)      $12.047
12/31/20059      $10.000      0.082            0.784          0.866            -             -               -       $10.866
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately Aggressive Profile Fund) 3,5
12/31/2006        11.100      0.137            1.427          1.564       (0.135)       (0.001)         (0.136)      $12.528
12/31/20059      $10.000      0.136            0.964          1.100            -             -               -       $11.100
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)3,5
12/31/2006       $11.392      0.069            1.809          1.878       (0.116)       (0.001)         (0.117)      $13.153
12/31/20059      $10.000      0.055            1.337          1.392            -             -               -       $11.392

                                            Ratio of Net                   Net
                                Ratio of     Investment                 Assets At
                              Expenses to      Income                     End of
                                Average       (Loss) to    Portfolio      Period
                   Total          Net        Average Net    Turnover      (000's
Period Ended       Return        Assets        Assets         Rate       omitted)
-------------- ------------- ------------- -------------- ----------- -------------
12/31/2005       12.54%         0.92%          2.58%            7%     $  550,669
12/31/200420     20.94%         0.98%          2.33%            9%     $  435,012
12/31/200321     41.62%         1.04%          2.81%           14%     $  352,183
12/31/2002      (10.78%)        1.02%          1.84%            9%     $  255,516
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)3,5
12/31/2006       10.57%         0.50%          2.25%          143%     $  525,479
12/31/2005        4.49%         0.51%          1.96%           92%     $  545,772
12/31/2004       10.00%         0.49%          2.10%          145%     $  581,333
12/31/200322     22.90%         0.50%          1.90%          237%     $  587,274
12/31/2002      (11.08%)       0.47%46         2.69%          318%     $  524,827
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)5
12/31/2006        4.68%         0.49%          4.62%          N/A      $  444,510
12/31/2005        2.79%         0.54%          2.78%          N/A      $  331,371
12/31/2004        0.88%         0.53%          0.87%          N/A      $  297,914
12/31/200323      0.68%         0.52%          0.69%          N/A      $  350.584
12/31/2002        1.36%        0.49%46         1.35%          N/A      $  519,071
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)3,5
12/31/2006       12.31%         0.41%          0.97%           28%     $1,131,469
12/31/2005       12.03%         0.42%          0.99%           28%     $1,149,865
12/31/2004       12.70%         0.41%          1.38%           38%     $1,111,254
12/31/200324     31.86%         0.43%          0.99%           60%     $1,062,079
12/31/2002      (22.14%)       0.40%46         1.03%           32%     $  857,646
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities
Fund)3,5
12/31/2006       16.05%         0.44%          1.40%           11%     $  807,158
12/31/2005       15.65%         0.45%          1.55%           13%     $  764,088
12/31/2004       22.76%         0.47%          1.43%           36%     $  652,224
12/31/200325     33.99%         0.52%          1.56%           80%     $  541,170
12/31/2002      (11.75%)       0.47%46         1.67%           55%     $  439,984
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile
Fund)3,5
12/31/2006        9.34%       0.30%26,39       1.72%           28%     $   10,474
12/31/20059       5.91%       0.30%26,38       1.87%           20%     $    2,440
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)3,5
12/31/2006       12.04%       0.30%26,41       1.16%           19%     $   39,500
12/31/20059       8.66%       0.30%26,40       1.16%           10%     $   12,391
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately
Aggressive Profile Fund) 3,5
12/31/2006       14.14%       0.30%26,43       1.16%           27%     $   36,657
12/31/20059      11.00%       0.30%26,42       1.88%           10%     $   11,426
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)3,5
12/31/2006       16.54%       0.30%26,45       0.57%           40%     $   15,102
12/31/20059      13.92%       0.30%26,44       0.75%           15%     $    4,280

1 Commencing January 1, 2004, T. Rowe Price replaced Putnam Investments as the
  Fund's sub-adviser.

2 Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc.
  was merged into the Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

3 The average shares outstanding method has been applied for per share information.

4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

5 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

6 Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

7 Effective April 30, 2003, the Lincoln National Capital Appreciation Fund,
  Inc. was merged into the Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

8 Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg
  Mason, Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

9 Operations related to the Standard Class of the fund commenced May 3, 2005.
  2005 ratios and portfolio turnover have been annualized and total return has not been annualized.

GPD-18

10 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.

11 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

12 Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

13 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
  replaced Putnam Investments as the Fund's sub-advisor.

14 Effective April 30, 2003, the LIncoln National Global Asset Allocation Fund,
   Inc. was merged into the Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

15 Commencing September 30, 2006, Blackrock Investment Management, LLC replaced
   Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

16 Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc.
   was merged into the Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

17 Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

18 Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management,
  LP, doing business as Mercury Advisors as the Fund's sub-advisor.

19 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Commission rules was 1.23%

20 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced
  Delaware International Advisers Limited as the Fund's sub-advisor.

21 Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

22 Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

23 Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

24 Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc.
   was merged into the Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

25 Effective April 30, 2003, the Lincoln National Special Opportunities Fund,
   Inc. was merged into the Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund.

26 Does not include expenses of the investment companies in which the Fund invests.

27 Net of advisory fee waiver. If no fees had been waived by the advisor, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.81%.

28 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.83%.

29 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 0.83%.

30 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.61%.

31 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 1.22%.

32 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 0.80%.

33 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 0.80%.

34 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.22%.

35 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 1.34%.

36 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.61%.

37 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 4.62%.

38 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.53%.

39 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 0.54%.

40 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.60%.

41 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.32%.

                                                                          GPD-19

42 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.79%.

43 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.36%.

44 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 1.91%.

45 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 0.61%.

46 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42%, and 0.49% respectively.

GPD-20

Financial Highlights1
The financial highlights table is intended to help you understand the financial performance of each fund's Standard Class shares for the past 5 years or for such shorter period of time as the fund has been in operation. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. The table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)2       Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
LVIP Capital Growth Fund (formerly JPVF Capital Growth Portfolio)
12/31/2006       $22.507       0.029           1.051          1.080       (0.001)            -          (0.001)      $23.586
12/31/2005       $21.513           -           1.021          1.021       (0.027)            -          (0.027)      $22.507
12/31/2004       $19.652       0.030           1.831          1.861            -             -               -       $21.513
12/31/2003       $15.477           -           4.175          4.175            -             -               -       $19.652
12/31/2002       $22.468           -          (6.991)        (6.991)           -             -               -       $15.477
LVIP Marsico International Growth Fund (formerly JPVF International Equity Portfolio)
12/31/2006       $12.190       0.059           2.862          2.921       (0.009)            -          (0.009)      $15.102
12/31/2005       $10.263       0.040           1.943          1.983       (0.056)            -          (0.056)      $12.190
12/31/2004       $ 8.794       0.060           1.434          1.494       (0.025)            -          (0.025)      $10.263
12/31/2003       $ 6.792       0.040           2.050          2.090       (0.088)            -          (0.088)      $ 8.794
12/31/2002       $ 8.797       0.090          (2.095)        (2.005)           -             -               -       $ 6.792
LVIP MFS Value Fund (formerly JPVF Value Portfolio)
12/31/2006       $22.837       0.361           3.794          4.155       (0.286)       (1.920)         (2.206)      $24.786
12/31/2005       $21.417       0.280           1.406          1.686       (0.266)            -          (0.266)      $22.837
12/31/2004       $19.332       0.270           2.000          2.270       (0.185)            -          (0.185)      $21.417
12/31/2003       $15.223       0.180           4.068          4.248       (0.139)            -          (0.139)      $19.332
12/31/2002       $19.517       0.140          (4.271)        (4.131)      (0.163)            -          (0.163)      $15.223
LVIP Mid-Cap Growth Fund (formerly JPVF Mid-Cap Growth Portfolio)
12/31/2006       $11.025      (0.018)          0.778          0.760            -        (0.455)         (0.455)      $11.330
12/31/2005       $ 9.820      (0.050)          1.255          1.205            -             -               -       $11.025
12/31/2004       $ 8.780      (0.070)          1.110          1.040            -             -               -       $ 9.820
12/31/2003       $ 5.870      (0.050)          2.960          2.910            -             -               -       $ 8.780
12/31/2002       $ 8.583           -          (2.713)        (2.713)           -             -               -       $ 5.870
LVIP Mid-Cap Value Fund (formerly JPVF Mid-Cap Value Portfolio)
12/31/2006       $13.797       0.071           2.223          2.294            -        (1.618)         (1.618)      $14.473
12/31/2005       $14.133      (0.010)          1.224          1.214            -        (1.550)         (1.550)      $13.797
12/31/2004       $12.264      (0.010)          1.940          1.930            -        (0.061)         (0.061)      $14.133
12/31/2003       $ 8.568      (0.010)          3.706          3.696            -             -               -       $12.264
12/31/2002       $ 9.923           -          (1.355)        (1.355)           -             -               -       $ 8.568
LVIP S&P 500 Index Fund (formerly JPVF S&P 500 Index Portfolio)
12/31/2006       $ 8.718       0.154           1.185          1.339       (0.141)            -          (0.141)      $ 9.916
12/31/2005       $ 8.470       0.140           0.246          0.386       (0.138)            -          (0.138)      $ 8.718
12/31/2004       $ 7.756       0.140           0.670          0.810       (0.096)            -          (0.096)      $ 8.470
12/31/2003       $ 6.130       0.100           1.610          1.710       (0.084)            -          (0.084)      $ 7.756
12/31/2002       $ 7.969       0.080          (1.843)        (1.763)      (0.076)            -          (0.076)      $ 6.130
LVIP Small-Cap Index Fund (formerly JPVF Small Company Portfolio)
12/31/2006       $16.316      (0.044)          2.178          2.134            -             -               -       $18.450
12/31/2005       $14.573      (0.090)          1.833          1.743            -             -               -       $16.316
12/31/2004       $13.721      (0.100)          0.952          0.852            -             -               -       $14.573
12/31/2003       $ 9.778      (0.080)          4.023          3.943            -             -               -       $13.721
12/31/2002       $13.763           -          (3.985)        (3.985)           -             -               -       $ 9.778
LVIP T. Rowe Price Growth Stock Fund (formerly JPVF Strategic Growth Portfolio)
12/31/2006       $14.910       0.078           1.906          1.984       (0.035)            -          (0.035)      $16.859
12/31/2005       $14.097       0.050           0.829          0.879       (0.066)            -          (0.066)      $14.910
12/31/2004       $12.855       0.070           1.172          1.242            -             -               -       $14.097
12/31/2003       $ 9.739           -           3.116          3.116            -             -               -       $12.855
12/31/2002       $14.721           -          (4.982)        (4.982)           -             -               -       $ 9.739

                                            Ratio of Net                  Net
                                Ratio of     Investment                Assets At
                              Expenses to      Income                   End of
                                Average       (Loss) to    Portfolio    Period
                   Total          Net        Average Net    Turnover    (000's
Period Ended      Return3        Assets        Assets         Rate     omitted)
-------------- ------------- ------------- -------------- ----------- ----------
LVIP Capital Growth Fund (formerly JPVF Capital Growth Portfolio)
12/31/2006        4.80%         0.80%        0.13%             89%     $165,411
12/31/2005        4.77%         0.80%        0.00%4            77%     $174,988
12/31/2004        9.47%         0.83%        0.13%            163%     $189,265
12/31/2003       26.97%         0.90%        0.00%4            48%     $190,185
12/31/2002      (31.12%)        0.92%       (0.09%)            52%     $167,738
LVIP Marsico International Growth Fund (formerly JPVF International Equity
Portfolio)
12/31/2006       23.97%         1.12%        0.44%            106%     $137,535
12/31/2005       19.46%         1.22%        0.27%            159%     $ 50,762
12/31/2004       17.02%         1.28%        0.68%            145%     $ 40,496
12/31/2003       31.38%5        1.29%        0.52%            234%     $ 33,189
12/31/2002      (22.79%)        1.19%        0.49%            141%     $ 25,484
LVIP MFS Value Fund (formerly JPVF Value Portfolio)
12/31/2006       19.66%         0.78%6       1.58%            164%     $109,129
12/31/2005        7.98%         0.82%        1.20%             69%     $ 83,737
12/31/2004       11.85%         0.82%        1.30%             39%     $ 83,802
12/31/2003       28.18%         0.83%        1.08%             71%     $ 82,914
12/31/2002      (21.36%)        0.81%        0.75%             41%     $ 69,268
LVIP Mid-Cap Growth Fund (formerly JPVF Mid-Cap Growth Portfolio)
12/31/2006        6.72%         1.07%       (0.16%)           156%     $ 26,072
12/31/2005       12.27%         1.08%       (0.56%)           158%     $ 27,171
12/31/2004       11.84%         1.09%       (0.77%)           175%     $ 24,086
12/31/2003       49.59%         1.14%       (0.89%)           167%     $ 24,844
12/31/2002       31.62%         1.16%       (0.94%)           236%     $ 12,424
LVIP Mid-Cap Value Fund (formerly JPVF Mid-Cap Value Portfolio)
12/31/2006       17.69%         1.10%        0.52%             52%     $ 62,172
12/31/2005       10.01%         1.13%       (0.04%)            47%     $ 45,854
12/31/2004       15.81%         1.19%       (0.09%)            61%     $ 45,088
12/31/2003       43.14%         1.21%       (0.16%)            60%     $ 40,020
12/31/2002      (13.66%)        1.20%       (0.06%)            69%     $ 26,344
LVIP S&P 500 Index Fund (formerly JPVF S&P 500 Index Portfolio)
12/31/2006       15.52%         0.28%7       1.69%              4%     $236,510
12/31/2005        4.69%         0.28%7       1.60%              5%     $233,215
12/31/2004       10.56%         0.28%7       1.74%              2%     $237,290
12/31/2003       28.30%         0.28%7       1.48%              2%     $214,568
12/31/2002      (22.34%)        0.28%7       1.28%              3%     $165,873
LVIP Small-Cap Index Fund (formerly JPVF Small Company Portfolio)
12/31/2006       13.08%         0.86%       (0.25%)           222%     $ 71,306
12/31/2005       11.96%         0.85%       (0.57%)           133%     $ 70,150
12/31/2004        6.21%         0.87%       (0.69%)           125%     $ 67,705
12/31/2003       40.32%         0.92%       (0.74%)           112%     $ 72,514
12/31/2002      (28.96%)        0.86%       (0.73%)            57%     $ 51,866
LVIP T. Rowe Price Growth Stock Fund (formerly JPVF Strategic Growth Portfolio)
12/31/2006       13.33%         0.88%        0.50%             45%     $ 87,555
12/31/2005        6.29%         0.88%        0.24%             38%     $ 86,413
12/31/2004        9.66%         0.91%        0.49%             37%     $ 91,576
12/31/2003       32.00%         0.92%        0.02%            105%     $ 89,651
12/31/2002      (33.84%)        0.92%       (0.35%)           119%     $ 73,988

                                                                          GPD-21

                                Income from Investment Operations              Less Dividends and Distributions From:
                           ------------------------------------------- -------------------------------------------------------
                                           Net Realized
                                               and
                                            Unrealized
                                           Gain (Loss)
                Net Asset       Net             on                                                      Total
                  Value     Investment   Investments and   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income         Foreign       Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)2       Currencies     Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ----------------- ------------ ------------ -------------- --------------- -----------
LVIP Templeton Growth Fund (formerly JPVF World Growth Stock Portfolio)
12/31/2006       $27.119       0.566           6.074          6.640       (0.414)       (2.038)         (2.452)      $31.307
12/31/2005       $25.886       0.440           1.762          2.202       (0.375)       (0.594)         (0.969)      $27.119
12/31/2004       $22.084       0.390           3.668          4.058       (0.256)            -          (0.256)      $25.886
12/31/2003       $16.832       0.290           5.301          5.591       (0.339)            -          (0.339)      $22.084
12/31/2002       $20.422       0.240          (3.605)        (3.365)      (0.225)            -          (0.225)      $16.832
LVIP Value Opportunities Fund (formerly JPVF Small-Cap Value Portfolio)
12/31/2006       $14.637       0.013           1.501          1.514            -        (1.660)         (1.660)      $14.491
12/31/2005       $15.344       0.040           0.613          0.653            -        (1.360)         (1.360)      $14.637
12/31/2004       $13.083      (0.030)          2.574          2.544            -        (0.283)         (0.283)      $15.344
12/31/2003       $ 9.635      (0.030)          3.478          3.448            -             -               -       $13.083
12/31/2002       $11.072           -          (1.390)        (1.390)           -        (0.047)         (0.047)      $ 9.635

                                            Ratio of Net                  Net
                                Ratio of     Investment                Assets At
                              Expenses to      Income                   End of
                                Average       (Loss) to    Portfolio    Period
                   Total          Net        Average Net    Turnover    (000's
Period Ended      Return3        Assets        Assets         Rate     omitted)
-------------- ------------- ------------- -------------- ----------- ----------
LVIP Templeton Growth Fund (formerly JPVF World Growth Stock Portfolio)
12/31/2006       26.13%         0.85%        2.00%           19%       $167,966
12/31/2005        8.88%         0.86%        1.66%           22%       $133,060
12/31/2004       18.56%         0.88%        1.62%           24%       $127,487
12/31/2003       34.09%         0.89%        1.57%           25%       $115,062
12/31/2002      (16.67%)        0.85%        1.24%           10%       $ 95,116
LVIP Value Opportunities Fund (formerly JPVF Small-Cap Value Portfolio)
12/31/2006       10.28%         1.34%        0.09%           54%       $ 46,721
12/31/2005        5.10%         1.36%        0.25%           43%       $ 51,276
12/31/2004       19.77%         1.40%       (0.24%)          45%       $ 54,455
12/31/2003       35.79%         1.42%       (0.31%)          54%       $ 44,982
12/31/2002      (12.64%)        1.42%       (0.35%)          58%       $ 23,440

1 Financial highlights for the years ended December 31, 2005, 2004, 2003, and
  2002 have been extended to three decimals. No additional changes were made to the data.

2 The average shares outstanding method has been applied for per share information for the year ended December 31, 2006.

3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

4 The ratio calculates to less than 0.005%.

5 In 2003, the LVIP Marsico International Growth Fund received a non-recurring reimbursement which was recorded as a capital contribution. Excluding the effect of this payment from the Fund's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

6 Net of expenses absorbed or waived. If no expenses had been absorbed, the ratio of expenses to the average net assets for the LVIP MFS Value Fund would have been 0.82%.

7 Net of expenses absorbed or waived. If no expenses had been waived, the ratio of expenses to the average net assets for the LVIP S&P 500 Index Fund would have been 0.34% for 2006, 0.34% for 2005, 0.34% for 2004, 0.39% for 2003,
  and 0.34% for 2002.

General Information
This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Trust's Board of Trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated April 30, 2007, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

GPD-22

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                                                                          GPD-23

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                Lincoln Variable Insurance Products Trust

LVIP Capital Growth Fund

LVIP Cohen & Steers Global Real Estate Fund

LVIP Delaware Bond Fund

LVIP Delaware Growth and Income Fund

LVIP Delaware Managed Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware Special Opportunities Fund

LVIP FI Equity-Income Fund

LVIP Growth Opportunities Fund

LVIP Janus Capital Appreciation Fund

LVIP Marsico International Growth Fund

LVIP MFS Value Fund

LVIP Mid-Cap Growth Fund

LVIP Mid-Cap Value Fund

LVIP Mondrian International Value Fund

LVIP Money Market Fund

LVIP S&P 500 Index Fund

LVIP Small-Cap Index Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP Templeton Growth Fund

LVIP UBS Global Asset Allocation Fund

LVIP Value Opportunities Fund

LVIP Wilshire Conservative Profile Fund

LVIP Wilshire Moderate Profile Fund

LVIP Wilshire Moderately Aggressive Profile Fund

LVIP Wilshire Aggressive Profile Fund

LVIP Wilshire 2010 Profile Fund

LVIP Wilshire 2020 Profile Fund

LVIP Wilshire 2030 Profile Fund

LVIP Wilshire 2040 Profile Fund

                Service Class

                1300 South Clinton Street
                Fort Wayne, Indiana 46802
                Prospectus April 30, 2007

Each fund is a series of the Lincoln Variable Insurance Products Trust (referred to as "fund") that sells its shares directly or indirectly to The Lincoln National Life Insurance Company and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
-------------------------------------------------------------------------------

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Capital Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Capital Growth Fund (fund), formerly the JPVF Capital Growth Fund, is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of large U.S. companies. The equity securities in which the fund may invest include common stock, convertible securities, rights, warrants and exchange traded funds (ETF's). When evaluating the fund's performance, the Russell 1000 (Reg. TM) Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests in stocks of successful, large, growing companies. The fund's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will out-perform the growth indices and, long term, th market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

Using a unique valuation measure in each industry the sub-adviser ranks each stock based on its estimated upside return potential relative to its down side risk. The sub-adviser typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. The sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into opportunities believed to be more promising.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund may invest up to 25% of its total assets in foreign securities denominated in foreign currencies. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective. The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

The fund follows an investment style that favors growth companies. Due their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

                                                                            CG-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
----                 ----     ----     ----      ----      ----      ----     ----    ----    ----
29.41                38.47%   44.66%   -13.46%   -25.19%   -31.12%   26.97%   9.47%   4.77%   4.80%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 30.98%

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (26.15%)

Average Annual Total Return

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
    LVIP Capital Growth Fund   4.80%    1.01%     5.84%
  Russell 1000 Growth Index*   9.07%    2.69%     5.44%

*The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

CG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.09%
 Total Annual Fund Operating Expenses                                             1.07%
 Less Fee Waiver and Expense Reimbursement2                                      (0.01%)
 Net Expenses                                                                     1.06%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.06% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $108     $339      $589    $1,305

                                                                            CG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Cohen & Steers Global Real Estate Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Cohen & Steers Global Real Estate Fund
(fund) is total return through a combination of current income and long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. When evaluating the fund's performance, the FTSE EPRA/NAREIT Global Real Estate Index is used as the benchmark. The FTSE EPRA/NAREIT Global Real Estate Index tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened.

The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the NAV model, portfolio managers may use secondary valuation tools including cash flow multiple/growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model's output and drive the portfolio managers' investment decision.

Under normal circumstances, at least 80% of the fund's assets will be invested in securities of companies in the real estate industry, including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisory Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Cohen & Steers Capital Management, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate. Loss of money is a risk of investing in the fund.

Since the fund is concentrated in the real estate industry, it is less diversified than stock funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the market sector or industry in which it invests. For example, investing in real estate companies entails the risks of the real estate business generally, including sensitivity to economic and business cycles, interest rates, changing demographic patterns and government actions. In addition, because the fund is considered non-diversified, the fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

                                                                          CGRE-1

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

How has the fund performed?

The fund commenced operations on May 1, 2007. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.95%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.15%
 Annual Fund Operating Expenses                                                   1.35%
 Less Fee Waiver and Expense Reimbursement2,3                                    (0.25%)
 Net Expenses                                                                     1.10%

1 Other Expenses have been estimated for the current fiscal year.

2 Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless LIA provides written notice of termination to the fund.

3 LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250,000,000 of average net assets of the fund and 0.32% of the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2008, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two and three. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years1   10 years1
-------- --------- ---------- ----------
   $112     $403   N/A        N/A

1 Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

CGRE-2

Prior Performance of Similar Accounts

When a new fund is added to the Lincoln Variable Insurance Products Trust, such as the LVIP Cohen & Steers Global Real Estate Fund, comparable account presentation is generally shown in the prospectus for two years. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts), managed by the applicable sub-adviser, has performed in the past over a longer period of time. It does not show you how the fund has performed or will perform.

When showing comparable performance using a composite, the sub-adviser generally includes all of its accounts with substantially similar goals and policies. Performance information has been provided by the applicable sub-adviser and is not within the control of and has not been independently verified by Lincoln Life or LIA.

All composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

The overall performance of, and sales loads charged by, the mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective fund sub-advisers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within the control of and have not been independently verified by the sub-adviser, Lincoln Life or LIA.

The following chart does not show you the performance of the LVIP Cohen & Steers Global Real Estate Fund - it shows the historical performance of all similar accounts managed by Cohen & Steers Capital Management, Inc. (the Cohen & Steers Global Real Estate Securities composite).

The accounts in the Cohen & Steers Global Real Estate Securities composite have investment objectives, policies, and strategies that are substantially similar to those of the LVIP Cohen & Steers Global Real Estate Fund. As of December 31, 2006, the Cohen & Steers Global Real Estate Securities composite consisted of two separate accounts and one mutual fund.

The performance of the Cohen & Steers Global Real Estate Securities composite is intended to show the historical track record of the sub-adviser and is not intended to imply how the LVIP Cohen & Steers Global Real Estate Fund has performed or will perform. Total returns represent past performance of the composite and not the LVIP Cohen and Steers Global Real Estate Fund. Variable insurance, separate account and contract charges are not reflected in the composite. If such charges were reflected, the performance shown would be lower.

                                                              For periods ended
                                                                   12/31/06
                                                              ------------------
                                                                                    Since
                                                               1 year   3 years   Inception*
                                                              -------- --------- -----------
  Cohen & Steers Global Real Estate Securities composite1,2   47.37%   32.90%    38.53%
                 FTSE EPRA/NAREIT Global Real Estate Index3   42.33%   31.33%    36.25%
           S&P/Citigroup World Property Broad Market Index4   40.27%   30.05%    35.40%

*Inception date April 30, 2003

1 The composite represents the investment performance records of fully discretionary global real estate securities accounts under management during the relevant time period, including accounts that are no longer managed by the sub-adviser. Composite performance reflects the reinvestment of all income but does not reflect foreign withholding taxes on dividends, interest income or capital gains, which may vary according to the investor's domicile. Composite performance shown represents the Global Real Estate Securities composite that was managed by both Cohen & Steers Capital Management, Inc. and Houlihan Rovers SA (now Cohen & Steers Europe SA), a firm Cohen & Steers acquired on December 18, 2006 (Cohen & Steers acquired an initial 50% of the firm in December 2005). Cohen & Steers Capital Management, Inc. has prepared and presented this composite in compliance with the Global investment Performance Standards (GIPS (Reg. TM)). Results may have been different if the SEC-prescribed method of calculating total return had been used instead of GIPS. In addition, accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M or the Internal Revenue Code of 1986, which, if imposed, could have adversely affected the performance.

2 Composite results reflect the performance returns after the deduction of fees. For mutual funds in the composite, management fees and any operating expenses charged to the mutual funds were deducted. For accounts other than mutual funds in the composite, only management fees were deducted, and no adjustment was made for custody fees or other expenses normally incurred by mutual funds. If these expenses were deducted, returns would be lower. The LVIP Cohen & Steers Global Real Estate Fund's fees and expenses are generally expected to be higher than those reflected in the composite, which would reduce performance.

3 As of January 1, 2007, the composite's primary benchmark is the FTSE
  EPRA/NAREIT Global Real Estate Index, which tracks the performance of the listed real estate companies and REITS worldwide. Index constituents are free-float adjusted, liquidity, size and revenue screened. Prior to that date, the composite's primary benchmark was the S&P/Citigroup World Property Broad Market Index.

4 The S&P/Citigroup World Property Broad Market Index represents the full global universe of institutionally investable property stocks, with a consistent methodology across all regions.

                                                                          CGRE-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Delaware Bond Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Bond Fund (fund), formerly the Bond Fund, is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Aggregate Bond Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments have been subadvised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team - Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as: 1) Benchmark Structure - does the security fit within the selected benchmark or the fund's guidelines; 2) Yield - does the security meet minimum relative yield requirements of the portfolio versus the benchmark; 3) Liquidity - does the security meet minimum liquidity and issue size requirements; and 4) Expected Returns - will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers U.S. Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve

                                                                            DB-1

exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 397% in 2006. This turnover rate (i.e., over 100%) is representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

What are the main risks of investing in the fund?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

DB-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
----                 ----    ----
5.05%                2.39%   4.45%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2006 at: 3.89%.

The fund's lowest return for a quarter occurred in the second quarter of 2004 at: (3.10%).

Average Annual Total Return

                                            For periods ended 12/31/06
                                           -----------------------------
                                            1 year   5 years   10 years   Lifetime*
                                           -------- --------- ---------- ----------
                 LVIP Delaware Bond Fund   4.45%    N/A       N/A        3.71%
  Lehman Brothers Aggregate Bond Index**   4.33%    N/A       N/A        3.53%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.34%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.66%

1 The fees and expenses shown in the table above have been restated to reflect a change in the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                            DB-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $67      $211      $368      $822

DB-4

Fund Overview-LVIP Delaware Growth and Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Growth and Income Fund (fund), formerly the Growth and Income Fund, is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 29% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

                                                                           DGI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
----                 ----
5.28%                12.09%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2006 at:5.17%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.51)%.

Average Annual Total Return

                            For periods ended 12/31/06
                           -----------------------------
                            1 year   5 years   10 years   Lifetime*
                           -------- --------- ---------- ----------
  Growth and Income Fund   12.09%   N/A       N/A        12.00%
    Russell 1000 Index**   15.46%   N/A       N/A        12.41%

* The fund's lifetime began on May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.33%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.65%

1 The fees and expense shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

DGI-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $66      $208      $362      $810

                                                                           DGI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Delaware Managed Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Managed Fund (fund), formerly the Managed Fund, is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:
  o control the level of risk during changing economic and market conditions;
and
  o take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

When evaluating the fund's performance, the fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Aggregate Bond Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

Stock Category

The stock category primarily holds stocks of large-sized U.S. companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2006, the weighted average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $25.5 billion. The stock category also includes some investments in medium-sized U.S. companies. Medium-sized companies typically have a market cap between $1 billion and $4 billion. The stock category may also include investments insmall-sized U.S. companies, which generally have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

                                                                            DM-1

Debt Obligations Category

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:
  o high-quality investment-grade U.S. corporate bonds;
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and
  o mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:
  o U.S. corporate bonds rated lower than medium-grade (junk bonds);
  o investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and
  o high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

DM-2

Money Market Category

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from date of purchase or date of reset. These money market instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Portfolio Turnover and Other Information

The portfolio management team for the stock category of the fund does not intend to engage in active or frequent trading of the portfolio's equity securities as part of their normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate in the fund's stock category.

The portfolio manager of the debt obligations category of the fund intends to engage in active and frequent trading of the portfolio's debt obligations securities as a part of his investment style which seeks to add value through security and sector selection. The debt obligations category may have a portfolio turnover rate significantly greater than 100% in one year. For example, the debt obligations category would have a turnover rate of 100% if all of that category's investments were replaced in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

The fund's overall turnover rate (the combined turnover rates for the stock category and the debt obligations category of the fund) was 143% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

  o the performance of each category; and
  o the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:
  o the securities in one of the categories do not perform as well as securities in the other categories;
  o the fund invests large amounts in a category that does not perform as well as the other categories; and
  o when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

                                                                            DM-3

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These

DM-4

actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
----                 ----
4.23%                10.30%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.72%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.74%).

Average Annual Total Return

                                             For periods ended 12/31/06
                                           -------------------------------
                                             1 year    5 years   10 years   Lifetime*
                                           ---------- --------- ---------- ----------
              LVIP Delaware Managed Fund      10.30%  N/A       N/A            9.84%
  Lehman Brothers Aggregate Bond Index**       4.33%  N/A       N/A            4.17%
                   Russell 1000 Index***      15.46%  N/A       N/A           12.41%
                  Russell 2000 Index****      18.37%  N/A       N/A           15.02%
      Citigroup 90-Day T-Bill Index*****       4.76%  N/A       N/A            3.25%

* The fund's lifetime began on May 19, 2004. Lifetime performance of the indices are noted below.

** The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers U.S. Government/Credit Index, the Mortage-Backed Securities Index, and the Asset-Backed Securities Index. Lifetime index performance began on May 1, 2004.

***The Russell 1000 Index measures the performance of the 1,000 largest U.S.
   companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

**** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization. Lifetime index performance began on May 1, 2004.

******   The Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities. Lifetime index performance began on May 1, 2004.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.

                                                                            DM-5

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees(fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                        N/A
 Deferred Sales Charge (Load)                                                    N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                     N/A
 Redemption Fee                                                                  N/A
 Exchange Fee                                                                    N/A
 Account Maintenance Fee                                                         N/A
Annual Fund Operating Expenses(expenses that are deducted from fund assets)
 Management Fee                                                                  0.41%
 Distribution and/or Service (12b-1) fees                                        0.25%
 Other Expenses1                                                                 0.09%
 Annual Fund Operating Expenses                                                  0.75%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930

DM-6

Fund Overview-LVIP Delaware Social Awareness Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Social Awareness Fund (fund), formerly the Social Awareness Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies in the Russell 1000 Index. The fund will also place some emphasis on medium-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

Portfolio Turnover and Other Information

The fund does not intend to engage in active or frequent trading of portfolio securities as part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 28% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                           DSA-1

Social Standards

The fund will not knowingly buy or hold stocks of companies that engage in:
  o activities that result, or are likely to result, in damage to the natural environment;
  o production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;
  o manufacture of, or contracting for, military weapons;
  o liquor, tobacco or gambling businesses;
  o the use of animals for testing when developing new cosmetics and personal care products; and/or
  o egregious human rights violations, or that have been involved in multiple human rights controversies related to their operations in the U.S. or abroad; including companies:
   o with operations or direct investment in or sourcing from Burma;
   o that have been involved in serious controversies with indigenous people;
   o that have been involved in major labor controversies (e.g., those involving sweatshop cases, worker deaths, serious injuries, labor rights violations or child labor law infractions); and/or
   o whose non-U.S. operations are the subject of controversies related to the community, diversity issues, employee relations, the environment or product safety.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

Period of Disinvestment

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

DSA-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005     2006
----                 ----     ----
12.42%               11.75%   12.03%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 10.51%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (3.08)%.

Average Annual Total Return

                                         For periods ended 12/31/06
                                        -----------------------------
                                         1 year   5 years   10 years   Lifetime*
                                        -------- --------- ---------- ----------
  LVIP Delaware Social Awareness Fund   12.03%   N/A       N/A        15.77%
                 Russell 1000 Index**   15.46%   N/A       N/A        15.43%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.35%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.07%
 Annual Fund Operating Expenses                                                   0.67%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           DSA-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $68      $214      $373      $835

DSA-4

Fund Overview-LVIP Delaware Special Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Delaware Special Opportunities Fund
(fund), formerly the Special Opportunities Fund, is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, similar to the market capitalizations of the companies included in the Russell Midcap Value Index. The fund will also place some emphasis on larger-sized U.S. companies.

A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of February 28, 2007, the companies included in the Russell Midcap Value Index had an average weighted market capitalization of approximately $8.8 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:
  o a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and
  o a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:
  o show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and
  o be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:
  o a long history of profit growth and dividend payment; and
  o a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-cash flow) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 11% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

                                                                           DSO-1

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
----                 ----
15.36%               15.76%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 6.58%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.35%).

Average Annual Total Return

                                              For periods ended 12/31/06
                                             -----------------------------
                                              1 year   5 years   10 years   Lifetime*
                                             -------- --------- ---------- ----------
  LVIP Delaware Special Opportunities Fund   15.76%   N/A       N/A        21.25%
                   Russell Mid-Cap Value**   20.22%   N/A       N/A        20.94%

* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell Midcap Value Index measures the performance of those Russell
   Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

DSO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.37%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.70%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in the expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $72      $224      $390      $871

                                                                           DSO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP FI Equity-Income Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP FI Equity-Income Fund (fund), formerly the Equity-Income Fund, is to seek reasonable income by investing primarily in income-producing equity securities.

The fund's primary investment strategies include:
  o normally investing at least 80% of the fund's assets in equity securities;
  o normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;
  o potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;
  o investing in domestic and foreign issuers; and
  o using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. The fund's emphasis on above-average income producing equity securities tends to lead to investments in large cap "value" stocks. However, the fund is not constrained by any particular investment style.

When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $104.6 billion. The smallest company in this index had a market cap of $863.0 million and the largest company in this index had a market cap of $410.7 billion as of February 28, 2007.

The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of domestic or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 199% in 2006.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

                                                                           FEI-1

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Pyramis Global Advisors, LLC, a subsidiary of Fidelity Management and Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund primarily invests in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

FEI-2

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) Service Class performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2005                 2006
----                 ----
4.23%                11.00%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 6.37%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (2.25)%.

Average Annual Total Returns

                                      For periods ended 12/31/06
                               ----------------------------------------
                                1 year   5 years   10 years   Lifetime*
                               -------- --------- ---------- ----------
  LVIP FI Equity-Income Fund   11.00%   N/A       N/A        11.31%
  Russell 1000 Value Index**   22.25%   N/A       N/A        16.91%

* The fund's lifetime began May 19, 2004. Lifetime index performance, however, began May 1, 2004.

** The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

                                                                           FEI-3

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   1.06%
 Less Fee Waiver and Expense Reimbursements2                                     (0.06%)
 Net Expenses                                                                     1.00%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. eExpenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; 0.13% of average daily net assets of the fund in excess over $750,000,000 of average daily net assets of the fund. Prior to Sepetember 1, 2006, the waiver amount was 0.00% on the first $250,000,000 of average daily net assets of the fund; 0.05% on the next $500,000,000 of average daily net assets of the fund; and 0.10% of average daily net assets of the fund in excess of $750,000,000. This waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $102     $331      $579    $1,289

FEI-4

Fund Overview -
LVIP Growth Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Growth Opportunities Fund (fund), formerly the Growth Opportunities Fund, is to seek long-term capital growth.

The fund normally invests at least 80% of its assets in equity securities of small-cap and emerging growth companies and invests at least 80% of its assets in securities or instruments of issuers located in the United States. Small-cap companies are those companies with market capitalization similar to the market capitalization of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of the fund's investment. The market capitalization of the Russell 2000 Index and S&P SmallCap 600 Index included companies with capitalizations up to $3.7 billion as of February 28, 2007, and up to $3.7 billion as of December 31, 2006, respectively. The fund will not sell a company's securities solely because that company's market capitalization rises above the fund's definition of a small cap company.

When evaluating the fund's performance, the Russell 2000 Growth Index is used as the benchmark. The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted values. The Russell 2000 companies consist of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

In selecting securities, the fund emphasizes those securities that fund management believes have above average prospects for earnings growth. The fund may also invest in securities that it believes are undervalued (when the price of a company's stock is considered to be less than what the sub-adviser believes it is worth).

The fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The fund may purchase common stock, preferred stock, convertible securities, and other instruments.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including borrowing and leverage and investment in foreign securities, IPOs, illiquid and restricted securities, and Rule 144A securities. The fund may also invest in debt securities, convertible securities, derivatives and exchange-traded funds. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 269% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to BAMCO, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails, or if management changes, or if there are other adverse developments, the fund's investments in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

The fund follows an investing style that favors growth investments. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may over time go in and out of favor. At times when the growth investing style used by the fund is out of favor, the fund may underperform other equity funds that use different investing styles.

                                                                            GO-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contact assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Although past performance of a fund is not a guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the fund.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
                     2006
                     ----
                     9.89

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the first quarter of 2006 at: 16.27%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (7.79)%.

Average Annual Total Return

                                     For periods ended 12/31/06
                                   -------------------------------
                                     1 year    5 years   Lifetime*
                                   ---------- --------- ----------
  LVIP Growth Opportunities Fund       9.89%  NA        20.96%
     Russell 2000 Growth Index**      13.35%  NA        19.90%

* The fund's lifetime began on May 3, 2005. Lifetime index performance however, began on May 1, 2005.

** The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 U.S. companies in the Russell 3000 Index based on total market capitalization.

GO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.99%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  3.62%
 Total Annual Fund Operating Expenses                                             4.86%
 Less Fee Waiver and Expense Reimbursement2                                      (3.43%)
 Net Expenses                                                                     1.43%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the Total Annual Fund Operating Expenses exceed 1.43% of average daily net assets. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $146   $1,154    $2,165    $4,704

                                                                            GO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Janus Capital Appreciation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Janus Capital Appreciation Fund (fund), formerly the Capital Appreciation Fund, is long-term growth of capital in a manner consistent with the preservation of capital.

The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.

The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations, at the time of purchase, equivalent to those companies included in the Russell 1000 Growth Index. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.

The fund invests in medium-sized U.S. companies, which have market capitalizations greater than $563.0 million, but less than $18.4 billion, as measured by Russell. The fund invests in small-sized U.S. companies, which generally have market capitalizations less than $1 billion. Additionally, the fund invests in stocks of foreign companies, including investments in emerging markets. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies - such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 99% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information
(SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund invests some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is

                                                                           JCA-1

that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
----                 ----    ----
5.02%                3.94%   9.40%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.94%.

The fund's lowest return for a quarter occurred in the third quarter of 2004 at: (6.83)%.

Average Annual Total Returns

                                                For periods ended 12/31/06
                                         ----------------------------------------
                                          1 year   5 years   10 years   Lifetime*
                                         -------- --------- ---------- ----------
  LVIP Janus Capital Appreciation Fund   9.40%    N/A       N/A        10.31%
           Russell 1000 Growth Index**   9.07%    N/A       N/A        11.50%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund primarily invests in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

JCA-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.75%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.09%
 Annual Fund Operating Expenses                                                   1.09%
 Less Fee Waiver and Expense Reimbursements2                                     (0.14%)
 Net Expenses                                                                     0.95%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all Funds of the Trust will be allocated to each Fund based on their relative average net assets.

2 The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.15% of the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% of the next $250,000,000 of average daily net assets of the fund; 0.10% of the next $250,000,000 of average daily net assets of the fund; 0.15% of the next $750,000,000 of average daily net assets of the fund; and 0.20% of the excess over $1,500,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $97      $333      $587    $1,316

                                                                           JCA-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Marsico International Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Marsico International Growth Fund (fund), formerly JPVF International Equity Portfolio, is long-term capital appreciation. The fund will be "non-diversified" as defined in the Investment Company Act of 1940. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in equity and equity-related securities (including Depositary Receipts) of companies from at least three countries located outside of the United States. Some issuers or securities in the fund may be based in or economically tied to the United States. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

The fund invests mainly in established growth companies, but may also invest in more aggressive growth companies, such as companies operating in emerging markets, or companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

The investment policy of the fund is to be non-diversified as to individual issuers. The fund normally maintains a core position of between 35 and 50 common stocks, and may hold large positions in some stocks. The fund may hold a limited number of additional securities at times when the sub-adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the fund, the sub-adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, the sub-adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the sub-adviser has observed.

The sub-adviser's "bottom-up" stock selection looks for individual companies with earnings growth potential that may not be recognized by the market at large. The sub-adviser may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

The sub-adviser may reduce or sell investments in portfolio companies if, in the opinion of the sub-adviser, a company's fundamentals change, its stock price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.

The fund's active trading approach will increase trading costs. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Marsico Capital Management, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Since the fund is non-diversified, and, as a result may invest a greater portion of its assets in a particular issuer than a diversified fund, the fund's value may decrease because of a single investment or a small number of investments.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

                                                                           MIG-1

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money. All of the rights of investing in foreign securities are heightened when investing in emerging market countries.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Prices of medium and small-sized company stocks may fluctuate independently of larger company stock prices. Medium and small-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations piror to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1998                 1999     2000     2001     2002     2003     2004     2005     2006
----                 ----     ----     ----     ----     ----     ----     ----     ----
21.66%               32.54%   23.69%   22.98%   22.79%   31.38%   17.02%   19.46%   23.97%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 20.42%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (21.82%)

MIG-2

Average Annual Total Return

                       For periods ended 12/31/06
                                            1 year   5 years   Lifetime**
                                           -------- --------- -----------
  LVIP Marsico International Growth Fund   23.97%   11.95%    5.84%
                        MSCI EAFE Index*   26.34%   14.98%    8.39%

*The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed countries in Europe, Australasia and the Far East.

**
Return calculated from inception date, 1/1/98.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.97%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.16%
 Annual Fund Operating Expenses                                                   1.38%
 Less FeeWaiver and Expense Reimbursement2                                       (0.01%)
 Net Expenses                                                                     1.37%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's total annual operating expenses exceed 1.37% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $139     $436      $754    $1,657

                                                                           MIG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP MFS Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP MFS Value Fund (fund), formerly JPVF Value Portfolio, is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income. This objective is non-fundamental and may be changed without shareholder approval.

The fund invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stocks. The fund pursues its objectives primarily by investing in equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book value and debt-to-equity ratios. The sub-adviser determines value based upon research and analysis, taking all relevant factors into account. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive. As a point of reference, as of February 28, 2007, the companies included in the Russell 1000 Index had a weighted average market capitalization of approximately $87.1 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies based on total market capitalization. The smallest company in the index had a market cap of $863.0 million and the largest company in the index had a market cap of $410.7 billion as of February 28, 2007. When evaluating the fund's performance, the Russell 1000 Value Index is used as the benchmark.

The fund intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the fund may invest in securities not currently paying dividends where the sub-adviser anticipates that they will increase in value, and the fund's dividend distribution will vary and may be low. The fund may invest up to 10% of its assets in fixed income securities and up to an additional 10% of its assets in convertible securities rated below investment-grade (also known as junk bonds) at the time of purchase.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Massachusetts Financial Services Company (referred to as MFS). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Value stocks may never reach what the subadviser believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

The fund may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of

                                                                            MV-1

the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999    2000    2001    2002      2003     2004     2005    2006
----                 ----     ----    ----    ----    ----      ----     ----     ----    ----
28.92%               12.63%   5.75%   9.25%   1.54%   -21.36%   28.18%   11.85%   7.98%   19.66%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 16.14%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.26%).

Average Annual Total Return

                               For periods ended 12/31/06
                              ----------------------------
                               1 year   5 years   10 years
                              -------- --------- ---------
        LVIP MFS Value Fund   19.66%      7.82%     9.52%
  Russell 1000 Value Index*   22.25%     10.86%    11.00%

*The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.74%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.10%
 Total Annual Fund Operating Expenses                                             1.09%
 Less Fee Waiver and Expense Reimbursement2                                      (0.02%)
 Net Expenses                                                                     1.07%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.07% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

MV-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $109     $345      $599    $1,327

                                                                            MV-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Growth Fund (fund), formerly the JPVF Mid-Cap Growth Portfolio, is to seek capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The fund attempts to invest in companies that are diversified across economic sectors.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap (Reg. TM) Growth Index. As of February 28, 2007, the smallest company in the index had a market cap of $1.3 billion and the largest company in the index had a market cap of $20.7 billion. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The sub-adviser utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:
 o Security Screening: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.
 o Fundamental Analysis: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.
 o Technical Analysis: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund's active trading approach will increase trading costs. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Turner Investment Partners, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

The fund follows an investment style that favors growth companies. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.

                                                                           MCG-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006
----                 ----     ----     ----     ----
-31.62%              49.59%   11.84%   12.27%   6.72%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.61%.

The fund's lowest return for a quarter occurred in the second quarter of 2002 at: (19.44%).

Average Annual Total Return

                   For periods ended 12/31/06
                                   1 year    5 years   Lifetime**
                                 ---------- --------- -----------
      LVIP Mid-Cap Growth Fund       6.72%  6.51%     2.91%
  Russell Midcap Growth Index*      10.66%  8.22%     5.52%

*The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

**
Return calculated from inception date, 5/1/01.

MCG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.90%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.23%
 Annual Fund Operating Expenses                                                   1.38%
 Less Fee Waiver and Expense Reimbursement2,3                                    (0.10%)
 Net Expenses                                                                     1.28%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.30% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

3 The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $130     $427      $746    $1,649

                                                                           MCG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Mid-Cap Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mid-Cap Value Fund (fund), formerly the JPVF Mid-Cap Value Portfolio, is to seek long-term capital appreciation. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

Under normal circumstances, at least 80% of the fund's assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. These companies are generally established companies that may not be well-known "household" names. The fund may invest up to 20% of its net assets in securities of foreign issuers (including Depositary Receipts). The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

The fund focuses on those stocks within the Russell 2500TM Index which fall within the bottom half of the price-to-earnings distribution. As of February 28, 2007, the smallest company in the index had a market cap of $74 million and the largest company in the index had a market cap of $10.2 billion. The sub-adviser attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions. When evaluating the fund's performance, the Russell 2500 Value Index is used as the benchmark.

The fund's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the fund's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of the sub-adviser's estimate of their relative return/appreciation potential.

The fund typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when the sub-adviser believes that alternative stocks offer better risk/reward potential.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Wellington Management Company, LLP. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. Many midsize company stocks trade less frequently and in smaller volume that stocks of larger companies, and the fund may experience difficulty in closing out positions at prevailing market prices.

                                                                           MCV-1

Value stocks may never reach what the manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005     2006
----                 ----     ----     ----     ----
-13.66%              43.14%   15.81%   10.01%   17.69%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 21.17%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (20.09%).

Average Annual Total Return

                 For periods ended 12/31/06
                               1 year   5 years   Lifetime**
                              -------- --------- -----------
    LVIP Mid-Cap Value Fund   17.69%   13.14%    11.35%
  Russell 2500 Value Index*   20.18%   15.51%    14.72%

*The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

MCV-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.99%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.14%
 Annual Fund Operating Expenses                                                   1.38%
 Less Fee Waiver and Expense Reimbursement2                                      (0.02%)
 Net Expenses                                                                     1.36%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.36% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $138     $435      $753    $1.656

                                                                           MCV-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP Mondrian International Value Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Mondrian International Value Fund (fund), formerly the International Fund, is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $219.4 billion.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies.A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the

                                                                           MIV-1

currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2006.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mondrian Investment Partners Limited. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

MIV-2

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005     2006
----                 ----     ----
20.63%               12.26%   29.69%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at 13.74%.

The fund's lowest return for a quarter occurred in the second quarter of 2005 at: (0.19)%.

Average Annual Total Return

                                            For periods ended 12/31/06
                                           -----------------------------
                                            1 year   5 years   10 years   Lifetime*
                                           -------- --------- ---------- ----------
  LVIP Mondrian International Value Fund   29.69%   N/A       N/A        25.79%
                       MSCI EAFE Index**   26.86%   N/A       N/A        27.05%

* The fund's lifetime began on May 15, 2003. Lifetime index performance, however, began May 1, 2003.

**The Morgan Stanley Capital International (MSCI) EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.71%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.14%
 Annual Fund Operating Expenses                                                   1.10%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                           MIV-3

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $112     $350      $606    $1,340

MIV-4

Fund Overview-LVIP Money Market Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Money Market Fund (fund), formerly the Money Market Fund, is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature or can be put back to the issuer within 397 days from the date of purchase or the date of reset. These instruments include:
  o obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
  o certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and
  o commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Citigroup 90-day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Delaware Management Company (DMC), a series of Delaware Management Business Trust. For more information regarding the investment advisor and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

                                                                            MM-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
----                 ----    ----
0.63%                2.53%   4.43%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2005 at: 0.83%.

The fund's lowest return for a quarter occurred in the first quarter of 2004 at: 0.08%.

The fund's 7-day yield ending December 31, 2006 was 4.70%.

Average Annual Total Return

                                     For periods ended 12/31/06
                                    -----------------------------
                                     1 year   5 years   10 years   Lifetime*
                                    -------- --------- ---------- ----------
                Money Market Fund   4.43%    N/A       N/A        2.60%
  Citigroup 90-day T-Bill Index**   4.76%    N/A       N/A        2.63%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** Citigroup 90-day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.42%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.08%
 Annual Fund Operating Expenses                                                   0.75%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007. expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

MM-2

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $77      $240      $417      $930

                                                                            MM-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP S&P 500 Index Fund1
What are the fund's goals and main investment strategies?
The investment objective of the LVIP S&P 500 Index Fund (fund), formerly JPVF S&P 500 Index Portfolio, is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing in all the securities that make up the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). Under normal market conditions, the fund will invest at least 90% of its assets in the securities of issuers included in the S&P 500 Index. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The S&P 500 Index consists of the common stocks of 500 major corporations selected according to:
 o size;
 o frequency and ease by which their stocks trade; and
 o range and diversity of the American economy.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

When evaluating the fund's performance, the S&P 500 Index is used as the benchmark. The fund may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mellon Capital Management Corporation. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

An index futures contract is considered a derivative because it derives its value from the price of the index. The use of index futures contracts entails certain risks, including but not limited to the following: no assurance that a liquid market will exist for a particular futures contract at any specific time; imperfect correlation in the price of futures contracts and movements in the price of the underlying securities within the index; and potential losses in excess of the amount invested in the futures contracts themselves. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

1 "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", Standard & Poor's 500
  (Reg. TM)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

                                                                           SPI-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations pior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2001                 2002      2003     2004     2005    2006
----                 ----      ----     ----     ----    ----
-12.18%              -22.34%   28.30%   10.56%   4.69%   15.52%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.28%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.26%).

Average Annual Total Return

                For periods ended 12/31/06
                             1 year   5 years   Lifetime**
                            -------- --------- -----------
  LVIP S&P 500 Index Fund   15.52%   5.91%     1.02%
           S&P 500 Index*   15.79%   6.19%     1.30%

*The S&P 500 Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.

**Return calculated from inception date, 5/1/00.

SPI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.24%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.11%
 Total Annual Fund Operating Expenses                                             0.60%
 Less Fee Waiver and Expense Reimbursement2                                      (0.07%)
 Net Expenses                                                                     0.53%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.53% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $54      $185      $328      $743

                                                                           SPI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP Small-Cap Index Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Small-Cap Index Fund (fund), formerly JPVF Small Company Portfolio, is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index1, which emphasizes stocks of small U.S. companies. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objectives by investing primarily in the securities that make up the Russell 2000 Index, although the fund reserves the right not to invest in every security in the Russell 2000 Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). When evaluating the fund's performance, the Russell 2000 Index is used as the benchmark. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index. Stocks in the Russell 2000 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Under normal circumstances, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000. The Russell 2000 Index is a widely used measure of small U.S. company stock performance.

The fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the Russell 2000 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the fund has not yet invested new shareholder money.

The fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Mellon Capital Management Corporation. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price.

The fund uses an indexing strategy and does not individually select stocks. The fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

1 Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000 (Reg. TM) is a trademark of Russell Investment Group.

                                                                           SCI-1

How has the fund performed?

The performance in the bar chart and table below reflects returns for the fund's Standard Class shares prior to the investment objective change and name charge to the fund, which became effective April 30, 2007. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998      1999     2000      2001     2002      2003     2004    2005     2006
----                 ----      ----     ----      ----     ----      ----     ----    ----     ----
23.60%               -11.78%   14.20%   -17.87%   -7.18%   -28.96%   40.32%   6.21%   11.96%   13.08%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2001 at: 25.43%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: -23.28%.

Average Annual Total Returns

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
   LVIP Small-Cap Index Fund   13.08%      6.04%     2.44%
         Russell 2000 Index1   18.37%     11.39%     9.44%
  Russell 2000 Growth Index2   13.35%      6.93%     4.88%

1 Effective April 30, 2007, the performance benchmark of the fund has changed from the Russell 2000 Growth Index to the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 8% of the market capitalization of the Russell 3000 Index.

2 The Russell 2000 Growth Index measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index based on total market capitalization.

SCI-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                  0.32%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses2                                                                  0.14%
 Total Annual Fund Operating Expenses                                             0.71%
 Less Fee Waiver and Expense Reimbursement3                                       0.00%
 Net Expenses                                                                     0.71%

1 The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 Other expenses are based on estimated amounts for the current fiscal year.

3 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the Fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $73      $227      $395      $883

                                                                           SCI-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Growth Stock Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Growth Stock Fund (fund), formerly JPVF Strategic Growth Portfolio, is to provide long-term growth of capital. Dividend and interest income from the fund's securities, if any, is incidental to the Fund's investment objective of long-term growth of capital. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing, under normal market conditions, at least 80% of its assets in the common stocks of a diversified group of growth companies. When evaluating the fund's performance, the Russell 1000 (Reg. TM) Growth Index is used as the benchmark. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of February 28, 2007, the companies included in this index had a weighted average market capitalization of approximately $69.9 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The sub-adviser generally looks for companies with one or more of the following:
 o An above-average growth rate: Superior growth in earnings and cash flow.
 o Operations in "fertile fields": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.
 o A profitable niche: A lucrative niche in the economy that enables the company to expand even during times of slow growth.

The fund may sell securities for a variety of reasons, such as to secure gains, limit loses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities. The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and subadviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market.

The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions. Investment in futures and options, if any, are subject to additional volatility and potential losses.

                                                                         TRPGS-1

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998     1999     2000      2001      2002      2003     2004    2005    2006
----                 ----     ----     ----      ----      ----      ----     ----    ----    ----
20.47%               32.93%   76.51%   -19.17%   -35.16%   -33.84%   32.00%   9.66%   6.29%   13.33%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 55.83%.

The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (28.13%).

Average Annual Total Return

                                           For periods ended 12/31/06
                                         ------------------------------
                                           1 year    5 years   10 years
                                         ---------- --------- ---------
  LVIP T. Rowe Price Growth Stock Fund      13.33%  2.90%     5.50%
            Russell 1000 Growth Index*       9.07%  2.69%     5.44%

*The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

TRPGS-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.78%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.12%
 Annual Fund Operating Expenses                                                   1.15%
 Less Fee Waiver and Expense Reimbursement2                                      (0.02%)
 Net Expenses                                                                     1.13%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's total annual fund operating expense exceed 1.13% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with expense waivers for the one year contractual period and the total operating expenses without waivers for the years two through ten. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $115     $363      $631    $1,396

                                                                         TRPGS-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (fund), formerly the Aggressive Growth Fund is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index was $1.3 billion to $20.7 billion as of February 28, 2007 while the range for the S&P MidCap 400 Index was $500.0 million to $10.6 billion as of December 31, 2006.

The fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

  o a demonstrated ability to consistently increase revenues, earnings, and cash flow;
  o capable management;
  o attractive business niches; and
  o a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends - even above-average dividends - does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 41% in 2006.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

                                                                       TRPSMCG-1

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005   2006
----                 ----   ----
13.37                9.54   9.00

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 11.98%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (5.02)%.

TRPSMCG-2

Average Annual Total Return

                                                              For periods ended 12/31/06
                                                      ------------------------------------------
                                                        1 year    5 years   10 years   Lifetime*
                                                      ---------- --------- ---------- ----------
          LVIP T. Rowe Price Structured Mid-Cap Growth Fun9.00%  N/A       N/A        14.48%
  Russell Midcap Growth Index**                          10.66%  N/A       N/A        19.37%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began on May 1, 2003.

**The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.12%
 Annual Fund Operating Expenses                                                   1.10%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $112     $350      $606    $1,340

                                                                       TRPSMCG-3

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Fund Overview -
LVIP Templeton Growth Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Templeton Growth Fund (fund), formerly JPVF World Growth Stock Portfolio, is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental. This objective is non-fundamental and may be changed without shareholder approval.

The fund pursues its objective by investing at least 80% of its assets in stocks issued by companies of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The fund will generally be composed of investments from among many different industries. As a general matter, the fund will be invested in a minimum of five different foreign countries. When evaluating the fund's performance, the MSCI World Index is used as the benchmark. As of December 31, 2006, the smallest company in the index had a market cap of $235.0 million and the largest company in the index had a market cap of $455.6 billion.

The sub-adviser emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. The sub-adviser employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

The fund may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. These securities will be delivered to the fund at a future date usually beyond customary settlement time. In general, the fund will not pay for the securities until received and will not earn interest until the contractual settlement date.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been subadvised to Templeton Investment Counsel, LLC. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to

                                                                            TG-1

other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

The fund is slightly tilted towards companies that are below th index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the fund may experience difficulty closing out positions at prevailing market prices.

Securities purchased on a "when-issued" or on a "forward delivery" basis are delivered to the fund at a future date usually beyond customary settlement time. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and ten years of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
1997                 1998    1999     2000    2001     2002      2003     2004     2005    2006
----                 ----    ----     ----    ----     ----      ----     ----     ----    ----
15.33%               2.85%   20.86%   1.54%   -6.42%   -16.67%   34.09%   18.56%   8.88%   26.13%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 18.01%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (18.38%).

Average Annual Total Return

                                For periods ended 12/31/06
                               ----------------------------
                                1 year   5 years   10 years
                               -------- --------- ---------
  LVIP Templeton Growth Fund   26.13%     12.72%     9.50%
           MSCI World Index*   20.07%      9.97%     7.64%

*The Morgan Stanley Capital International (MSCI) World Index is composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific regions.

TG-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.75%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.11%
 Annual Fund Operating Expenses                                                   1.11%
 Less Fee Waiver and Expense Reimbursement2                                      (0.00%)
 Net Expenses                                                                     1.11%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. This agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $113     $353      $612    $1,352

                                                                            TG-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview-LVIP UBS Global Asset Allocation Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP UBS Global Asset Allocation Fund (fund), formerly the Global Asset Allocation Fund, is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:
  o U.S. equities;
  o international equities (including emerging markets);
  o U.S. fixed income; and
  o international fixed income (including emerging markets).

The sub-adviser uses analysis of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch U.S. High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

Equity Asset Class

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the sub-adviser's investment decisions with respect to the equity portion of the fund are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the sub-adviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the fund.

To invest in growth equities; the sub-adviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage; in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

Fixed Income Asset Class

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and will generally be of investment-grade quality and possess a minimum rating of BBB & S&P 500 or Baa by Moody's or if

                                                                          UGAA-1

unrated, determined to be of comparable quality by the sub-adviser. The fund may invest in both investment grade and high yield (lower-rated) securities.

The sub-adviser's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in one percent (1%) increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The sub-adviser manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Portfolio Turnover and Other Information

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could also result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 78% in 2006.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures, swaps and other derivatives as part of its investment strategy or to help manage portfolio risks.

Lincoln Investment Advisors Corporation (LIA) serves as the investment advisor to the fund. Day-to-day management of the fund's securities investments has been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global
AM). For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund

The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:
  o the performance of each asset class and sub-class (where applicable); and
  o the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:
  o the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;
  o the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and
  o when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

UGAA-2

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade

                                                                          UGAA-3

statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Service Class. The information shows: (a) changes in the Service Class' performance from year to year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.
[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2004                 2005    2006
----                 ----    ----
13.27%               6.53%   14.23%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2004 at: 9.76%.

The fund's lowest return for a quarter occurred in the first quarter of 2005 at: (1.10)%.

UGAA-4

Average Annual Total Return

                                             For periods ended 12/31/06
                                          --------------------------------
                                             1 year    5 years   10 years   Lifetime*
                                          ----------- --------- ---------- ----------
  LVIP UBS Global Asset Allocation Fund      .14.23%  N/A       N/A           12.99%
                   Russell 3000 Index**       15.72%  N/A       N/A           15.90%
                    MSCI World Index***       26.86%  N/A       N/A           20.42%
               Citigroup WGBI Index****        6.12%  N/A       N/A            5.12%
                              GSMI*****       14.93%  N/A       N/A           15.19%

* The fund's lifetime began May 15, 2003. Lifetime index performance, however, began May 1, 2003.

** The Russell 3000 Index represents a broad U.S. equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the U.S. equity market. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*** The MSCI World Index is a broad-based securities index that represents the U.S. and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

****The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of U.S. and most developed international governments, governmental entities and supranationals. The Index does not reflect the deduction of fees, expenses or taxes. It was added as a basis of comparison for the fund because it was viewed as being widely recognized and used in the area of global asset allocation.

*****   The Global Securities Markets Index (GSMI) is an unmanaged index compiled by UBS Global AM, the fund's sub-adviser. The GSMI is constructed as follows: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Constrained Index; 3% MSCI Emerging Markets (Free) Index; and 2% JP Morgan EMBI Global.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee                                                                   0.73%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses1                                                                  0.18%
 Annual Fund Operating Expenses                                                   1.16%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all funds of the Trust will be allocated to each fund based on their relative average net assets.

                                                                          UGAA-5

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $118     $368      $638    $1,409

UGAA-6

Fund Overview-LVIP Value Opportunities Fund
What are the fund's goals and main investment strategies?
The investment objective of the LVIP Value Opportunities Fund (fund), formerly the JPVF Small-Cap Value Portfolio, is to seek long-term capital appreciation by investing securities of small-cap companies. This objective is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the fund will invest at least 80% of its assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000 (Reg. TM) Index. As of February 28, 2007, the capitalization of the stocks within the Russell 2000 Index ranged from $74.0 million to $3.7 billion. When evaluating the fund's performance, the Russell 2000 Value Index is used as the benchmark.

The fund focuses on securities the sub-adviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. The sub-adviser uses a proprietary valuation model to screen over 3000 small-cap companies. This model attempts to identify small-cap companies with below-average valuation and above-average profitability. The most attractive 20% of these companies are then identified for further research.

The sub-adviser performs in-depth due diligence on those individual companies deemed from its model to be most attractive. The sub-adviser looks for companies with the following characteristics:
  o Market leader with strong position in its business
  o Stable to improving industry fundamentals
  o Above average profitability characteristics
  o Free cash flow generation
  o Strong balance sheet
  o Proven management team acting in shareholders best interests
  o High insider ownership/Insiders buying

Stocks may also be identified for investment based upon certain catalysts that may drive the valuation higher, such as an earnings surprise, restructuring/spin-offs, management change, or an acquisition. The fund typically sells a stock when according to the sub-adviser's valuation model the company's stock is considered fully valued. Securities may also be sold based upon deteriorating fundamentals.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions, however, could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with high portfolio turnover may adversely affect the fund's performance.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to the fund. Day-to-day management of the fund's securities investments has been sub-advised to Dalton, Greiner, Hartman, Maher & Co. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the main risks of investing in the fund?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Small cap or emerging growth companies may have limited product lines or markets, may depend on a smaller number of key personnel and may be less financially secure than larger, more established companies. If a product fails or if management changes, or if there are other adverse developments, the fund's investment in a small cap or emerging growth company may lose substantial value.

Small cap and emerging growth companies' securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of more established companies. Investing in small cap or emerging growth companies requires a long term view.

                                                                            VO-1

Value stocks may never reach what the sub-adviser believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the fund's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations and economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate. Additionally, investing in foreign stocks involves the risk of loss from foreign government or political actions.

How has the fund performed?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. Data for the Service Class shares is not yet available because the class had not commenced operations prior to the date of this prospectus. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and (b) how the average annual returns of the fund's Standard Class for one year, five years, and lifetime of the Standard Class compare with those of a broad measure of market performance. The fund's Standard Class shares, which are not offered in the prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[GRAPHIC OMITTED]

[CHART]
Annual Total Returns
2002                 2003     2004     2005    2006
----                 ----     ----     ----    ----
-12.64%              35.79%   19.77%   5.10%   10.28%

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 15.62%.

The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (-16.25%).

Average Annual Total Return

                   For periods ended 12/31/06
                                   1 year   5 years   Lifetime**
                                  -------- --------- -----------
  LVIP Value Opportunities Fund   10.28%   10.50%    11.30%
      Russell 2000 Value Index*   23.48%   15.37%    14.99%

*The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 with lower price-to-book ratios and lower forecasted growth values.

**Return calculated from inception date, 5/1/01.

VO-2

Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

Shareholder Fees (fees paid by the investor directly)
 Sales Charge (Load) Imposed on Purchases                                         N/A
 Deferred Sales Charge (Load)                                                     N/A
 Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      N/A
 Redemption Fee                                                                   N/A
 Exchange Fee                                                                     N/A
 Account Maintenance Fee                                                          N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
 Management Fee1                                                                  1.05%
 Distribution and/or Service (12b-1) fees                                         0.25%
 Other Expenses2                                                                  0.13%
 Annual Fund Operating Expenses                                                   1.43%
 Less Fee Waiver and Expense Reimbursement3                                      (0.00%)
 Net Expenses                                                                     1.43%

1 The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

2 Other expenses are based on estimated amounts for the current fiscal year.

3 The advisor has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $146     $452      $782    $1,713

                                                                            VO-3

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire Conservative Profile Fund
LVIP Wilshire Moderate Profile Fund
LVIP Wilshire Moderately Aggressive Profile Fund
LVIP Wilshire Aggressive Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire Conservative, Moderate, Moderately Aggressive and Aggressive Profile Funds (each a Profile Fund) operate under a fund of funds structure. Each of the Profile Funds invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The target percentage allocation between equity (stocks) and fixed income (bonds) securities for each Profile Fund is based on its investment objective. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities.

As a matter of investment policy, the following is the allocation between equity (stocks) and fixed income (bonds) securities under normal circumstances:

Fund                              Investment Objective
---------------------------- ------------------------------
LVIP Wilshire Conservative   A high level of current
Profile Fund                 income with some
                             consideration given to
                             growth of capital.
LVIP Wilshire Moderate       A balance between a high
Profile Fund                 level of current income and
                             growth of capital, with an
                             emphasis on growth of
                             capital.
LVIP Wilshire Moderately     A balance between a high
Aggressive Profile Fund      level of current income and
                             growth of capital, with a
                             greater emphasis on growth
                             of capital.
LVIP Wilshire Aggressive     Long-term growth of capital.
Profile Fund                 Current income is not a
                             consideration.

Fund                                                     Investment Strategies
---------------------------- -----------------------------------------------------------------------------
LVIP Wilshire Conservative   The Profile Fund invests approximately 60% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 40% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderate       The Profile Fund invests approximately 40% of its assets in underlying funds
Profile Fund                 which invest primarily in fixed income securities and approximately 60% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Moderately     The Profile Fund invests approximately 20% of its assets in underlying funds
Aggressive Profile Fund      which invest primarily in fixed income securities and approximately 80% in underlying funds which invest primarily in equity securities.
LVIP Wilshire Aggressive     The Profile Fund invests approximately 100% of its assets in underlying
Profile Fund                 funds which invest primarily in equity securities.

On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Profile Fund's asset allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Profile Fund to the current allocation model. In general, however, the sub-adviser does not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and fund in ways the seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

                                                                            WP-1

When evaluating the performance of the Profile Funds, each Profile Fund's annual return is compared to the annual return generated by a hypothetical benchmark portfolio. Those hypothetical benchmarks are constructed in the following manner:

Fund                                         Hypothetical Benchmark
------------------------------------------- -------------------------
LVIP Wilshire Conservative Profile Fund     35% Dow Jones Wilshire
                                            5000 Index, 60% Lehman
                                            Brothers Aggregate Index,
                                            5% MSCI
                                            EAFE Index
LVIP Wilshire Moderate Profile Fund         45% Dow Jones Wilshire
                                            5000 Index, 40% Lehman
                                            Brothers Aggregate Index,
                                            10% MSCI
                                            EAFE Index, 5% MSCI
                                            Emerging Markets Index
LVIP Wilshire Moderate Aggressive Profile   60% Dow Jones Wilshire
                                            5000 Index, 20% Lehman
                                            Brothers Aggregate Index,
                                            15% MSCI
Fund                                        EAFE Index, 5% MSCI
                                            Emerging Markets Index
LVIP Wilshire Aggressive Profile Fund       70% Dow Jones Wilshire
                                            5000 Index, 20% MSCI EAFE
                                            Index, 10% MSCI Emerging
                                            Markets
                                            Index

The Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Profile Fund. Wilshire Associates Incorporated, each Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Profile Fund in the various underlying funds will vary over time, and the Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund

WP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Profile Fund operates its "fund of funds" structure in reliance on certain federal securities laws that generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Profile Funds invest in the shares of the underlying funds, the Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Profile Funds are subject to asset allocation risk, which is the risk that the Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire Aggressive Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire Conservative Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

                                                                            WP-3

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

WP-4

How have the funds performed?

The following bar charts and table provide some indication of the risks of choosing to invest your contract assets in the funds' Service Class. The information shows: (a) Service Class performance for one year; and (b) how the Service Class' average annual returns for one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the funds is not necessarily an indication of how the funds will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns would be lower.

                    LVIP Wilshire Conservative Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Return
                    2006
                    ----
                    9.07

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 4.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.10%)

                                             Average Annual Total Returns
                                            -------------------------------
                                              For periods ended 12/31/06
                                            -------------------------------
                                              1 year    5 years   Lifetime*
                                            ---------- --------- ----------
  LVIP Wilshire Conservative Profile Fund       9.07%  N/A           8.94%
          Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
       Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                      MSCI EAFE Index****      26.86%  N/A          26.57%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-5

                      LVIP Wilshire Moderate Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Return
                    2006
                    ----
                    11.77

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 5.86%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (1.74%)

                                         Average Annual Total Returns
                                        -------------------------------
                                          For periods ended 12/31/06
                                        -------------------------------
                                          1 year    5 years   Lifetime*
                                        ---------- --------- ----------
  LVIP Wilshire Moderate Profile Fund      11.77%  N/A          12.25%
      Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
   Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                  MSCI EAFE Index****      26.86%  N/A          26.57%
     MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-6

                LVIP Wilshire Moderately Aggressive Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Return
                    2006
                    ----
                    13.85

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 7.15%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (2.22%)

                                                      Average Annual Total Returns
                                                     -------------------------------
                                                       For periods ended 12/31/06
                                                     -------------------------------
                                                       1 year    5 years   Lifetime*
                                                     ---------- --------- ----------
  LVIP Wilshire Moderately Aggressive Profile Fund      13.85%  N/A          14.97%
                   Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
                Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                               MSCI EAFE Index****      26.86%  N/A          26.57%
                  MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

                                                                            WP-7

                     LVIP Wilshire Aggressive Profile Fund
[GRAPHIC OMITTED]

[CHART]
Annual Total Return
                    2006
                    ----
                    16.25

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2006 at: 8.55%.

The fund's lowest return for a quarter occurred in the second quarter of 2006 at: (3.02%)

                                           Average Annual Total Returns
                                          -------------------------------
                                            For periods ended 12/31/06
                                          -------------------------------
                                            1 year    5 years   Lifetime*
                                          ---------- --------- ----------
  LVIP Wilshire Aggressive Profile Fund      16.25%  N/A          18.25%
        Dow Jones Wilshire 5000 Index**      15.77%  N/A          16.40%
     Lehman Brothers Aggregate Index***       4.33%  N/A           3.53%
                    MSCI EAFE Index****      26.86%  N/A          26.57%
       MSCI Emerging Markets Index*****      32.59%  N/A          42.19%

* The funds lifetime began on May 3, 2005. Lifetime index performance, however, began on May 1, 2005.

** The Dow Jones Wilshire 5000 Index consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

*** Lehman Brothers Aggregate Index is composed of securities from Lehman
   Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index, and the Asset Backed Securities Index.

**** MSCI EAFE Index consists of more than 900 equity securities from selected countries in Europe, Australasia and the Far East.

*****   MSCI Emerging Markets Index is a market capitalization weighted equities index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin.

When comparing the Profile Fund's performance to that of the indices, note that the fund invests indirectly in U.S. equity and fixed-income securities, and may invest indirectly in foreign issuers. For the relative weightings of these categories, see the fund's goals and investment strategies for a description of the fund's corresponding hypothetical benchmark used by the fund as one means to evaluate the success of its investment strategy.

WP-8

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                       LVIP Wilshire   LVIP Wilshire        LVIP Wilshire        LVIP Wilshire
                                                        Conservative      Moderate            Moderately          Aggressive
                                                        Profile Fund    Profile Fund   Aggressive Profile Fund   Profile Fund
                                                      --------------- --------------- ------------------------- --------------
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases ............      N/A             N/A                  N/A                  N/A
Deferred Sales Charge (Load) ........................      N/A             N/A                  N/A                  N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends .............................      N/A             N/A                  N/A                  N/A
Redemption Fee ......................................      N/A             N/A                  N/A                  N/A
Exchange Fee ........................................      N/A             N/A                  N/A                  N/A
Account Maintenance Fee .............................      N/A             N/A                  N/A                  N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets)
Management Fee ......................................       0.25%           0.25%                0.25%                0.25%
Distribution and/or Service (12b-1 fees) ............       0.25%           0.25%                0.25%                0.25%
Other Expenses1 .....................................       0.16%           0.06%                0.08%                0.19%
Acquired Fund Fees and Expenses (AFFE)2 .............       0.72%           0.81%                0.82%                0.91%
Total Annual Fund Operating Expenses ................       1.38%           1.37%                1.40%                1.60%
Less Fee Waiver and Expense Reimbursement3 ..........      (0.16%)         (0.06%)              (0.08%)              (0.19%)
Net Expenses (including AFFE) .......................       1.22%           1.31%                1.32%                1.41%

1 The fees and expenses shown in the table have been restated to reflect a change in the fee structure of the administration agreement, which may result in higher administration fees being charged to the fund. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Effective January 1, 2007, expenses common to all funds of the Trust will be allocated to each fund based on their relative average cost.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2006 fees and expenses of the underlying funds that were owned by each Profile Fund during 2006 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The advisor has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Profile Funds and the underlying funds for the years two through ten. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                                      1 year   3 years   5 years   10 years
                                                     -------- --------- --------- ---------
             LVIP Wilshire Conservative Profile Fund   $124      $420      $738    $1,639
                 LVIP Wilshire Moderate Profile Fund   $133      $427      $743    $1,638
               LVIP Wilshire Moderately Aggressive Profile$135   $437      $761    $1,678
     LVIP Wilshire Aggressive Profile Fund                $143   $486      $851    $1,881

                                                                            WP-9

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Fund Overview -

LVIP Wilshire 2010 Profile Fund
LVIP Wilshire 2020 Profile Fund
LVIP Wilshire 2030 Profile Fund
LVIP Wilshire 2040 Profile Fund

What are the funds' goals and main investment strategies?

The LVIP Wilshire 2010, 2020, 2030, 2040 Profile Funds (each a Target Maturity Profile Fund) operate under a fund of funds structure. Each Target Maturity Profile Fund invests substantially all of its assets in other mutual funds (underlying funds) which, in turn, invest in equity (stocks) and fixed income (bonds) securities. The Target Maturity Profile Funds are designed for investors planning to retire close to the year indicated in the name of the Fund. Each Target Maturity Profile Fund invests to an asset allocation between stocks (equity) and bonds (fixed income) which will become more conservative over time as the target maturity date draws closer and as the investor moves further into retirement. The mixture is designed to reduce the volatility of investment returns while still providing the potential for higher long-term total returns that are more likely to be achieved by including some exposure to stocks. In addition to mutual fund investments, each Target Maturity Profile Fund may invest directly in individual securities, such as equity or fixed income securities and investment instruments including options and futures on securities or indices.

Because substantially all of the securities in which a fund of funds may invest are underlying funds, each Target Maturity Profile Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, through the underlying funds, each Target Maturity Profile Fund owns a diversified mix of equity (stocks) and fixed income (bonds) securities. In effectuating its fundamental policies, each Target Maturity Profile Fund will look through to the investments of the underlying funds.

As a matter of investment policy, the following is the expected asset allocation between equity (stocks) and fixed income (bonds) securities as of April 30, 2007:

Fund                 Investment Objective*                          Current target allocation
-------------------- ---------------------------------------------- ------------------------------
LVIP Wilshire 2010   The highest total return over time with an     Fixed Income 51%, Stocks 49%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2020   The highest total return over time with an     Equity 58%, Fixed Income 42 %
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2030   The highest total return over time with an     Equity 73%, Fixed Income 27%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.
LVIP Wilshire 2040   The highest total return over time with an     Equity 92%, Fixed Income 8%
Profile Fund         increased emphasis on capital preservation
                     as the target date approaches. Thereafter, an
                     emphasis will be placed on high current
                     income with a secondary focus on capital
                     appreciation.

*This objective is non-fundamental and may be changed without shareholder approval.

Each Target Maturity Profile Fund's actual asset allocation among the underlying funds is intended to match its current target asset allocation. On at least an annual basis, the sub-adviser will reassess and make any necessary revisions in each Target Maturity Profile Fund's current target allocation model, including revising the asset class weightings in the models and adding and/or removing underlying funds in the models. On at least a semi-annual basis, the sub-adviser will reassess and potentially re-weight the underlying funds in each Target Maturity Profile Fund's allocation model. The sub-adviser will also periodically rebalance the weightings in the underlying funds in each Target Maturity Profile Fund to the current target allocation model. In general, however, the sub-adviser does

                                                                          WTMP-1

not anticipate making frequent changes in the asset allocation models and will not attempt to time the market. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process. The sub-adviser carefully reviews the style exposure, portfolio characteristics, and risk profile for each underlying fund over various periods and market environments to assess each fund's suitability for each Target Maturity Profile Fund.

The sub-adviser uses mathematical and statistical investment processes to allocate assets, select managers and construct portfolios and funds in ways that seek to outperform their specific benchmarks. Such processes may not achieve the desired results.

The Target Maturity Profile Funds also use other investment strategies, to a lesser degree, to pursue their investment objectives. The Funds' Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Lincoln Investment Advisors Corporation (LIA) serves as the investment adviser to each Target Maturity Profile Fund. Wilshire Associates Incorporated, each Target Maturity Profile Fund's sub-adviser, manages the day-to-day investment activities of the Funds. For more information regarding the investment adviser and sub-adviser, please refer to the General Prospectus Disclosure.

What are the Underlying Funds?

Each Target Maturity Profile Fund will invest in underlying funds that are advised by Delaware Management Company (DMC), a series of Delaware Management Business Trust, or LIA, which invest directly in equity and fixed income securities. DMC, LIA and Lincoln Life are each indirectly wholly-owned subsidiaries of Lincoln National Corporation. Because Lincoln National Corporation indirectly owns these companies, they are affiliated persons of each other under the securities laws. In addition, the Target Maturity Profile Funds may invest in non-affiliated funds from a select group of investment management firms.

The relative weightings for each Target Maturity Profile Fund in the various underlying funds will vary over time, and the Target Maturity Profile Funds are not required to invest in any particular underlying fund or in any particular percentage. The portfolio manager may add, eliminate or replace underlying funds at any time and may invest in non-affiliated funds, from a select group of investment management firms, or other types of investment securities, as described above, all without prior notice to shareholders.

The Target Maturity Profile Funds currently expect to invest in some or all of the underlying funds described below. While the underlying funds are categorized generally as "Equity" (stocks) and "Fixed Income" (bonds), some of the underlying funds invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
Delaware American       Long-term capital growth
Services Fund
Delaware Small Cap Core Long-term capital appreciation
Fund
Delaware Small Cap      Long-term capital growth
Growth Fund
Delaware VIP Emerging   Capital appreciation
Markets Series
Delaware VIP            Long-term growth
International Value
Series
Delaware VIP REIT       Total return
Series
Delaware VIP Small Cap  Capital appreciation
Value Series
Delaware VIP U.S.       Capital appreciation
Growth Series
Delaware VIP Value      Capital appreciation
Series
Fidelity (Reg. TM) VIP  Long-term capital appreciation
Contrafund (Reg. TM)
Portfolio
Fidelity (Reg. TM) VIP  Capital appreciation
Growth Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Mid Cap Portfolio
Fidelity (Reg. TM) VIP  Long-term growth
Overseas Portfolio
LVIP Capital Growth     Capital appreciation
Fund
LVIP Cohen and Steers   Total return
Global Real Estate Fund
LVIP Delaware Growth    Capital appreciation
and Income Fund
LVIP Delaware Managed   Total return
Fund
LVIP Delaware Social    Capital appreciation
Awareness Fund
LVIP Delaware Special   Capital appreciation
Opportunities Fund
LVIP Janus Capital      Long-term growth
Appreciation Fund
LVIP FI Equity-Income   Income
Fund
LVIP Growth             Long-term growth
Opportunities Fund
LVIP Marsico            Long-term capital appreciation
International Growth
Fund

WTMP-2

Equity Underlying Funds  Investment Objective
-----------------------  -------------------------------
LVIP Mid-Cap Growth     Capital appreciation
Fund
LVIP Mid-Cap Value Fund Long-term capital appreciation
LVIP MFS Value Fund     Long-term growth of capital
LVIP Mondrian           Long-term capital appreciation
International Value
Fund
LVIP Small Cap Index    Capital appreciation
Fund
LVIP S&P 500 Index Fund Capital appreciation
LVIP T. Rowe Price      Maximum capital appreciation
Growth Stock Fund
LVIP T. Rowe Price      Long-term growth of capital
Structured Mid-Cap
Growth Fund
LVIP Templeton Growth   Long-term growth of capital
Fund
LVIP Value              Long-term capital appreciation
Opportunities Fund
LVIP UBS Global Asset   Total return
Allocation Fund

Fixed Income Underlying
         Funds           Investment Objective
-----------------------  ----------------------------------------
Delaware Core Plus Bond Long-term total return, consistent with
Fund                    reasonable risk
Delaware Corporate Bond Total return
Fund
Delaware Extended       Total return
Duration Bond Fund
Delaware Limited-Term   Stable income
Government Fund
Delaware VIP Capital    Current income
Reserves Series
Delaware VIP            Total return
Diversified Income
Series
Delaware VIP High Yield Total return
Series
Delaware Treasury       Inflation protection/current income
Inflation Protected
Bond Fund
LVIP Delaware Bond Fund Current income
LVIP Money Market Fund  Current income/preservation of capital

Each Target Maturity Profile Fund operates its "fund of funds" structure in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to invest in other affiliated funds, non-affiliated funds within strict percentage limitations, and securities of government and corporate issuers. In addition to these investments, the Target Maturity Profile Funds have filed an application with the SEC to permit the Funds to invest in a broader range of portfolio investments.

What are the main risks of investing in the funds?

Because the Target Maturity Profile Funds invest in the shares of the underlying funds, the Target Maturity Profile Funds invest in the same investments as made by the various underlying funds. By investing in a Target Maturity Profile Fund, therefore, you assume the same types of risks, either directly or indirectly, as investing in those underlying funds.

The Target Maturity Profile Fund's investment strategy is to vary the amount invested among the asset classes of securities over time. The Target Maturity Profile Funds are subject to asset allocation risk, which is the risk that the Target Maturity Profile Fund may allocate assets to an asset class that underperforms other asset classes. For example, the Target Maturity Profile Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. To the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in equity investments (such as, for example, the LVIP Wilshire 2040 Profile Fund), it will be more susceptible to the risks associated with equity investments. Likewise, to the extent a Target Maturity Profile Fund invests a greater percentage of its assets in underlying funds that invest primarily in fixed income investments (such as, for example, the LVIP Wilshire 2010 Profile Fund), it will be more susceptible to the risks associated with fixed income investments. As a general matter, the stock asset class involves more risk than the fixed income asset class. Funds that invest to a greater degree in fixed income investments, therefore, typically offer reduced risk and price volatility, but forego some potential returns.

Equity Investments. For assets allocated to equity, the primary risk is that the value of the stocks it holds will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a fund's stock investments and, therefore, the value of a fund's shares held under your contract to fluctuate, and you could lose money.

Some of the underlying funds may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

                                                                          WTMP-3

Some of the underlying funds may invest in foreign securities, which involve additional risks. Foreign currency fluctuations or economic, financial or political instability could cause the value of a fund's investments to fluctuate. Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Fixed Income Investments. For assets allocated to fixed-income, the primary risks are interest rate risk and credit risk. Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund's shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

How have the funds performed?

The Target Maturity Funds commenced operations on April 30, 2007. Once the Target Maturity Profile Funds have at least one calendar year of performance a bar chart and performance table will be included in the prospectus. Please note that the past performance of a fund is not necessarily an indication of how it will perform in the future.

WTMP-4

Estimated Fees and Expenses

The following table describes the fees and expenses that are incurred if you buy, hold, or sell Service Class shares of the funds. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

                                                              LVIP Wilshire 2010
                                                                 Profile Fund
                                                             --------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A
Deferred Sales Charge (Load) ...............................         N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A
Redemption Fee .............................................         N/A
Exchange Fee ...............................................         N/A
Account Maintenance Fee ....................................         N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%
Other Expenses1 ............................................          0.27%
Acquired Fund Fees and Expenses (AFFE)2 ....................          0.72%
Total Annual Fund Operating Expenses .......................          1.49%
Less Fee Waiver and Expense Reimbursement3 .................         (0.27%)
Net Expenses (including AFFE) ..............................          1.22%

                                                              LVIP Wilshire 2020   LVIP Wilshire 2030   LVIP Wilshire 2040
                                                                 Profile Fund         Profile Fund         Profile Fund
                                                             -------------------- -------------------- -------------------
Shareholder Fees (fees paid by the investor directly) ......
Sales Charge (Load) Imposed on Purchases ...................         N/A                  N/A                 N/A
Deferred Sales Charge (Load) ...............................         N/A                  N/A                 N/A
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends ....................................         N/A                  N/A                 N/A
Redemption Fee .............................................         N/A                  N/A                 N/A
Exchange Fee ...............................................         N/A                  N/A                 N/A
Account Maintenance Fee ....................................         N/A                  N/A                 N/A
Annual Fund Operating Expenses (fees that are
 deducted from fund assets) ................................
Management Fee .............................................          0.25%                0.25%               0.25%
Distribution and/or Service (12b-1 fees) ...................          0.25%                0.25%               0.25%
Other Expenses1 ............................................          0.17%                0.15%               0.22%
Acquired Fund Fees and Expenses (AFFE)2 ....................          0.81%                0.82%               0.91%
Total Annual Fund Operating Expenses .......................          1.48%                1.47%               1.63%
Less Fee Waiver and Expense Reimbursement3 .................         (0.17%)              (0.15%)             (0.22%)
Net Expenses (including AFFE) ..............................          1.31%                1.32%               1.41%

1 "Other Expenses" are based on estimated expenses for the current fiscal year.

2 The "Acquired Fund Fees and Expenses (AFFE)" in the chart are provided to show you an estimate of the underlying fund fees and expenses attributable to each Target Maturity Profile Fund. Each Fund's expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

3 The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

The following examples help you compare the cost of investing in a Target Maturity Profile Fund with the cost of investing in other mutual funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The examples also assume that the Target Maturity Profile Fund provides a return of 5% a year and that operating expenses remain the same. These examples reflect the net operating expenses with expense waivers for the Target Maturity Profile Funds and the underlying funds for the one-year contractual period and the total operating expenses without expense waivers for the Target Maturity Profile Funds and the underlying funds for the years two and three. Your actual costs may be higher or lower than this example. These examples do not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                                     1 year   3 years   5 years1   10 years1
                                    -------- --------- ---------- ----------
  LVIP Wilshire 2010 Profile Fund     $124      $443   N/A        N/A
  LVIP Wilshire 2020 Profile Fund     $133      $450   N/A        N/A
  LVIP Wilshire 2030 Profile Fund     $135      $451   N/A        N/A
  LVIP Wilshire 2040 Profile Fund     $143      $492   N/A        N/A

1Only one-year and three-year expenses are shown since the fund is new. The fund will have expenses beyond year three.

                                                                          WTMP-5

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit the funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). Its address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

Prior to May 1, 2007, Delaware Management Company (DMC), another indirect subsidiary of LNC, acted as the fund's investment adviser and was compensated according to the same advisory fee rate. As a result of the merger between LNC and Jefferson-Pilot Corporation in 2006, the organization had two separate registered investment advisers - DMC and LIA. As part of an effort to streamline the investment management operations, LIA became the investment adviser to the funds. Where DMC managed the assets of a fund without a sub-adviser, DMC entered into a sub-advisory agreement with LIA so that it could continue to provide day-to-day portfolio management services to those funds. Fund shareholders approved these new advisory and sub-advisory arrangements on April 5, 2007.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser.

The eight LVIP Wilshire Profile funds operate as "fund of funds." In this structure, the fund invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager. The chart also indicates whether a fund operates as a "fund of funds." The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

                                                                           GPD-1

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Cohen & Steers Global Real   Adviser: LIA (aggregate advisory fee is estimated at 0.95% of the fund's average net assets).
Estate Fund
                                  Sub-Adviser: Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), 280 Park Avenue,
                                  New York, New York 10017 is responsible for the day-to-day management of the fund.

                                  Portfolio Manager: Joseph Harvey, president, has been the global chief investment officer of
                                  Cohen & Steers since December 2004. Prior to that, he served as senior vice president and director of investment research. Before joining the firm in 1992, Mr. Harvey was a vice presi-
                                  dent with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a
                                  BSE degree from Princeton University.

                                  James Corl, executive vice president, has been chief investment officer of real estate securities
                                  for Cohen & Steers since August 2004. Prior to that, he served as senior vice president and director of investment strategy. Before joining the firm in 1997, Mr. Corl was a vice president
                                  and co-portfolio manager with Heitman/PRA Securities Advisors, a REIT fund manager. Previ-
                                  ously, he was an associate in the real estate investment banking group of Credit Suisse First
                                  Boston. Mr. Corl has also worked in the real estate consulting group of Arthur Andersen & Co.
                                  and as an office-leasing agent for Iliff, Thorn & Company, a West Coast commercial real estate
                                  brokerage firm. Mr. Corl has a BA degree from Stanford University and an MBA degree from the Wharton School. Mr. Harvey and Mr. Corl lead a team of investment professionals located in New York, London, Brussels and Hong Kong.
LVIP Delaware Bond Fund           Adviser: LIA (aggregate advisory fee paid to DMC, fund's former adviser, for fiscal year ended
                                  December 31, 2006 was 0.34% of the fund's average net assets).

                                  Sub-Adviser: DMC. DMC and its predecessors have been managing mutual funds since 1938.
                                  As of December 31, 2006, DMC and its affiliates were managing in excess of $150 billion in assets in various institutional or separately managed investment company and insurance accounts. DMC is a series of DMBT, a Delaware statutory trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
                                  DMBT is an indirect subsidiary of DMH.DMH is an indirect subsidiary, and subject to the ulti-
                                  mate control, of LNC.

                                  Portfolio Manager: Ryan K. Brist, Executive Vice President/Managing Director and Chief
                                  Investment Officer, Fixed Income, is responsible for the management of the fund. Prior to join-
                                  ing Delaware Investments, Mr. Brist was senior trader and corporate specialist for Conseco
                                  Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corporate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in
                                  finance from Indiana University and is a CFA charterholder.

GPD-2

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP Delaware Growth and Income   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.33% of the fund's average net assets).

                                  Sub-Adviser: DMC.

                                  Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                  Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments in each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                                  Investment Officer, Core Equity, served as vice president and director of equity research at
                                  PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                                  President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                                  Prior to joining Delaware Investments, Mr Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                                  Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                                  University and received an MBA from the Wharton School of Business at the University of
                                  Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                                  Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                                  joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                                  Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                                  Michael Morris and Mr. Padilla are CFA charterholders.

                                                                           GPD-3

Fund                         Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
============================ ===============================================================================================
LVIP Delaware Managed Fund   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.41% of the fund's average net assets).

                             Sub-Adviser: DMC.

                             Portfolio Manager(s): A team consisting of Francis X. Morris, Christopher S. Adams, Michael
                             S. Morris and Donald G. Padilla is responsible for managing the process which determines the timing and the amount of the investments is each category. This team is also responsible for managing the stock category of the fund. Mr. Francis Morris, Senior Vice President and Chief
                             Investment Officer, Core Equity, served as vice president and director of equity research at
                             PNC Asset management prior to joining Delaware Investments in 1997. Mr. Adams, Vice
                             President/Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1995.
                             Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers &
                             Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. He is a graduate of Oxford
                             University and received an MBA from the Wharton School of Business at the University of
                             Pennsylvania. Mr. Michael Morris, Vice President/Portfolio Manager and Senior Equity Analyst,
                             served as senior equity analyst at Newbold Asset Management prior to joining Delaware
                             Investments in 1999. Mr. Padilla, Vice President/Portfolio Manager and Senior Equity Analyst,
                             joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware
                             Investments, Mr. Padilla held various positions at The Vanguard Group. Mr. Adams, Mr.
                             Michael Morris and Mr. Padilla are CFA charterholders.

                             Ryan K. Brist, Executive Vice President/Managing Director and Chief Investment Officer, Fixed
                             Income, is responsible for the management of the fund's debt obligations category. Prior to joining Delaware Investments, Mr. Brist was Senior Trader and Corporate Specialist for
                             Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a corpo-
                             rate finance analyst at Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree from Indiana University and is a CFA Charterholder.

                             Cynthia I. Isom, Vice President and Portfolio Manager, manages the money market category of the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's degree from Vassar College.

GPD-4

Fund                               Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================== =============================================================================================
LVIP Delaware Social Awareness     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                               ended December 31, 2006 was 0.35% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Francis X. Morris, Christopher S. Adams, Michael S.
                                   Morris and Donald G. Padilla is responsible for the day-to-day management of the fund's investments. Mr. Francis Morris serves as the team leader. Each team member performs research, and all team members meet and make investment decisions as a group. Mr. Francis
                                   Morris, Senior Vice President and Chief Investment Officer, Core Equity, served as vice presi-
                                   dent and director of equity research at PNC Asset management prior to joining Delaware
                                   Investments in 1997. Mr. Adams, Vice President/Portfolio Manager and Senior Equity Analyst,
                                   joined Delaware Investments in 1995. Prior to joining Delaware Investments, Mr. Adams had approximately ten years of experience in the financial services industry in the U.S. and
                                   U.K.,
                                   including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and
                                   Lloyds Bank. He is a graduate of Oxford University and received an MBA from the Wharton
                                   School of Business at the University of Pennsylvania. Mr. Michael Morris, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, served as senior equity analyst at Newbold
                                   Asset
                                   Management prior to joining Delaware Investments in 1999. Mr. Padilla, Vice President/
                                   Portfolio Manager and Senior Equity Analyst, joined Delaware Investments in 1994 as an assistant controller. Prior to joining Delaware Investments, Mr. Padilla held various positions
                                   at The Vanguard Group. Mr. Adams, Mr. Michael Morris and Mr. Padilla are CFA
                                   charterholders.
LVIP Delaware Special Opportuni-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
ties Fund                          ended December 31, 2006 was 0.37% of the fund's average net assets).

                                   Sub-Adviser: DMC.

                                   Portfolio Manager: A team consisting of Christopher S. Beck, Michael E. Hughes and Kent P.
                                   Madden are responsible for the day-to-day management of the fund's investments. Mr. Beck has primary responsibility for making day-to-day decisions for the fund, and he regularly con-
                                   sults with Mr. Hughes and Mr. Madden in making these decisions. Mr. Beck, Senior Vice Presi-
                                   dent and Senior Portfolio Manager, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                   Univer-
                                   sity of Delaware. Prior to joining Delaware Investments in 2002, Mr. Hughes was a vice presi-
                                   dent of equity research at Raymond James & Associates and a limited partner of equity research at J.C. Bradford & Company. Mr. Hughes, Vice President and Senior Equity Analyst,
                                   is responsible for the analysis, purchase and sale recommendations of consumer staples, healthcare and technology securities for Delaware's small-cap and mid-cap value portfolios.
                                   He received a bachelor's degree in finance from Sienna College and an MBA from Vanderbilt
                                   University. Mr. Madden, Equity Analyst, joined Delaware Investments in 2004, from Gartmore
                                   Global Investments, where he specialized in technology and telecommunications. He has also worked as an equity analyst for Federated Investors, Inc. and as a corporate finance analyst at
                                   Lehman Brothers Inc. Mr. Madden holds a bachelor of arts degree in economics from DePaul
                                   University and an MBA from the University of Chicago Graduate School of Business. All team members are CFA charterholders.

                                                                           GPD-5

Fund                              Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
================================= ==============================================================================================
LVIP FI Equity-Income Fund        Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.73% of the fund's average net assets).

                                  Sub-Adviser: Pyramis Global Advisors LLC (Pyramis), a subsidiary of Fidelity Management and Research Company (FMR), 82 Devonshire Street, Boston, MA 02109. Pyramis serves as sub-adviser for the fund.

                                  Portfolio Manager: Ciaran O'Neill. Mr. O'Neill joined Fidelity in 1995 as an analyst. In this capacity, he was responsible for developing strategies to identify undervalued equities with significant potential for price appreciation. In 1998, Mr. O'Neill served as a senior equity ana-
                                  lyst, covering technology and telecommunications at NCB Group in Dublin, Ireland and moved back to Boston in 1999 to direct the equity research efforts of Fidelity's Institutional
                                  Growth
                                  Group. In this capacity, Mr. O'Neill's research emphasized a value approach to stock selection.
                                  Mr. O'Neill has managed or co-managed funds at Fidelity since 2001. Most recently, he has headed up the value portfolio for Pyramis Global Advisors. He also managed Fidelity Struc-
                                  tured Large Cap Value Fund and Fidelity Structured Mid Cap Value Fund from February 2004 until February 2005. He received an MBA from Massachusetts Institute of Technology (Sloan
                                  School of management) in 1995.
LVIP Growth Opportunities Fund    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year ended December 31, 2006 was 0.99% of the fund's average net assets).

                                  Sub-Adviser: BAMCO, Inc., 767 Fifth Avenue, New York, New York 10153. BAMCO, Inc. is
                                  responsible for the day-to-day management of the fund since its inception date.

                                  Portfolio Manager: Ronald Baron serves as portfolio manager of the fund. Mr. Baron is the founder, chief executive officer and chairman of BAMCO, Inc. and the Baron Capital Group,
                                  Inc. and, with his family, is the principal owner of BCG and is responsible for day-to-day man-
                                  agement of the fund. Mr. Baron has been the portfolio manager of the Baron Capital Asset
                                  Fund since its inception.
LVIP Janus Capital Appreciation   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                              ended December 31, 2006 was 0.75% of the fund's average net assets).

                                  Sub-Adviser: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206.
                                  Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 38 years.

                                  Portfolio Manager: Mr. Edward Keely, Vice President of Janus, has been responsible for man-
                                  aging the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice Presi-
                                  dent of Investments at Founders Funds. Mr Keely was also portfolio manager of Founders
                                  Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of
                                  Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Finan-
                                  cial Analyst and has 18 years of professional investment experience.

GPD-6

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP Mondrian International Value    Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.71% of the fund's average net assets).

                                     Sub-Adviser: Mondrian Investment Partners Limited, Fifth Floor, 10 Gresham Street, London
                                     EC2V 7JD, United Kingdom. Mondrian has been sub-adviser to the fund since 1998. Mondrian has been registered as an investment adviser with the SEC since 1990, and provides invest-
                                     ment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                     Portfolio Manager(s): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                     Mondrian are primarily responsible for making day-to-day investment decisions and for set-
                                     ting the overall investment strategy for the fund. Ms. Lewis also has responsibility for ensur-
                                     ing that all cashflows are managed in a timely manner and that all strategy decisions are reflected in the portfolio of the fund. Mr. Gillmore, Deputy Managing Director and Senior
                                     Port-
                                     folio Manager for Mondrian, was a founding member of Mondrian in 1990. He is a graduate of the University of Warwick. Ms. Desmond, Joint Investment Officer and Senior Portfolio Man-
                                     ager, joined Mondrian in 1991. Ms. Desmond graduated from Wellesley College, holds a mas-
                                     ters degree from Stanford University and is a CFA Charterholder. Ms. Lewis, Senior
                                     Portfolio
                                     Manager, joined Mondrian in 1995. She is a graduate of Pembroke College, Oxford University and is an associate of the UK Society of Investment Professionals.
LVIP Money Market Fund               Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
                                     ended December 31, 2006 was 0.42% of the fund's average net assets).

                                     Sub-Adviser: DMC.

                                     Portfolio Manager: Cynthia I. Isom, Vice President and portfolio manager of DMC, manages the fund. She joined Delaware Investments in 1985 as a trader of money market, high grade corporate, and treasury securities. She previously worked for eight years in the securities
                                     industry, most recently in institutional sales with Merrill Lynch. Ms. Isom holds a bachelor's
                                     degree from Vassar College.
LVIP T. Rowe Price Structured Mid-   Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Cap Growth Fund                      ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.
                                     T.
                                     Rowe Price has been responsible for the day-to-day management of the fund since January,
                                     2004.

                                     Portfolio Manager: Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the
                                     chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quanti-
                                     tative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in
                                     economics from Tulane University and an MBA from the Wharton School, University of Penn-
                                     sylvania. Effective October 1, 2007, P. Robert Bartolo will become Committee chairman and will be responsible for the day-to-day management of the fund. Mr. Bartolo, CFA, currently serves as a member of the Committee. Mr. Bartolo joined the firm in 2002, and previously was
                                     director of finance for MGM Mirage, Inc. Mr. Bartolo received a B.S. in accounting from the
                                     University of Southern California, and received an M.B.A. from the Wharton School.

                                                                           GPD-7

Fund                                 Investment Adviser, Sub-Adviser, if any, and Portfolio Manager(s)
==================================== ===========================================================================================
LVIP UBS Global Asset Allocation     Adviser: LIA (aggregate advisory fee paid to DMC, the fund's former adviser, for fiscal year
Fund                                 ended December 31, 2006 was 0.73% of the fund's average net assets).

                                     Sub-Adviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM), One North
                                     Wacker Drive, Chicago, IL 60606. UBS Global AM has served as the fund's sub-adviser since
                                     January 2004.

                                     Portfolio Manager: Brian D. Singer, Chief Investment Officer Americas, is the lead portfolio
                                     manager for the fund. Mr. Singer has access to certain members of the fixed-income and equi-
                                     ties investment management teams, each of whom is allocated a specified portion of the fund
                                     over which he or she has independent responsibility for research, security selection and port-
                                     folio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in the fund. Mr. Singer as lead portfolio
                                     manager and coordinator for management of the fund has responsibility for allocating the fund's assets among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the fund to ensure its
                                     compliance with its stated investment objectives and strategies. Mr. Singer joined UBS in
                                     1990.
LVIP Wilshire Profile Funds (Fund
of Funds)                            Investment Adviser, Sub-Adviser, and Portfolio Manager(s)
LVIP Wilshire Conservative Profile   Adviser: LIA (for the Profile Funds, aggregate advisory fee paid to DMC, the fund's former
Fund                                 adviser, for fiscal year ended December 31, 2006 was 0.25% of each fund's average net
LVIP Wilshire Moderate Profile       assets).
Fund
LVIP Wilshire Moderately Aggres-     Sub-Adviser: Wilshire Associates Incorporated (Wilshire), 1299 Ocean Avenue, Suite 700,
sive Profile Fund                    Santa Monica, CA 90401.
LVIP Wilshire Aggressive Profile
Fund                                 Portfolio Manager: Mr. Victor Zhang is a Vice President, member of the Wilshire Funds Man-
LVIP Wilshire 2010 Profile Fund      agement Investment Committee and serves as portfolio manager of the funds. Mr. Zhang
LVIP Wilshire 2020 Profile Fund      joined Wilshire in 2006, from Harris myCFO Investment Advisory Services, LLC, where he was
LVIP Wilshire 2030 Profile Fund      the director responsible for portfolio structure and implementation since 2001. From 1996 to
LVIP Wilshire 2040 Profile Fund      2001, Mr. Zhang served as a senior consultant with Ernst & Young's Investment Advisory
                                     Ser-
                                     vices in Los Angeles. He holds a bachelor's degree in Business Economics from the
                                     University
                                     of California, Los Angeles.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory contract for the funds and the sub-advisory contracts for certain of the funds is available in the annual report to shareholders for the twelve month period ended December 31, 2006 or the semi-annual report to shareholders for the six month period ended June 30, 2006.

GPD-8

Management of the Funds
The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

Manager of Managers. The funds employ a "manager of managers" structure. In this regard, the funds have received an exemptive order from the SEC to permit a funds' investment adviser, without further shareholder approval, to enter into and materially amend sub-advisory agreements with sub-advisers upon approval of the Trust's Board of Trustees. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new sub-adviser, shareholders will be furnished all information that would be included in a proxy statement regarding the new sub-adviser. Moreover, the funds' adviser will not enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. The adviser has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement.

Investment Adviser and Sub-Advisers: Lincoln Investment Advisors Corporation
(LIA), formerly Jefferson Pilot Investment Advisory Corporation, is the investment adviser to the funds. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation (LNC). LIA's address is 1300 South Clinton Street, Fort Wayne, IN 46802. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 20 years.

LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services.

The funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. All sub-advisers to the funds are paid out of the fees paid to the adviser.

The following chart lists each fund's investment adviser, sub-adviser, and portfolio manager. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.

Fund                  Investment Adviser, Sub-Adviser and Portfolio Manager(s)
===================== ==============================================================================================
LVIP Capital Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                      0.73% of the fund's average net assets).

                      Sub-Adviser: Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts
                      02109, a registered investment adviser and Massachusetts limited liability partnership.
                      Wellington Management is one of America's oldest and largest independent investment coun-
                      seling firms. As of December 31, 2006 Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

                      Portfolio Managers: Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Man-
                      ager of Wellington Management, has served as the Portfolio Manager for the fund since 2004.
                      Mr. Shilling joined Wellington Management as an investment professional in 1994. John A.
                      Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management,
                      joined Wellington Management as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2004. Mr. Boselli is employed by Wellington Management International Limited, which is a wholly-owned sub-
                      sidiary of Wellington Management. Prior to joining Wellington Management, Mr. Boselli was an investment professional at Putnam Investments, Inc. (1996-2002).

                                                                           GPD-9

Fund                                Investment Adviser, Sub-Adviser and Portfolio Manager(s)
=================================== ============================================================================================
LVIP Marsico International Growth   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.97% of the fund's average net assets).

                                    Sub-Adviser: Marsico Capital Management, LLC ("Marsico"), 1200 17th Street Suite 1600,
                                    Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability com-
                                    pany. Marsico was formed in 1997, and became a wholly-owned indirect subsidiary of Bank of
                                    America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of September 30, 2006, had approximately
                                    $73.7 billion under management.

                                    Portfolio Manager: James G. Gendelman is the portfolio manager and is responsible for the day-to-day management of the fund. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He
                                    holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to
                                    1985.
LVIP MFS Value                      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.74% of the fund's average net assets).

                                    Sub-Adviser: Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Bos-
                                    ton, Massachusetts, 02116, commonly known as MFS Investment Management, together with its subsidiary, MFS Institutional Advisors, Inc. ("MFSI"), act as the investment adviser to investment companies, separate accounts and other clients. MFS and MFSI share personnel and resources in performing their investment advisory and administrative functions. MFS is
                                    a
                                    majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc.,
                                    which in turn is an indirect majority owned subsidiary of Sun Life Financial, Inc. (a diversified
                                    financial services organization). MFS has been a subsidiary of Sun Life since 1982.

                                    Portfolio Manager: The fund is managed by portfolio managers Steven Gorham and Nevin
                                    Chitkara. Steven R. Gorham is a Senior Vice President and portfolio manager at MFS. Mr.
                                    Gorham joined MFS in 1989. He became a research analyst in 1993 and a portfolio manager in
                                    2000. He is a graduate of the University of New Hampshire and has a M.B.A. from Boston Col-
                                    lege. Nevin P. Chitkara is a Vice President and portfolio manager at MFS. Mr. Chitkara joined
                                    MFS in 1997. Mr. Chitkara was an equity research analyst prior to being named portfolio man-
                                    ager in 2006. Prior to joining MFS, he served on the Corporate Audit and Business Develop-
                                    ment staffs of General Electric Co. Mr. Chitkara is a graduate of Boston University and has
                                    a
                                    M.B.A. from the MIT Sloan School of Management.
LVIP Mid-Cap Growth                 Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                    0.90% of the fund's average net assets).

                                    Sub-Adviser: Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100,
                                    Berwyn, Pennsylvania 19312, is a registered investment adviser. As of December 31, 2006,
                                    Turner had over $22.8 billion in assets under management.

                                    Portfolio Manager: The fund is managed by a committee comprised of Christopher McHugh
                                    (Lead Manager), Jason D. Schrotberger (Co-manager) and Tara R. Hedlund (Co-manager).
                                    Christopher McHugh, Vice President/Senior Portfolio Manager, joined Turner in 1990. Prior to
                                    1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has
                                    21 years of investment experience. Jason D. Schrotberger, Security Analyst/Portfolio
                                    Manager,
                                    joined Turner in 2001. Prior to 2001, he was an investment analyst at BlackRock Financial
                                    Management. Mr. Schrotberger has 13 years of investment experience. Tara R. Hedlund, Secu-
                                    rity Analyst/Portfolio Manager, joined Turner Investments in 2000. Prior to 2000, she was an
                                    audit engagement senior at Arthur Andersen LLP. Ms. Hedlund has 12 years of investment experience. Mr. Schrotberger and Ms. Hedlund are CFA charterholders.

GPD-10

Fund                 Investment Adviser, Sub-Adviser and Portfolio Manager(s)
==================== ===============================================================================================
LVIP Mid-Cap Value   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                     0.99% of the fund's average net assets).

                     Sub-Adviser: Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts
                     02109, is a registered investment adviser and Massachusetts limited liability partnership.
                     Wellington Management is one of America's oldest and largest independent investment coun-
                     seling firms. As of December 31, 2006 Wellington Management managed approximately $575 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

                     Portfolio Manager: James N. Mordy, Senior Vice President and Equity Portfolio Manager of
                     Wellington Management, has served as Portfolio Manager of the fund since 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.
LVIP S&P 500 Index   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                     0.24% of the fund's average net assets).

                     Sub-Adviser: Mellon Capital Management Corporation (Mellon Capital), 595 Market Street,
                     Suite 3000, San Francisco, California 94105. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institu-
                     tional and private investors. As of September 30, 2006, Mellon Capital had assets under man-
                     agement totaling approximately $158 billion (AUM includes assets managed in overlay strate-
                     gies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.)

                     Portfolio Manager(s): Mellon Capital supervises and manages the investment portfolio of the
                     Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Susan Ellison, Richard A. Brown, and
                     Karen Q. Wong. Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Manage-
                     ment at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an assistant portfolio manager, and throughout the years has held various positions in the Equity Portfolio
                     Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Man-
                     agement and is responsible for the management of all U.S. and international equity portfolios.
                     Ms. Ellison received her B.S. degree from San Francisco State University and is a member of the CFA Institute and the CFA Society of San Francisco. She has 18 years of investment experi-
                     ence. Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon
                     Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has
                     11 years of investment experience. Mr. Brown is a member of the CFA Institute and the CFA
                     Society of San Francisco. Karen Q. Wong, CFA is a Vice President, Equity Portfolio Manage-
                     ment at Mellon Capital. Karen Q. Wong joined Mellon Capital in 2000 as an associate portfolio manager. Currently, she co-manages a team of portfolio managers for domestic and interna-
                     tional equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco University. Ms.
                     Wong has 6 years of investment experience. Ms Wong is a member of the CFA Institute and the CFA Society of San Francisco.

                                                                          GPD-11

Fund                              Investment Adviser, Sub-Adviser and Portfolio Manager(s)
================================= ===============================================================================================
LVIP Small-Cap Index              Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                  0.75% of the fund's average net assets; the aggregate advisory fee rate effective April 30,
                                  2007 is 0.32% of the fund's average net assets).

                                  Sub-Adviser: Mellon Capital Management Corporation (Mellon Capital), 595 Market Street,
                                  Suite 3000, San Francisco, California 94105 is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of September 30, 2006, Mellon Capital had assets under management totaling approximately $158 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon
                                  Bank and Dreyfus Corp.)

                                  Portfolio Manager(s): Mellon Capital Management Corporation employs a team approach to managing the fund. The Management Team includes Susan Ellison, Richard Brown, and Karen
                                  Wong. The members of the Mangement Team are jointly and primarily responsible for the day-
                                  to-day management of the fund. The Management Team members play equal roles with respect to the management of the fund, and there are no limits on such roles.

                                  Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon
                                  Capital since 2000. Ms. Ellison joined Mellon Capital in 1988, and since 1991 she has been acting as head of the Equity Portfolio Management Group. Ms. Ellison received her B.S.
                                  degree from San Francisco State University and is a member of the CFA Institute and the Soci-
                                  ety of Investment Analysts of San Francisco. Richard A. Brown, CFA, has been a Director,
                                  Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in
                                  1995. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward.
                                  Mr. Brown is a member of the CFA Institute and the Society of Investment Analysts of San
                                  Francisco. Karen Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capi-
                                  tal. Ms. Wong joined Mellon Capital in 2000. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A.
                                  from San Francisco University. Ms Wong is a member of the CFA Institute and the Society of
                                  Investment Analysts of San Francisco.
LVIP T. Rowe Price Growth Stock   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                                  0.78% of the fund's average net assets).

                                  Sub-Adviser: T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Balti-
                                  more, Maryland 21202, is a registered investment adviser and Maryland corporation. T. Rowe
                                  Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory ser-
                                  vices to individual and institutional investor accounts and managed approximately $334.7 bil-
                                  lion as of December 31, 2006. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price
                                  Group, Inc., a publicly traded financial services holding company.

                                  Portfolio Manager: The fund is managed by an investment advisory committee. Robert W.
                                  Smith, Vice President of T. Rowe Price, serves as Committee chairman and is responsible for the day-to day management of the fund. Bob works with the Committee in developing and executing the fund's investment program. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an analyst for Massachusetts Financial Services. Bob earned his B.S. in Finance and Economics from the U. of Delaware and an M.B.A. from the U.
                                  of Virginia.

GPD-12

Fund                       Investment Adviser, Sub-Adviser and Portfolio Manager(s)
========================== ==================================================================================================
LVIP Templeton Growth      Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                           0.75% of the fund's average net assets).

                           Sub-Adviser: Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard,
                           Suite 2100, Fort Lauderdale, Florida 33394, is a registered investment adviser and a Delaware
                           Limited Liability Company. TICL is an indirect wholly-owned subsidiary of Franklin Resources,
                           Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $511.3 billion as of September 30, 2006.

                           Portfolio Manager: The fund is managed by a team, with Peter Nori as the lead portfolio man-
                           ager. The other team members are Cindy Sweeting and Tina Hellmer. Prior to August 1, 2003,
                           Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of
                           Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been a member of the global equity research team since 1994. Ms. Sweeting is Executive Vice Presi-
                           dent and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Hellmer is Vice President and Portfolio Manager-Research Analyst
                           with Templeton. She joined the firm in 1997 and holds a CFA.
LVIP Value Opportunities   Adviser: LIA (aggregate advisory fee paid to LIA for fiscal year ended December 31, 2006 was
                           1.25% of the fund's average net assets; the aggregate advisory fee rate effective April 30,
                           2007 is 1.05% of the fund's average net assets).

                           Sub-Adviser: Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), 565 Fifth Avenue,
                           Suite 2101, New York, New York 10017, is a registered investment adviser and partnership.
                           Dalton Greiner was organized in 1982 as Dillon Read Capital, the money management subsid-
                           iary of the investment bank, Dillon Read. Dalton Greiner is currently 80% owned by Boston
                           Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20%
                           interest is held by 12 Dalton Greiner employees.As of September 30, 2006, Dalton Greiner had approximately $2.8 billion in assets under management. Dalton Greiner will be owned 80% by
                           Boston Private and 20% by Dalton Greiner professionals.

                           Portfolio Manager: Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the fund. The five individuals with the most significant respon-
                           sibility for the day-to-day management of the fund are Kenneth Greiner, Timothy Dalton,
                           Stephen Bruno, Bruce Geller and Jeffrey Baker. All five individuals carry the Certified Financial
                           Analyst (CFA) designation. Kenneth Greiner has served as Dalton Greiner's President since
                           1990. Timothy Dalton, CFA, has served as the Chief Executive Officer of Dalton Greiner since
                           1990 and as the Chief Investment Officer since 1997. Stephen Bruno, Executive Vice Presi-
                           dent, joined Dalton Greiner in 1990. Bruce Geller, Senior Vice President, joined Dalton Greiner in 1992. Jeffrey Baker, Vice President, joined Dalton Greiner in 2000. Prior to 2000, Mr. Baker was an Analyst for Prudential Investments and Merrill Lynch. Each of the aforementioned indi-
                           viduals serve as sector analysts and are responsible for stock selection within their defined sectors.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different asset levels.

A discussion regarding the basis for the Trust's Board of Trustees approving the investment advisory and sub-advisory contract for the funds will be available in the semi-annual report to shareholders for the six month period ended June 30, 2007.

Net Asset Value
Each fund determines its net asset value per share (NAV) as of close of regular trading (normally 4:00 p.m., New York time) on the New York Stock Exchange
(NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

                                                                          GPD-13

  o adding the values of all securities investments and other assets;
  o subtracting liabilities (including dividends payable); and
  o dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund typically values its securities investments as follows:
  o equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and
  o debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and
  o fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, a fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the funds' board of trustees. When a fund uses fair value pricing, it may take into account any factors it deems appropriate. A fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

For each of the Profile Funds and Target Maturity Profile Funds (which are fund of funds), the Fund's net asset value is calculated based principally upon the net asset values of the shares of the underlying mutual funds in which the Fund invests. Please refer to the Prospectus and SAI for the underlying funds for an explanation of the circumstances under which those mutual funds will use fair value pricing and the effects of using fair value pricing. If the Profile Funds or the Target Maturity Profile Funds own investments other than shares of underlying mutual funds, they will use the methodology described in this section to value those investments.

Share Classes
Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the Plan). As previously noted, the Trust offers shares of beneficial interest to insurance companies for allocation to certain of their variable contracts. The Trust may pay the insurance companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust's board of trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

Purchase and Redemption of Fund Shares
Each fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (Lincoln Life), Lincoln Life & Annuity Company of New York
(LNY) and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the

GPD-14

SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

LIA and its affiliates, including Lincoln Financial Distributors, Inc. ("LFD") and/or the funds' sub-advisers, may pay additional compensation (at their own expense and not as an expense of the funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, "financial intermediaries") in connection with the sale or retention of fund shares or insurance products that contain the funds and/or shareholder servicing ("distribution assistance"). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of a fund's shares, as such payments are not made from fund assets.

For more information, please see the Statement of Additional Information.

Securities Lending
Each fund may, subject to approval by the Board of Trustees, seek to increase its income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A fund would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

Market Timing
Frequent, large, or short-term transfers among the funds, such as those associated with "market timing" transactions, may adversely affect the funds and their investment returns. Such transfers may dilute the value of fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. The risks of frequent trading are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As a result, the funds discourage such trading activity.

As an effort to protect our fund investors and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the fund's board of trustees (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the funds and other mutual funds supporting the insurance contracts, that may adversely affect fund investors.

Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The fund will exercise this right if, among other things, the fund identifies an investor as a "market timer" under the Market Timing Procedures.

While the funds have Market Timing Procedures, the funds, in seeking to identify market timing, also rely on the insurance companies that hold shares of the funds in separate accounts to support the insurance contracts. The funds receive purchase, exchange and redemption orders through omnibus accounts maintained for the funds. Omnibus account arrangements are common forms of holding shares of the funds, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients' transactions and ownership positions. Each fund has entered into an agreement with each insurance company that holds fund shares to help detect and prevent market timing in the fund's shares. The agreement generally requires such insurance company to (i) provide, upon request by the fund, certain identifying and account information regarding contract owners who invest in fund shares through the omnibus account; and (ii) execute instructions from the fund to restrict further purchases or exchanges of fund shares by a contract owner who the fund has identified as a market timer.

                                                                          GPD-15

As part of the Market Timing Procedures, the funds review periodic trade reports for unusual activity that may be suggestive of market timing. The funds maintain guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the fund contacts the applicable insurance company. If the fund identifies the contract holder as a "market timer," the insurance company will follow its procedures for restricting the contract holder's trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of fund investors determined to be engaged in such transfer activity that may adversely affect other fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the funds will be able to identify possible market timing activity or that market timing will not occur in the funds. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure
A description of funds' policies and procedures with respect to the disclosure of a fund's portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations
Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional fund shares of the same class of the fund at no charge.

Since all the shares of the funds are owned directly or indirectly by Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequence at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

Funds as Profile Fund Investments
The funds may accept investments from the Profile Funds and Target Maturity Profile Funds, other investment series of the Trust, each of which operates as a fund of funds. The "fund of funds" structure operates in reliance on the federal securities laws and rules adopted thereunder which generally permit a fund to sell its shares to other affiliated funds and non-affiliated funds within strict percentage limitations. From time to time, the fund may experience large investments or redemptions due to allocations or rebalancings by the Profile Funds and Target Maturity Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the funds' portfolio management. For example, the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

GPD-16

Financial Highlights
The financial highlights table is intended to help you understand the financial performance of each fund's Service Class shares since their inception. Certain information reflects financial results for a single fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and payment of fees by the manager, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap Growth Fund)1,2
12/31/2006       $10.754      (0.028)        0.996       0.968             -             -               -       $11.722
12/31/2005       $ 9.817      (0.051)        0.988       0.937             -             -               -       $10.754
12/31/20043      $ 8.659      (0.061)        1.219       1.158             -             -               -       $ 9.817
12/31/20034      $ 7.172      (0.029)        1.516       1.487             -             -               -       $ 8.659
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)1,2
12/31/2006       $12.621       0.587        (0.029)      0.558        (0.539)            -          (0.539)      $12.640
12/31/2005       $12.966       0.488        (0.188)      0.300        (0.513)       (0.132)         (0.645)      $12.621
12/31/2004       $13.222       0.534         0.103       0.637        (0.501)       (0.392)         (0.893)      $12.966
12/31/20034      $13.700       0.323        (0.121)      0.202        (0.561)       (0.119)         (0.680)      $13.222
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation Fund)1,6
12/31/2006       $18.294       0.004         1.716       1.720             -             -               -       $20.014
12/31/2005       $17.608      (0.006)        0.700       0.694        (0.008)            -          (0.008)      $18.294
12/31/2004       $16.766      (0.051)        0.893       0.842             -             -               -       $17.608
12/31/20034      $14.021      (0.036)        2.781       2.745             -             -               -       $16.766
Lincoln VIP Core Fund1,6
12/31/20067      $10.404       0.101         1.319       1.420        (0.060)            -          (0.060)      $11.764
12/31/20058      $10.000       0.061         0.366       0.427        (0.023)            -          (0.023)      $10.404
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)1,6
12/31/200610     $17.980       0.177         1.717       1.894        (0.161)       (1.499)         (1.660)      $18.214
12/31/2005       $18.013       0.172         0.539       0.711        (0.165)       (0.579)         (0.744)      $17.980
12/31/200438     $15.895       0.144         2.141       2.285        (0.167)            -          (0.167)      $18.013
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset Allocation Fund)1,2
12/31/2006       $14.528       0.235         1.765       2.000        (0.165)       (0.732)         (0.897)      $15.631
12/31/2005       $14.179       0.152         0.729       0.881        (0.142)       (0.390)         (0.532)      $14.528
12/31/200412     $12.700       0.157         1.512       1.669        (0.190)            -          (0.190)      $14.179
12/31/20034      $11.578       0.062         1.411       1.473        (0.351)            -          (0.351)      $12.700
Lincoln VIP Growth Fund1,6
12/31/200613     $11.685      (0.019)        0.709       0.690             -             -               -       $12.375
12/31/20058      $10.000      (0.023)        1.708       1.685             -             -               -       $11.685
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income Fund)1,2
12/31/2006       $31.650       0.368         3.447       3.815        (0.349)            -          (0.349)      $35.116
12/31/2005       $30.396       0.348         1.252       1.600        (0.346)            -          (0.346)      $31.650
12/31/200438     $26.971       0.270         3.495       3.765        (0.340)            -          (0.340)      $30.396
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)1,6
12/31/200615     $12.493      (0.048)        1.284       1.236             -             -               -       $13.729
12/31/20058      $10.000      (0.088)        2.581       2.493             -             -               -       $12.493
Lincoln VIP International Fund (now LVIP Mondrian International Value Fund)1,2
12/31/2006       $17.957       0.519         4.771       5.290        (0.561)            -          (0.561)      $22.686
12/31/2005       $16.297       0.394         1.585       1.979        (0.319)            -          (0.319)      $17.957
12/31/200417     $13.616       0.296         2.507       2.803        (0.122)            -          (0.122)      $16.297
12/31/20034      $10.573       0.154         3.107       3.261        (0.218)            -          (0.218)      $13.616
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)1,2
12/31/2006       $15.699       0.326         1.283       1.609        (0.362)            -          (0.362)      $16.946
12/31/2005       $15.386       0.265         0.383       0.648        (0.335)            -          (0.335)      $15.699
12/31/200438     $14.091       0.171         1.391       1.562        (0.267)            -          (0.267)      $15.386
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)2
12/31/2006       $10.000       0.432             -       0.432        (0.432)            -          (0.432)      $10.000
12/31/2005       $10.000       0.253             -       0.253        (0.253)            -          (0.253)      $10.000

                                         Ratio of Net                  Net
                             Ratio of     Investment                Assets At
                           Expenses to      Income                   End of
                             Average       (Loss) to    Portfolio    Period
                  Total        Net        Average Net    Turnover    (000's
Period Ended     Return       Assets        Assets         Rate     omitted)
-------------- ---------- ------------- -------------- ----------- ----------
Lincoln VIP Aggressive Growth Fund (now LVIP T. Rowe Price Structured Mid-Cap
Growth Fund)1,2
12/31/2006      9.00%        1.10%       (0.25%)            41%     $ 13,090
12/31/2005      9.54%        1.12%       (0.51%)            38%     $  6,391
12/31/20043    13.37%        1.16%       (0.69%)           106%     $  2,203
12/31/20034    20.73%        1.11%       (0.57%)            94%5    $    693
Lincoln VIP Bond Fund (now LVIP Delaware Bond Fund)1,2
12/31/2006      4.45%        0.65%        4.64%            397%     $461,394
12/31/2005      2.39%        0.66%        3.77%            270%     $345,440
12/31/2004      5.05%        0.67%        4.06%            329%     $201,444
12/31/20034     1.58%        0.69%        3.84%            652%5    $ 41,918
Lincoln VIP Capital Appreciation Fund (now LVIP Janus Capital Appreciation
Fund)1,6
12/31/2006      9.40%       0.95%21       0.02%             99%     $ 16,903
12/31/2005      3.94%       0.98%20      (0.03%)            85%     $ 12,378
12/31/2004      5.02%       1.05%19      (0.31%)            33%     $  3,812
12/31/20034    19.58%        1.06%       (0.37%)            21%5    $    458
Lincoln VIP Core Fund1,6
12/31/20067    13.66%       1.09%23       0.91%             46%     $  3,858
12/31/20058     4.27%      1.09%9,22      0.89%             43%     $    836
Lincoln VIP Equity-Income Fund (now LVIP FI Equity-Income Fund)1,6
12/31/200610   11.00%       0.94%25       0.99%            199%     $ 19,980
12/31/2005      4.23%       1.03%24       0.98%            151%     $  6,590
12/31/200438   14.42%        1.05%        1.40%            120%11   $    253
Lincoln VIP Global Asset Allocation Fund (now LVIP UBS Global Asset
Allocation Fund)1,2
12/31/2006     14.23%        1.16%        1.58%             78%     $ 34,215
12/31/2005      6.53%        1.18%        1.08%             91%     $ 10,517
12/31/200412   13.27%        1.28%        1.21%            139%     $  3,842
12/31/20034    13.07%        1.29%        0.83%            191%5    $    810
Lincoln VIP Growth Fund1,6
12/31/200613    5.91%       1.11%27      (0.16%)           182%     $  7,701
12/31/20058    16.85%      1.11%14,26    (0.31%)           251%     $  2,448
Lincoln VIP Growth and Income Fund (now LVIP Delaware Growth and Income
Fund)1,2
12/31/2006     12.09%        0.63%        1.12%             29%     $ 13,290
12/31/2005      5.28%        0.63%        1.14%             20%     $  4,358
12/31/200438   14.02%        0.62%        1.55%             38%11   $    132
Lincoln VIP Growth Opportunities Fund (now LVIP Growth Opportunities Fund)1,6
12/31/200615    9.89%       1.43%29      (0.36%)           269%     $  4,297
12/31/20058    24.93%      1.43%16,28    (1.11%)           376%     $    990
Lincoln VIP International Fund (now LVIP Mondrian International Value
Fund)1,2
12/31/2006     29.69%        1.09%        2.55%             14%     $183,467
12/31/2005     12.26%        1.17%        2.33%              7%     $122,947
12/31/200417   20.63%        1.23%        2.08%              9%     $ 64,534
12/31/20034    31.03%        1.26%        2.08%             14%5    $ 12,775
Lincoln VIP Managed Fund (now LVIP Delaware Managed Fund)1,2
12/31/2006     10.30%        0.75%        2.00%            143%     $  2,059
12/31/2005      4.23%        0.76%        1.71%             92%     $  1,016
12/31/200438   11.16%        0.74%        1.91%            145%11   $    197
Lincoln VIP Money Market Fund (now LVIP Money Market Fund)2
12/31/2006      4.43%        0.74%        4.37%           N/A       $176,812
12/31/2005      2.53%        0.79%        2.53%           N/A       $ 84,535

                                                                          GPD-17

                              Income from Investment Operations            Less Dividends and Distributions From:
                           --------------------------------------- -------------------------------------------------------
                                         Net Realized
                                             and
                                          Unrealized
                                         Gain (Loss)
                Net Asset       Net           on                                                    Total
                  Value     Investment   Investments   Total From       Net      Net Realized     Dividends     Net Asset
                Beginning     Income     and Foreign   Investment   Investment      Gain on          and        Value End
Period Ended    of Period     (Loss)      Currencies   Operations     Income      Investments   Distributions   of Period
-------------- ----------- ------------ ------------- ------------ ------------ -------------- --------------- -----------
12/31/2004       $10.000      0.062             -        0.062        (0.062)            -          (0.062)      $10.000
12/31/20034      $10.000      0.021             -        0.021        (0.021)            -          (0.021)      $10.000
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness Fund)1,2
12/31/2006       $32.230      0.243         3.627        3.870        (0.230)            -          (0.230)      $35.870
12/31/2005       $29.020      0.221         3.185        3.406        (0.196)            -          (0.196)      $32.230
12/31/2004       $25.991      0.300         2.918        3.218        (0.189)            -          (0.189)      $29.020
12/31/20034      $21.631      0.107         4.419        4.526        (0.166)            -          (0.166)      $25.991
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special Opportunities Fund)1,2
12/31/2006       $39.817      0.479         5.677        6.156        (0.434)       (1.534)         (1.968)      $44.005
12/31/2005       $36.099      0.485         4.834        5.319        (0.354)       (1.247)         (1.601)      $39.817
12/31/200438     $29.463      0.234         6.747        6.981        (0.345)            -          (0.345)      $36.099
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile Fund)1,6
12/31/2006       $10.574      0.160         0.795        0.955        (0.137)       (0.005)         (0.142)      $11.387
12/31/20058      $10.000      0.113         0.461        0.574             -             -               -       $10.574
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile Fund)1,6
12/31/2006       $10.847      0.103         1.171        1.274        (0.079)       (0.001)         (0.080)      $12.041
12/31/20058      $10.000      0.064         0.783        0.847             -             -               -       $10.847
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately Aggressive Profile Fund)1,6
12/31/2006       $11.081      0.107         1.424        1.531        (0.091)       (0.001)         (0.092)      $12.520
12/31/20058      $10.000      0.118         0.963        1.081             -             -               -       $11.081
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile Fund)1,6
12/31/2006       $11.372      0.039         1.805        1.844        (0.071)       (0.001)         (0.072)      $13.144
12/31/20058      $10.000      0.036         1.336        1.372             -             -               -       $11.372

                                         Ratio of Net                  Net
                             Ratio of     Investment                Assets At
                           Expenses to      Income                   End of
                             Average       (Loss) to    Portfolio    Period
                  Total        Net        Average Net    Turnover    (000's
Period Ended     Return       Assets        Assets         Rate     omitted)
-------------- ---------- ------------- -------------- ----------- ----------
12/31/2004      0.63%        0.78%          0.62%         N/A       $ 54,324
12/31/20034     0.21%        0.78%          0.34%         N/A       $ 11,750
Lincoln VIP Social Awareness Fund (now LVIP Delaware Social Awareness
Fund)1,2
12/31/2006     12.03%        0.66%          0.72%           28%     $ 84,112
12/31/2005     11.75%        0.67%          0.74%           28%     $ 76,514
12/31/2004     12.42%        0.66%          1.13%           38%     $ 42,558
12/31/20034    20.97%        0.68%          0.72%           60%5    $  7,265
Lincoln VIP Special Opportunities Fund (now LVIP Delaware Special
Opportunities Fund)1,2
12/31/2006     15.76%        0.69%          1.15%           11%     $  8,370
12/31/2005     15.36%        0.70%          1.30%           13%     $  3,275
12/31/200438   24.00%        0.72%          1.19%           36%11   $    246
Lincoln VIP Conservative Profile Fund (now LVIP Wilshire Conservative Profile
Fund)1,6
12/31/2006      9.07%      0.55%18,31       1.47%           28%     $ 81,928
12/31/20058     5.74%      0.55%18,30       1.62%           20%     $ 31,646
Lincoln VIP Moderate Profile Fund (now LVIP Wilshire Moderate Profile
Fund)1,6
12/31/2006     11.77%      0.55%18,33       0.91%           19%     $394,418
12/31/20058     8.47%      0.55%18,32       0.91%           10%     $109,009
Lincoln VIP Moderately Aggressive Profile Fund (now LVIP Wilshire Moderately
Aggressive Profile Fund)1,6
12/31/2006     13.85%      0.55%18,35       0.91%           27%     $262,977
12/31/20058    10.81%      0.55%18,34       1.63%           10%     $ 65,456
Lincoln VIP Aggressive Profile Fund (now LVIP Wilshire Aggressive Profile
Fund)1,6
12/31/2006     16.25%      0.55%18,37       0.32%           40%     $ 62,325
12/31/20058    13.72%      0.55%18,36       0.50%           15%     $ 18,782

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

3 Commencing January 1, 2004, T. Rowe Price relaced Putnam Investments as the
  Fund's sub-adviser.

4 Operations related to the Service Class of the fund commenced on May 15, 2003. 2003 ratios have been annualized and total return has not been annualized.

5 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2003.

6 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

7 Commencing December 1, 2006, ClearBridge Advisors LLC, a subsidiary of Legg
  Mason, Inc., replaced Salomon Brothers Asset Management Inc. as the Fund's sub-advisor.

8 Operations related to the Service Class of the fund commenced May 3, 2005.
  2005 ratios have been annualized and total return has not been annualized.

9 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

10 Commencing September 1, 2006, Pyramis Global Advisors, LLC, a subsidiary of
   Fidelity Management and Research Company (FMR), replaced FMR as the Fund's sub-advisor.

11 The portfolio turnover is representative for the entire Fund for the year ended December 31, 2004.

12 Commencing January 1, 2004, UBS Global Asset Management (Americas), Inc.
   replaced Putnam Investments as the Fund's sub-advisor.

13 Commencing September 30, 2006, Blackrock Investment Management, LLC replaced
   Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

14 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

15 Commencing September 1, 2006, BAMCO, Inc. replaced Fund Asset Management, LP, doing business as Mercury Advisors as the Fund's sub-advisor.

16 Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.48%.

17 Commencing September 24, 2004, Mondrian Investment Partners Limited replaced Delaware International Advisers Limited as the Fund's sub-advisor.

18 Does not include expenses of the investment companies in which the Fund invests.

19 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.06%.

20 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.08%.

21 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Capital Appreciation Fund would have been 1.08%.

GPD-18

22 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 3.86%.

23 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Core Fund would have been 1.47%.

24 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 1.05%.

25 Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln VIP Equity-Income Fund would have been 1.05%

26 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 3.47%.

27 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Fund would have been 1.59%.

28 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 6.86%.

29 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Growth Opportunities Fund would have been 4.87%.

30 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 1.78%.

31 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Conservative Profile Fund would have been 0.79%.

32 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.85%.

33 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderate Profile
   Fund would have been 0.57%.

34 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 1.04%.

35 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Moderately
   Aggressive Profile Fund would have been 0.61%.

36 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 2.16%.

37 Net of expenses absorbed or waived. If no fees had been waived, the ratio of expenses to the average net assets for the Lincoln VIP Aggressive Profile Fund would have been 0.86%.

38 Operations related to the Service Class of the fund commenced on May 19, 2004. 2004 ratios have been annualized and total return has not been annualized.

                                                                          GPD-19

Financial Highlights
Data for Service Class shares of LVIP Capital Growth Fund, LVIP Marsico International Growth Fund, LVIP MFS Value Fund, LVIP Mid-Cap Growth Fund, LVIP Mid-Cap Value Fund, LVIP S&P 500 Index Fund, LVIP Small-Cap Index Fund, LVIP T. Rowe Price Growth Stock Fund, LVIP Templeton Growth Fund and LVIP Value Opportunities Fund is not yet available because the class had not commenced operations prior to the date of this Prospectus.

General Information
This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The Trust's Board of Trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated April 30, 2007, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders, when available. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will provide a free copy of its annual and semi-annual report upon request, when available.

The Trust will issue unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors. For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries. The Trust does not maintain an internet website.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-551-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, 100 F. Street N.E., D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

GPD-20